Exhibit 10.1.44

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPERATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Unified In-Flight Connectivity Hardware,

Services and Maintenance Agreement

between

American Airlines, Inc.

and

Gogo LLC

Unified In-Flight Connectivity Hardware,

Services and Maintenance Agreement

This Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement (together with the Exhibits and the Appendix hereto, this “Agreement”) is made effective as of February 1, 2017, (the “Effective Date”), between American Airlines, Inc., a Delaware corporation with its principal place of business at 4333 Amon Carter Blvd., Fort Worth, TX 76155 (“American”), and Gogo LLC (f/k/a Aircell LLC), a Delaware limited liability company with offices located at 111 N. Canal St., Suite 1500, Chicago, IL 60606 (“Gogo”). Each of American and Gogo are referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, American and US Airways, Inc. (“US”) merged on December 30, 2015, and American and US have combined their operations and are operating as one airline under one FAA operating certificate under the name American Airlines;

WHEREAS, Gogo provides in-flight connectivity and entertainment equipment and services on certain aircraft operated or to be operated in the future by American pursuant to the following agreements (collectively, the “Prior Agreements”):

•	Mutual Nondisclosure Agreement between US and Gogo, effective as of November 28, 2006 (the “US NDA”);

•	Confidentiality Agreement between American and Gogo, effective as of October 15, 2007 (the “American NDA”);

•	Amended and Restated In-Flight Connectivity Services Agreement between US and Gogo, effective as of March 14, 2012 (the “US Agreement”), which includes, for avoidance of doubt, the Content Filtering SOW to the US Agreement dated April 28, 2010;

•	Amendment One to the US Agreement, effective as of March 14, 2012;

•	Amendment Two to the US Agreement, effective as of December 18, 2012;

•	Third Amended and Restated In-Flight Connectivity Services Agreement between American and Gogo, effective as of September 13, 2012 (the “Pre-Apollo Agreement”);

•	Amendment One to Pre-Apollo Agreement, effective as of September 13, 2012;

•	Amendment Two to Pre-Apollo Agreement, effective as of May 30, 2014;

•	Amendment Three to Pre-Apollo Agreement, effective as of February 1, 2015;

•	In-Flight Connectivity Services Agreement between American and Gogo, effective as of September 14, 2012 (the “Apollo Agreement”);

•	Interim Agreement among American, US and Gogo, effective as of December 1, 2015;

•	Letter Agreement between American and Gogo, concerning primarily 2Ku Solution terms, effective as of May 27, 2016;

•	Letter Agreement between American and Gogo concerning GGV (also know as Wireless Entertainment), effective as of November 1, 2016 (the “GGV AD Letter Agreement”); and

•	Letter Agreement between American and Gogo concerning Charter Flights, effective as of February 1, 2017.

WHEREAS, the Parties wish, for a variety of reasons, including without limitation, ease of reference and operating efficiencies, to combine the Prior Agreements and make such changes thereto as the Parties shall mutually agree upon, by executing and delivering this Agreement, which upon such execution and delivery, shall replace and supersede the Prior Agreements (with the sole exception of Section 3 of Amendment One to the Pre-Apollo Agreement, which shall survive such execution and delivery) in their entirety.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises herein set forth, the Parties hereby agree as follows:

American Airlines, Inc. and Gogo LLC

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2

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Services and Maintenance Agreement

1.	DEFINITIONS

In addition to those terms defined in the body of this Agreement or the Exhibits hereto, the definitions below shall apply to the following terms:

1.1	“2Ku Fleet” means the Airbus A319 family A/C and Airbus A320 family A/C listed in Exhibit A-1 to be equipped with the 2Ku Solution.

1.2	“2Ku Revenue Launch Date” has the meaning set forth in Section 2(c)(ii) of Exhibit J-1.

1.3	“2Ku Solution” means Gogo’s 2Ku connectivity solution using two (2) Ku-band antennas, one for upload and one for download, a Next Gen Gilat satellite network modem and 802.11ac WAP on the aircraft.

1.4	“757 Fleet” means the Boeing 757 A/C listed in Exhibit A-4a.

1.5	“A/C” or “Aircraft” means an aircraft operated by American or an Operator.

1.6	“AACU” means the ABS ATG communications unit.

1.7	“AACU-B” means the ABS ATG communication unit B.

1.8	“AA Subscriptions” means monthly subscription paid by American passengers to Gogo for unlimited access to Connectivity Services as described in more detail in Exhibit M.

1.9	“Account Manager” has the meaning set forth in Section 11.1.3.

1.10	“ACPU” means ABS controller processor unit.

1.11	“ACPU-2” means ABS control processor unit second generation.

1.12	“Active Monitoring” has the meaning set forth in Section 5.1 of Exhibit F.

1.13	“acWAPs” means 802.11ac cabin wireless access points.

1.14	“Additional A/C” has the meaning set forth in Section 2.1.

1.15	“Ad Revenue” has the meaning set forth in Section 1.5.1 of Exhibit I.

1.16	“Ad Space” has the meaning set forth in Section 1.5.2 of Exhibit I.

1.17	“Ad Space Value” has the meaning set forth in Section 1.5.3 of Exhibit I.

1.18	“Advertiser” has the meaning set forth in Section 1.5.4 of Exhibit I.

1.19	“Affiliate Fee” means the percentage of revenue Gogo pays to American [***] as further described in Section 2.1.2 of Exhibit D.

1.20	“Affiliate” has the meaning set forth in Exhibit V.

1.21	“Aggregate Revenues” means all revenue that Gogo collects for or in connection with the Gogo Services.

American Airlines, Inc. and Gogo LLC

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Unified In-Flight Connectivity Hardware,

Services and Maintenance Agreement

1.22	“Agreement” has the meaning set forth in the recitals.

1.23	“Air-to-Ground” or “ATG” means technology that uses an air-to-ground link to communicate between a ground network of cell towers and an in-cabin Wi-Fi network.

1.24	[***].

1.25	“AIPC” means the aircraft illustrated parts catalog.

1.26	“American” has the meaning set forth in the recitals.

1.27	“American Advertiser” has the meaning set forth in Section 1.5.5 of Exhibit I.

1.28	“American Copyright Works” has the meaning set forth in Exhibit V.

1.29	“American Data” has the meaning set forth in Exhibit V.

1.30	“American Identifiers” has the meaning set forth in Exhibit V.

1.31	“American Indemnified Parties” has the meaning set forth in Section 21.1.

1.32	“American IP” has the meaning set forth in Exhibit V.

1.33	“American Marks” has the meaning set forth in Exhibit V.

1.34	“American NDA” has the meaning set forth in the recitals.

1.35	“American Patents” has the meaning set forth in Exhibit V.

1.36	“American Supplier” has the meaning set forth in Section 3.4.5.

1.37	“American System” has the meaning set forth in Exhibit V.

1.38	“American Technology” means American’s proprietary business and technical information concerning American’s business and operations, including without limitation, A/C and any derivatives thereof.

1.39	“American Whitelisted Content” has the meaning set forth in Section 1.1 of Exhibit I.

1.40	“AMM” means the aircraft maintenance manual.

1.41	“Ancillary Services” means Gogo Services except for Connectivity Services, [***] and Wireless Entertainment, and includes without limitation, Engineering Services, Maintenance Services, customer care and Portal services.

1.42	“Anonymous Data” has the meaning set forth in Exhibit V.

1.43	“Apollo Agreement” has the meaning set forth in the recitals.

1.44	“Applicable Agreement” has the meaning set forth in Section 5.1.2.1.

1.45	“ARINC” means Aeronautical Radio Inc.

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Services and Maintenance Agreement

1.46	“ARPA” has the meaning set forth in Section 2(c)(ii) of Exhibit J-1.

1.47	“ASA” means above service altitude.

1.48	“ATGM” means Air-to-Ground modem.

1.49	“ATG4 Mainline Fleet” means the Boeing 737 A/C, Airbus A321 family A/C and Airbus A319 family A/C listed in Exhibit A-3.

1.50	“ATG Solution” means Gogo’s Air-to-Ground connectivity solution using an omni-directional antenna and one (1) ATG (EV-DO Rev A) modem on the aircraft.

1.51	“ATG4 Solution” means Gogo’s Air-to-Ground connectivity solution using a directional antenna and two (2) ATG (EV-DO Rev B) modems on the aircraft.

1.52	“Base Retail Price” means as to any flight and any passenger Wi-Fi-enabled device, the full price charged by Gogo for use of Connectivity Services on such device on such flight, not taking into account any discounts, promotions, Sponsorships or other promotional activities.

1.53	“Baseline Period” has the meaning set forth in Section 2(c)(ii) of Exhibit J-1.

1.54	“BIA” means the business intelligence and analytics portal.

1.55	“BOM” means bill of materials.

1.56	[***].

1.57	“BTS” means base transceiver stations.

1.58	“CDR” means critical design review.

1.59	“CDR Gate” has the meaning set forth in Section 1.3.1 of Exhibit F.

1.60	“Certifications” means such certifications and approvals as are required by applicable government bodies to provide the Gogo Services on Retrofit A/C flying in the Territory.

1.61	“Change of Control of Gogo” has the meaning set forth in Section 18.6.

1.62	“Charter Flight” has the meaning set forth in the recitals of Exhibit S.

1.63	“Charter Notice” has the meaning set forth in Section 1 of Exhibit S.

1.64	“Click Through Rate” has the meaning set forth in Section 5.2.6 of Exhibit K.

1.65	“CMM” means the component maintenance manual.

1.66	“CMS” means content management system.

1.67	“Common Broadcast Incidents” has the meaning set forth in Exhibit V.

1.68	“Component” means Equipment other than consumable and expendable parts.

American Airlines, Inc. and Gogo LLC

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Services and Maintenance Agreement

1.69	“Confidential Information” has the meaning set forth in Section 20.2.

1.70	“Connectivity Revenue” [***].

1.71	“Connectivity Revenue Share” means American’s share of Connectivity Revenue as more specifically described in Exhibit D.

1.72	“Connectivity Services” means Gogo’s in-flight wireless Internet connectivity services for passengers’ laptop computers, tablets, smartphones and other PEDs with Wi-Fi capability, including but not limited to email, instant messaging, over-the-top messaging (e.g., iMessage, WhatsApp messaging), access to virtual private networks and Internet browsing.

1.73	[***].

1.74	“Connectivity Take Rate” for any applicable measurement period, means [***].

1.75	“Content” has the meaning set forth in Section 1.5.6 of Exhibit I.

1.76	“Contracted Fleet” means all A/C on which Equipment is installed pursuant to this Agreement (after the Effective Date), including the 2Ku Fleet, Mainline New Deliveries, Regional Jet Fleet and, to the extent the option in either Section 2.1(x) or 2.1(y) is exercised, Additional A/C.

1.77	“Control” has the meaning set forth in Exhibit V.

1.78	“Coverage” has the meaning set forth in Section 1 of Exhibit Q.

1.79	“CRC” means cyclical redundancy checks.

1.80	“CSP” means content service provider.

1.81	“Current Routes” has the meaning set forth in Section 1 of Exhibit Q.

1.82	“CWAP” means cabin wireless access point.

1.83	“Dashboard” has the meaning set forth in Section 2.1 of Exhibit K.

1.84	“Data Law” has the meaning set forth in Exhibit V.

1.85	“Data Processor” has the meaning set forth in Exhibit V.

1.86	“Deinstallation” means removal from the A/C of all Equipment listed in Exhibit B except the Installation Kit.

1.87	“Designated Destination” means the point of delivery specified by American.

1.88	“DHCP” means dynamic host configuration protocol.

1.89	“Discloser” has the meaning set forth in Section 20.2.

1.90	“Documentation” has the meaning set forth in Section 3.4.

1.91	“Downtime” has the meaning set forth in Section 5(a) of Exhibit J.

American Airlines, Inc. and Gogo LLC

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1.92	“DSC” means digital switching centers.

1.93	“Effective Date” has the meaning set forth in the recitals.

1.94	“EIS” means, with respect to any Retrofit A/C, entry into service for revenue flights.

1.95	“Electronic Property” has the meaning set forth in Exhibit V.

1.96	“Engineering Liaison” has the meaning set forth in Section 11.1.2.

1.97	“Engineering Services” means any engineering design, drawing or certification-related activity provided by Gogo or Gogo’s subcontractors, including without limitation, the services set forth in Section 9.3.

1.98	“Equipment” means the LRUs and other equipment, including consumable and expendable parts, set forth in Exhibit B for each Technology Type (as such Exhibit may be amended or supplemented from time to time for Technology Types other than ATG, ATG4 and/or 2Ku) that Gogo installs, or provides for American to install, on the A/C for the provision of the Connectivity Service. Equipment also includes the accompanying Documentation.

1.99	“Event of Default” has the meaning set forth in Section 18.5.

1.100	“Excluded Claims” has the meaning set forth in Section 21.1.

1.101	[***].

1.102	“Excusable Delay” has the meaning set forth in Section 24.1.

1.103	“Existing Retrofit Fleet” means all A/C on which Equipment has been installed as of the Effective Date.

1.104	“Extended Warranty Period” has the meaning set forth in Section 9.2.

1.105	“FAA” means the Federal Aviation Administration.

1.106	“FAI” means first article inspection(s).

1.107	“FAM” means federal air marshal.

1.108	“First Installation” means each Initial Installation and each Upgrade that occurs when satellite-based Equipment is first installed.

1.109	“Fleet Type” means any fleet type in Exhibits A-1, A-2, A-3, A-4a and A-4b.

1.110	“Fly-Along Support” has the meaning set forth in Section 5.1 of Exhibit F.

1.111	“Future Routes” has the meaning set forth in Section 1 of Exhibit Q.

1.112	“Gate-to-gate” means the period of time as further described in Exhibit E.

1.113	“General Gogo Services Uses” has the meaning set forth in Exhibit V.

1.114	“Gogo” has the meaning set forth in the recitals.

American Airlines, Inc. and Gogo LLC

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Services and Maintenance Agreement

1.115	“Gogo Advertiser” has the meaning set forth in Section 1.5.7 of Exhibit I.

1.116	“Gogo Copyright Works” has the meaning set forth in Exhibit V.

1.117	“Gogo Customer Database” has the meaning set forth in Exhibit V.

1.118	“Gogo Data” has the meaning set forth in Exhibit V.

1.119	“Gogo Identifiers” has the meaning set forth in Exhibit V.

1.120	“Gogo Indemnified Parties” has the meaning set forth in Section 21.2.

1.121	“Gogo IP” has the meaning set forth in Exhibit V.

1.122	“Gogo Marks” has the meaning set forth in Exhibit V.

1.123	“Gogo Multi-Airline Pass” has the meaning set forth in Section 2.1.2 of Exhibit D.

1.124	“Gogo Patents” has the meaning set forth in Exhibit V.

1.125	“Gogo Services” means the Connectivity Services, [***], Wireless Entertainment, Ancillary Services and any other services to be provided by Gogo pursuant to this Agreement, including without limitation, services pertaining to maintenance, support, engineering, installation and Deinstallation of the Equipment, and training in connection therewith.

1.126	“Gogo System” has the meaning set forth in Exhibit V.

1.127	“Gogo Technology” means Gogo’s proprietary business and technical information concerning Gogo’s business and operations, including without limitation, the Equipment, Software, system interfaces, Gogo Services and Operational Applications, and the process used in the manufacture of Equipment and any derivatives thereof.

1.128	“GPS” means global positioning satellite.

1.129	“ICD” means interface control document.

1.130	“IDR” means intermediate design review.

1.131	“IFC” means in-flight connectivity.

1.132	“IFE” means in-flight entertainment.

1.133	“Indemnified Party” means either Gogo Indemnified Parties or American Indemnified Parties.

1.134	“Indemnitor” has the meaning set forth in Section 21.3.

1.135	“Initial Installation” means an installation of Equipment and Software on a Retrofit A/C that is not an Upgrade.

1.136	“Initial Warranty Period” has the meaning set forth in Section 9.2.

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1.137	“Installation Guidelines” has the meaning set forth in Section 10.2.

1.138	“Installation Kit” means hardware, cabling and any other supplemental material that is not an LRU but that is required to install Equipment on an A/C.

1.139	“Internal Portal Page” has the meaning set forth in Section 1.5.8 of Exhibit I.

1.140	[***].

1.141	“ITCM” means initial technical coordination meeting.

1.142	“KANDU” means the Ku-band aircraft networking data unit.

1.143	“KRFU” means Ku/Ka-band radio frequency unit.

1.144	“LAN” means local area network.

1.145	“Late Delivery” has the meaning set forth in Section 7.7.

1.146	“Lead Times” are as set forth in Exhibit B.

1.147	“Leased Equipment” has the meaning set forth in Section 5.1.

1.148	“Link” and “Links” have the meanings set forth in Exhibit N.

1.149	“LRU” means each line replaceable unit as listed in Exhibit B and is the basic unit of installation and/or replacement of hardware within an Aircraft.

1.150	“Mainline New Deliveries” means the A321S A/C and B737-800 A/C listed in Exhibit A-3 and indicated as new deliveries, which are expected to be delivered to American between the Effective Date [***].

1.151	“Maintenance Notice” has the meaning set forth in Section 2.4 of Exhibit G.

1.152	“Maintenance Services” means the maintenance services to be provided by Gogo, as set forth in Exhibit G.

1.153	“Malfunction” has the meaning set forth in Section 2.4 of Exhibit G.

1.154	“Mandatory Change” has the meaning set forth in Section 4.1.

1.155	“Marks” means, with respect to Gogo, the Gogo Marks that are directly applicable to the Program, and with respect to American, the American Marks that are directly applicable to the Program.

1.156	“MCP” has the meaning set forth in Section 3.3.6.

1.157	“MD-80 Fleet” means the McDonnell Douglas MD-80 A/C listed in Exhibit A-4a.

1.158	“Measurement Period” has the meaning set forth in Section 2(c)(ii) of Exhibit J-1.

1.159	“Media Rate Card” has the meaning set forth in Section 1.5.9 of Exhibit I.

1.160	“Metric Aggregation” has the meaning set forth in Section 4(b)(ii) of Exhibit J-2.

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1.161	“ModMan” means modem and manager.

1.162	“MOR” means merchant of record.

1.163	“MSF” means monthly service fees.

1.164	“MTBF” means mean time between failures.

1.165	“NCPO” means no-charge purchase order.

1.166	“Non-revenue Passenger” means any boarded passenger who has not paid American for a revenue generating ticket, including without limitation crew and other American employees.

1.167	“NOC” means network operations center.

1.168	“NRE” means non-recurring engineering.

1.169	“OEM” means original equipment manufacturer.

1.170	“Operational Applications” has the meaning set forth in Exhibit N.

1.171	“Operator” means the operator of a regional jet owned by or operated on behalf of American and specifically listed in Exhibit A-2 on which American elects to install or have installed Equipment pursuant to this Agreement.

1.172	“OSR” means on-site representative.

1.173	“Other Airline Business Applications” has the meaning set forth in Exhibit N.

1.174	“Other American Data” has the meaning set forth in Exhibit V.

1.175	“Other Gogo Data” has the meaning set forth in Exhibit V.

1.176	“Other Portal Revenue” means [***].

1.177	“Overlapping Data” has the meaning set forth in Exhibit V.

1.178	“Party” and “Parties” have the meanings set forth in the recitals.

1.179	“Passenger Grade” with respect to operational data means such data will have the same priority and be at least as secure as general passenger use of the Internet and will be entitled to the same network performance, use profile and reliability as such general use.

1.180	“Passenger Grade Operational Data” has the meaning set forth in Exhibit N.

1.181	“Payee” has the meaning set forth in Section 13.3.

1.182	“Payor” has the meaning set forth in Section 13.3.

1.183	“PCI DSS” has the meaning set forth in Exhibit V.

1.184	“PDR” means preliminary design review.

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1.185	“Peak FL Rate” has the meaning set forth in Section 2(c)(ii) of Exhibit J-1.

1.186	“PEDs” means personal electronic devices (e.g., laptop, mobile and crew devices).

1.187	“Permitted American Data Uses” has the meaning set forth in Exhibit V.

1.188	“Permitted Gogo Data Uses” has the meaning set forth in Exhibit V.

1.189	“Person” means any individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or any government entity.

1.190	“Personally Identifiable Information” has the meaning set forth in Exhibit V.

1.191	“Phase 1” has the meaning set forth in the recitals on Exhibit I.

1.192	“Phase 2” has the meaning set forth in the recitals on Exhibit I.

1.193	“Plays” has the meaning set forth in Section 5.2.4 of Exhibit K.

1.194	“PMA” means Parts Manufacturing Authority.

1.195	“Portal” means the combination of the web pages and graphical user interface that functions as a point of access for Users as further described in Exhibit I. Portal does not include any third-party sites to which the Portal may provide links. Certain parts of the Portal will be available to all Users, including Users who have not logged in, and the rest of the Portal will be available only to those Users who have registered and logged in.

1.196	“Portal Revenue” means [***].

1.197	“Portal Management Fees” means the Portal management fees as further described in Exhibit D.

1.198	“Portal UI” has the meaning set forth in Section 1.2 of Exhibit I.

1.199	“Pre-Apollo Agreement” has the meaning set forth in the recitals.

1.200	“Prior Agreements” has the meaning set forth in the recitals.

1.201	“Process” or “Processing” has the meaning set forth in Exhibit V.

1.202	“Program” means the design, integration, installation, certification, maintenance and on-going support associated with the launch and provision of the Gogo Services on or with respect to Retrofit A/C.

1.203	“Program Management Staff” has the meaning set forth in Section 11.1.

1.204	“Program Manager” has the meaning set forth in Section 11.1.1.

1.205	“Program Reports” has the meaning set forth in Section 11.4.

1.206	“Prohibited Material” has the meaning set forth in Section 1.5.10 of Exhibit I.

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1.207	“Promo Code” has the meaning set forth in Section 2 of Exhibit S.

1.208	“Promotional User” means any boarded passenger who has permitted access to Connectivity Services without paying for it, including without limitation American and Gogo employees testing and auditing the service and passengers to whom American or Gogo provides promotional coupons.

1.209	“Prototype” means the first Aircraft designated for installation of the 2Ku Solution for a given Fleet Type.

1.210	“PRR” means production readiness reviews.

1.211	“PSTN” means public switch telephone network.

1.212	“Purchased Equipment” has the meaning set forth in Section 5.1.

1.213	“Purchase Path Pages” has the meaning set forth in Section 1.5.11 of Exhibit I.

1.214	“QoE” means quality of experience.

1.215	“QoS” means quality of service.

1.216	“QRG” means quick reference guide.

1.217	“Recipient” has the meaning set forth in Section 20.2.

1.218	“Regional Jet Fleet” means the regional jets that are listed in Exhibit A-2.

1.219	“Remediation Efforts” has the meaning set forth in Exhibit V.

1.220	“Removal” means [***].

1.221	“Retail Value” means Gogo’s standard retail price, as then in effect, for a Gogo session pass on any flight on any airline.

1.222	“Retiring E190 Fleet” means the Embraer E190 A/C listed in Exhibit A-4b.

1.223	“Retiring Mainline Fleet” means the Boeing 757 A/C, McDonnell Douglas MD-80 A/C and Airbus A320 family A/C listed in Exhibit A-4a.

1.224	“Retrofit A/C” means an A/C on which the Equipment has been installed under this Agreement or one of the Prior Agreements; provided that Retrofit A/C shall not include any A/C as to which this Agreement has terminated pursuant to Section 18 following such A/C’s Removal. Retrofit A/C shall be made up of Existing Retrofit Fleet and Contracted Fleet.

1.225	“Revenue Share Model” has the meaning set forth in Section 14.1.

1.226	“RMA” means return materials authorization.

1.227	“RSS” means receiving signal strength.

1.228	“SAVCL” means standalone video content loader.

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1.229	“SDD” has the meaning set forth in Section 3.3.2.

1.230	“SDK” means software development kit.

1.231	“Security Incident” has the meaning set forth in Exhibit V.

1.232	“Security Policies” has the meaning set forth in Exhibit V.

1.233	“Security Procedures” has the meaning set forth in Exhibit V.

1.234	“Security Requirements” has the meaning set forth in Exhibit V.

1.235	“Security Technical Controls” has the meaning set forth in Exhibit V.

1.236	“Service Availability” has the meaning set forth in Section 5(c) of Exhibit J.

1.237	“Shipset” means all Equipment and Software required to implement and activate the System on an Aircraft, as listed in Exhibit B.

1.238	“SLA” means the Service Level Agreement as further described in Exhibits J, J-1 and J-2.

1.239	“Software” means any operating or application software provided by or on behalf of Gogo that is part of the System whether satellite-based, ground-based or contained within the Equipment or the Portal.

1.240	“SOW” means a written document, signed by the Parties, that describes Gogo Services to be performed or Equipment or Software to be provided by Gogo under this Agreement and contains other terms and conditions agreed by the Parties.

1.241	“Spares” means any Equipment or part thereof provided to American by Gogo or on behalf of Gogo as a potential replacement for any Equipment or part thereof, that has not been installed on a Retrofit A/C. Once such Equipment or part thereof is installed on a Retrofit A/C, such Equipment or part thereof ceases to be a Spare.

1.242	“Specifications” has the meaning set forth in Section 3.3.1.

1.243	“Splash Page” has the meaning set forth in Section 1.5.12 of Exhibit I.

1.244	“Sponsorship” means an arrangement in which a third party pays a negotiated amount to Gogo or American, and Gogo, in consideration of such payment, offers free or discounted Connectivity Services to passengers on one or more Retrofit A/C and advertises such service as being sponsored by the third party.

1.245	“Sponsorship Revenue” means the amount paid by a third party to Gogo or American in connection with a Sponsorship.

1.246	“SQA” means software quality assurance.

1.247	[***].

1.248	[***].

1.249	“STC” means a Supplemental Type Certificate issued by the FAA.

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1.250	“System” means the software, equipment, other hardware and services that are integrated to provide Gogo Services and Operational Applications on the Retrofit A/C per the requirements set forth in this Agreement. The System includes but is not limited to the Equipment, Software and Engineering Services. The System may be Air-to-Ground-based or satellite-based.

1.251	“Taxes” has the meaning set forth in Section 15.1.

1.252	“Technology Type” means the types of technology (including the applicable Equipment and Software) used in the ATG Solution, the ATG4 Solution or the 2Ku Solution, in each case as further defined and set forth in Exhibit H.

1.253	“Term” has the meaning set forth in Section 18.1.

1.254	“Territory” means (a) with respect to the ATG/ATG4 Solution, the continental United States and any other region in which Gogo’s ATG network becomes commercially available, and (b) with respect to the 2Ku Solution, the territory described in clause (a) above, as well as the coverage area described in Exhibit Q.

1.255	“Third Party Suppliers” means those suppliers, other than Gogo (and its direct suppliers) or American, of hardware, software or services that are related to the Gogo Services.

1.256	“TIM” means technical interchange meetings.

1.257	“TM” means terrestrial modem.

1.258	“Trigger Date” means [***].

1.259	“Upgrade” means the upgrade of a Retrofit A/C from one Technology Type to another pursuant to Section 4.2.1.

1.260	“US” has the meaning set forth in the recitals.

1.261	“Usage Reports” has the meaning set forth in Section 11.4.

1.262	“US Agreement” has the meaning set forth in the recitals.

1.263	“User” means an individual boarded passenger who uses an electronic device to access the Connectivity Services, [***], Wireless Entertainment or Portal on a Retrofit A/C.

1.264	“User Connectivity Session” means a User’s paid use of the Connectivity Services.

1.265	“User Data” has the meaning set forth in Section 1.5.13 of Exhibit I.

1.266	“User Fees” has the meaning set forth in Section 9.4.2.

1.267	“US NDA” has the meaning set forth in the recitals.

1.268	“VICTS” means variable inclination continuous transverse stub (antenna).

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1.269	“Video Content” means video content, and, if agreed upon by the Parties in an SOW or amendment to this Agreement, music or games exhibited via Wireless Entertainment as further described in Exhibit L.

1.270	[***].

1.271	[***].

1.272	[***].

1.273	“View” has the meaning set forth in Section 2.2.4 of Exhibit D.

1.274	“VLAN” means virtual LAN.

1.275	“Warranty Period” has the meaning set forth in Section 9.2.

1.276	“WDM” means the wiring diagram manual.

1.277	“Wireless Entertainment” means Gogo’s wireless distribution of Video Content to passengers on Retrofit A/C as described in Exhibit L.

1.278	“Wireless Entertainment Dashboard” has the meaning set forth in Section 5 of Exhibit K.

1.279	“Wireless Entertainment Take Rate” has the meaning set forth in Section 2.2.4 of Exhibit D.

1.280	“WERP-CN” means Wireless Entertainment remedy for content notification.

1.281	“xWAP” means 802.11n cabin wireless access point.

2.	OVERVIEW OF RELATIONSHIP

2.1

Scope. Pursuant to this Agreement, Gogo will manufacture, deliver and support the Equipment and Software, and provide the Gogo Services, on or with respect to Retrofit A/C using the Technology Types. The Equipment and Software provided pursuant to this Agreement may be used by American in connection with the Existing Retrofit Fleet and the Contracted Fleet. American commits to install or cause to be installed (a) the 2Ku Solution on the 2Ku Fleet and (b) the ATG Solution or ATG4 Solution on the Regional Jet Fleet (to the extent not within the Existing Retrofit Fleet) and Mainline New Deliveries; provided, however, that American may in its sole discretion determine that one (1) or more Mainline New Deliveries as listed in Exhibit A-3 will not have Equipment installed thereon. American has the option, exercisable in its sole discretion and upon reasonable written notice to Gogo, to extend the scope of this Agreement to include (x) installation of the 2Ku Solution on up to [***] as American selects, on the same terms and subject to the same conditions as are applicable to the 2Ku Fleet, and (y) installation of the ATG Solution on such additional regional jet Aircraft as American selects, on the same terms and subject to the same conditions as are applicable to regional jet Aircraft within the Existing Retrofit Fleet (such A/C as to which American exercises its option under this sentence, “Additional A/C”). Upon the addition of any Additional A/C, the Parties will update the applicable Exhibit(s) to reflect such addition without the need for further approval by the Parties. In the event that American wishes to expand the scope of this Agreement to include any

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Aircraft other than the Existing Retrofit Fleet and the Contracted Fleet, and the Parties reach agreement on pricing and other terms, this Agreement will be amended to reflect the agreed-upon terms.

2.2	American shall not install any third-party passenger connectivity service on any Retrofit A/C while the Equipment is installed thereon. Unless otherwise agreed by the Parties, this Agreement does not extend to: (a) any Aircraft other than the Existing Retrofit Fleet and the Contracted Fleet or (b) the provision of Connectivity Services, [***] or Wireless Entertainment on flights operated outside of the applicable Territory.

2.3	Exhibits. This Agreement includes the following Exhibits, which are incorporated by reference herein:

Exhibit A – Fleet Types

A-1 – 2Ku Fleet

A-2 – Regional Jet Fleet

A-3 – ATG4 Mainline Fleet and Mainline New Deliveries

A-4a – Retiring Mainline Fleet

A-4b – Retiring E190 Fleet

Exhibit B – Equipment and Lead Times

Exhibit C – Specifications

C-1 – 2Ku Solution Equipment Specifications

C-2 – ATG4 Solution Equipment Specifications

C-3 – ATG Solution Equipment Specifications

Exhibit D – Commercial Pricing

Exhibit E – Gate-to-Gate Connectivity

Exhibit F – Entry Into Service (EIS) for 2Ku Fleet—Engineering, Certification, Software Development, Installation, Training and Program Management

Exhibit G – Maintenance Services

Exhibit H – Services and Systems Overview

H-1 – 2Ku System Definition Document (SDD)

H-2 – ATG System Definition Document (SDD)

H-3 – ATG4 System Definition Document (SDD)

Exhibit I – Portal, Advertising, Content Management and Marketing Activities

Exhibit J – Service Level Agreement (SLA)

J-1 – Service Level Agreement (SLA) for 2Ku Solution

J-2 – Service Level Agreement (SLA) for ATG Solution and ATG4 Solution

Exhibit K – 2Ku Usage Reports

Exhibit L – Wireless Entertainment

Exhibit M – Subscriptions [***]

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Exhibit N – Services and Pricing for American Operational Use

Exhibit O – [Reserved]

Exhibit P – Change Request Form

Exhibit Q – Coverage and Regulatory Approval for Technology Types

Exhibit R – [***]

Exhibit S – Charter Services

Exhibit T – [Reserved]

Exhibit U – [Reserved]

Exhibit V – Proprietary Rights and Data Security

Appendix 1 – Compliance Matrix

2.4	Order of Precedence. Except as otherwise set forth in Exhibit V, in the event and to the extent of any conflict or inconsistency between the main body of this Agreement and any of the Exhibits or Appendix 1, the main body shall control and prevail. In case of any conflict between any of the Exhibits and Appendix 1, the Exhibit(s) shall control and prevail. In the event that one or more line item(s) of Appendix 1 that should be included within the main body of this Agreement and/or any of the Exhibits is omitted, the appropriate provision(s) of the main body of this Agreement and/or the Exhibits shall be adjusted to incorporate such omission(s) as mutually agreed. In such case and prior to the adjustment to the provisions of the main body of this Agreement and/or the Exhibits, Appendix 1 will be used by the Parties to define the subject contractual requirement(s).

3.	EQUIPMENT, DOCUMENTATION AND SOFTWARE

3.1	Equipment and Software.

3.1.1	The Equipment and Software (including, where applicable, part numbers and quantities per Shipset) are set forth in Exhibit B. After the Effective Date, Equipment may be added or deleted by mutual written agreement of the Parties and amendment of Exhibit B.

3.1.2	Gogo will provide the necessary Software for each Technology Type to provide its intended function(s). To the extent that American’s approval or action is required in order for Gogo to provide such necessary Software, American will make commercially reasonable efforts to timely approve and deploy updates to such Software. Delivery of Software for the 2Ku Solution (including scheduling and any late delivery liquidated damages related thereto) is described in Exhibit F. If and at such time as American approves, Gogo will remotely upgrade the Software in accordance with its standard upgrade process, subject to Section 4.2.2 for any changes that would require changes to the applicable Specifications.

3.2

Treatment. American will be responsible for physical loss of or damage done to the Leased Equipment while in the possession or control of American, normal wear and tear and loss or damage caused by or otherwise the responsibility of Gogo or its Third Party Supplier excepted. American’s liability to Gogo for physical loss or damage done to Leased Equipment shall terminate on Deinstallation, if Deinstallation is performed by Gogo, or upon return of the Leased Equipment to Gogo if Deinstallation is performed by American or its Third Party Supplier.

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American will not make any alterations to the Leased Equipment without Gogo’s prior written consent; and except in the case of termination or expiration of this Agreement with respect to any Retrofit A/C or Fleet Type (including termination that results from Removal of a Retrofit A/C), or as otherwise expressly described in this Agreement for Upgrades and maintenance services performed by American, as set forth in Exhibit G, American will not remove any Leased Equipment from the Retrofit A/C on which it is installed without Gogo’s prior written approval.

3.3	Overall Specifications.

3.3.1	Specifications. The Equipment and Software will be built and maintained to meet the applicable specifications and technical requirements set forth in Exhibit C, as may be revised from time to time in accordance with Section 3.3.6 (the “Specifications”). The Equipment and Software shall function as integral components of the System in accordance with the Specifications.

3.3.2	System Definition Document. A description of the System is in the System Definition Document in Exhibit H (the “SDD”). This is a description of the functionalities of the Connectivity Services as installed on the Retrofit A/C, as well as the Equipment and Software within the System. Any changes to the SDD will require mutual agreement of the Parties.

3.3.3	Service Level Agreement. Gogo will provide the Gogo Services to meet the service levels and functionalities detailed in this Agreement and the exhibits hereto, including Exhibit J.

3.3.4	American Operational Use. The System may be used by American for Operational Applications. The Parties’ agreement regarding such applications is set forth in Exhibit N.

3.3.5	Power and Weight. The power and weight for each component of the Equipment are included in the Specifications set forth in Exhibit C. [***].

3.3.6	Changes. Any changes or deviations from the Specifications, including without limitation changes or deviations that impact delivery, price, weight, power, dimensions, cooling requirement or reliability or otherwise impact form, fit and function, must be approved by both Parties (if applicable, in accordance with the provisions of Section 4.1 or 4.2.2 of this Agreement).

In addition, changes related to the design of the hardware that goes on the A/C including those affecting the cost, weight, Certification or schedule must be submitted by Gogo to American in writing in the form of a Master Change Proposal (“MCP”) as specified in Exhibit P. Such form will apply in the pre-design freeze, post-design freeze and post-delivery/installation stages of the Program; provided, however, that the Parties agree and acknowledge that an MCP shall not be required in the pre-design freeze stage for any changes that do not affect scope, schedule, cost or Certification.

For any American-requested change, American must direct Gogo, by written notice to the Program Manager, to initiate an MCP. The MCP must be completed in its entirety and submitted to the appropriate Commodity Manager at American for review and approval. If such changes are incorporated without such approval, American may reject and/or require

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modification of the Equipment, and in any event Gogo shall be liable for any resulting cost, weight, delivery, reliability, performance and schedule impacts and all costs associated therewith, including hardware design, production, weight impact recurring and non-recurring costs, and ongoing maintenance costs, including, but not limited to, Spares costs. For the avoidance of doubt, if Gogo incorporates a change in anticipation of the MCP approval, Gogo does so at its own risk. American will not accept or execute an MCP that is not signed by a Gogo officer at the level of Vice President or higher.

3.4	Connectivity Service Documentation and Software. Except as otherwise provided herein, Gogo shall provide, at no cost to American, any and all documents, manuals, guides, drawings, Specifications and other information (the “Documentation”) that American reasonably requires to install, operate, use, test and maintain the Equipment and Software. Such Documentation shall include, but is not limited to:

3.4.1	Component Maintenance Manuals. Gogo shall provide American with one (1) non-editable electronic copy and one (1) paper copy of a CMM for each repairable LRU delivered to American. Level Three information (sub-sub component) shall be provided in the CMMs for LRUs that are determined by Gogo to be repairable at this level. Non-repairable LRU sub-components shall be documented to Level Two. Gogo shall use the ATA-100 Specification as a guide in the preparation of the CMM.

3.4.2	Aircraft Maintenance Manual and Aircraft Illustrated Parts Catalog. Gogo shall provide American, in a format previously provided (unless otherwise mutually agreed), with one (1) editable electronic copy in the original source format and one (1) paper copy of the following manuals for each Technology Type: the AMM, a WDM and the AIPC. Gogo shall use the ATA-100 Specification as a guide in the preparation of the AMM, the WDM and the AIPC. Gogo shall also provide American with one (1) electronic copy in the original source format and one (1) paper copy of any non-destructive test inspection requirements for Aircraft structural repairs or modifications.

3.4.3	Service Bulletins. For so long as American has any Retrofit A/C remaining on the American Airlines Operations Specification, Gogo shall provide service bulletins to American in accordance with ATA-100 Specification. If the changes discussed in a service bulletin affect the CMM, revised pages for the CMM will be supplied by Gogo to American.

3.4.4	Copies of Manuals and Bulletins. [***].

3.4.5

Third Party Supplier Documentation. As soon as practical following the execution of this Agreement, Gogo shall request all necessary technical documentation from the manufacturer and/or designer of components of the Retrofit A/C with which the Equipment or Software will interface (which for clarification purposes does not include the airframe manufacturers unless they provide components apart from the airframe), including but not limited to, aircraft wiring data. In the event that Gogo is not successful in obtaining such documentation from any American Supplier and such event may adversely impact the Program schedule, Gogo shall promptly notify American and American shall use commercially reasonable efforts to obtain such documentation and provide it to Gogo; provided, however, that

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if an American Supplier requires payment as a condition of providing such documentation, the full cost of obtaining such documentation shall be shared equally by the Parties. Subject to Gogo’s compliance with the provisions of this Section 3.4.5, a delay to the Program schedule to the extent directly caused by the failure to obtain the documentation from an American Supplier shall be considered an Excusable Delay. As used herein, “American Supplier” means a direct supplier to American other than Gogo and its direct suppliers.

3.4.6	Delivery and Format of Documentation. The Documentation shall be provided upon request by American and in the reasonable format and manner required by American. Documentation deemed necessary by American as of the time of execution of this Agreement will be provided at ITCM and PDR. Except as set forth in Exhibit F with respect to the Certification and installation program for the 2Ku Solution or unless otherwise required by American and stated at ITCM or PDR, all other installation Documentation will be provided to American by Gogo no later than [***] prior to the delivery of the first Shipset.

3.4.7	Right to Use. [***].

3.4.8	Distribution List. American’s engineering department will be on Gogo’s distribution list for all Documentation.

3.4.9	On/Off Instructions. Gogo will provide American with written instructions for how to turn the System on and off. These instructions will be provided so that American can fly the Retrofit A/C with functioning Equipment but without offering the Connectivity Services, [***] and Wireless Entertainment at any time should American’s flight crew so deem necessary.

3.5	Facilities. Gogo will not move the final assembly of Equipment provided to American from the production facility(ies) used for such assembly as of the Effective Date without American’s written consent, which shall not be unreasonably withheld; provided, however, that this requirement shall not apply to engineering and production which normally occurs at third-party facilities. Upon reasonable prior notice, Gogo agrees to give American or its designated representative direct access to the manufacturing, engineering and purchasing areas of any manufacturing facility working on this Program including its sub-suppliers. The Parties also agree that upon reasonable prior notice, Gogo will provide American’s OSR office space, Internet connectivity and telephone access located at the primary manufacturing location. When requested, Gogo agrees to provide American or its OSR current information relating to the Program within a reasonable period of time but no later than [***] after the request if practicable. Such visits and monitoring by American shall not unreasonably interfere with the work being performed.

3.6	FAA Certification. [***].

4.	DESIGN CHANGES

4.1

Mandatory Changes. In the event Gogo must change the Specifications for any Technology Type to help correct a safety or reliability problem, or to ensure conformance with any applicable law or regulation (“Mandatory Change”), Gogo will immediately submit an MCP to American identifying the consequences of

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implementing such Mandatory Change, including: (a) proposed changes to the Equipment and/or Software; (b) the amount of time required to implement such changes; and (c) changes in the Lead Time associated with the manufacture of Equipment. Upon receipt of American’s approval of the proposal, which shall not be unreasonably withheld, and completion of any testing required, Gogo will promptly make the changes and complete all other requisite work as appropriate and in all Equipment not yet shipped to American. Following approval by American of the Mandatory Change and all pre-production testing required, the applicable Specifications shall be construed as incorporating the Mandatory Change. [***].

4.2	Improvements.

4.2.1	Upgrades from One Technology Type to Another. [***].

4.2.2	Elective Improvements. [***].

4.2.3	Defects. [***], Gogo shall make all changes to the Equipment necessary to correct manufacturing defects or design deficiencies (i.e., where such Equipment does not meet the Specifications) from the date of initial Equipment installation on each Retrofit A/C to the end of the Term. Gogo shall provide the applicable modification kits and modification instructions (in the service bulletin) to the installing Party. Gogo will design the modification so that the labor time for installation shall be minimized. There shall be no unreasonable time limitations on American’s right to return Equipment to Gogo for the implementation of any service bulletin.

4.2.4	Other Services and Products. [***].

4.3	Parts Obsolescence.

4.3.1	Every six (6) months during the Term, Gogo shall provide American with a list of the Components that Gogo is, or with the exercise of reasonable diligence, would be aware will become obsolete within the next twenty-four (24) months, as well as proposed replacement parts and replacement part qualification test dates. Within [***] after providing notice that a Component will become obsolete, Gogo will advise American on the quantities of such Component that Gogo believes is necessary and required to maintain and service American’s Retrofit A/C for the remainder of the Term. It is Gogo’s responsibility to ensure that all such Components be available at all times during the Term. In the event Components become obsolete during the Term, or if the repair of any Equipment requires replacement of an obsolete Component, Gogo agrees to provide American with either:

4.3.1.1.	[***]

4.3.1.2.	[***].

4.3.2	[***].

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5.	LEASE OR PURCHASE OF EQUIPMENT

5.1	Existing Equipment. With respect to any Equipment previously delivered by Gogo and installed on any aircraft under the Pre-Apollo Agreement, other than aircraft in the 757 Fleet or the McDonnell Douglas MD-80 A/C with Purchased Equipment installed thereon, the Parties acknowledge and agree that Gogo has not sold but instead has leased such Equipment to American (including, if any such aircraft has been or will be upgraded from the ATG Solution to the ATG4 Solution at no cost to American, the upgraded Equipment) (such equipment being referred to herein as the “Leased Equipment”), and Gogo will continue to hold title in such Leased Equipment, except as provided in Section 5.1.1. All other Equipment has been or will be sold by Gogo to American, (such equipment being referred to herein as the “Purchased Equipment”), and American has or will acquire title to Purchased Equipment at the time specified in Section 7.1.

5.1.1	Purchase of Leased Equipment. The Leased Equipment shall at all times remain the property of Gogo and Gogo will retain title to all the Leased Equipment; [***].

5.1.2	Applicable Agreements for Leased Equipment.

5.1.2.1.	The Parties agree and acknowledge that certain A/C on which Leased Equipment is installed may currently be subject to leases, mortgages or other financing agreements (each, an “Applicable Agreement”).

5.1.2.2.	Gogo agrees, solely vis a vis the lenders or lessors under Applicable Agreements and not in derogation of any right or remedy Gogo may have vis a vis American or any obligation American may have hereunder, that (a) it will not exercise its rights and interests in or with respect to any Leased Equipment in derogation of impairment of, or interference with, the rights, interests or remedies of the lessor or lender under any Applicable Agreement, and (b) it will not, as a result of installation of Leased Equipment on an A/C subject to an Applicable Agreement, have, claim or assert any lien, security interest, claim, encumbrance or other right on or against any such A/C.

5.1.2.3.	Gogo further agrees, to the extent applicable under a lease with respect to a Retrofit A/C, solely vis a vis the lenders or lessors under such lease and not in derogation of any right or remedy Gogo may have vis a vis American or any obligation American may have hereunder, that (a) in the event that the lease on a Retrofit A/C terminates or the lessor or lender determines to repossess a Retrofit A/C, Gogo’s sole right with respect to the Retrofit A/C and the lender or lessor shall be to remove or cause the Leased Equipment to be removed from such Retrofit A/C not later than the earlier of the lease termination date or [***] after receipt of written notice from the lessor or lender that it has repossessed the Retrofit A/C, (b) if it fails for any reason to so remove the Equipment, the lessor or lender may remove the same and will be entitled to a lien (with power of sale) on the Leased Equipment to secure the cost of such removal and the restoration of the A/C in accordance with Section 5.1.2.3(c) below, and (c) such right of removal is subject to and conditional upon the restoration of all alterations made to the A/C in connection with the installation of the Leased Equipment to the condition prior to the installation thereof (ordinary wear and tear excepted) in accordance with an airframe manufacturer’s service bulletin.

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5.2	Purchased Regional Jet Fleet Equipment. [***].

5.3	Purchased ATG4 Mainline Fleet Equipment. [***].

5.4	Purchased 2Ku Fleet Equipment. [***].

5.5	Purchase Orders.

5.5.1	Placement of Orders. American will place purchase orders for the Shipsets of Equipment purchased from Gogo pursuant to this Agreement in accordance with the applicable Lead Times set forth in Exhibit B. In the event such purchase orders contain additional or different terms and conditions than those set forth herein, the Parties agree that the terms and conditions of this Agreement shall control and prevail. All purchase orders shall reference this Agreement. Purchase orders and any correspondence with respect thereto should be sent by American to Gogo through the Aeroxchange tool or by email to Gogo’s designated personnel.

Each purchase order shall specify: [***]. If there is any information missing from the purchase order at the time of issuance, it is Gogo’s responsibility to bring this to the attention of American.

5.5.2	Order Acceptance. Within [***] business days after Gogo’s receipt of a purchase order through the Aeroxchange tool, or by email, as provided in Section 5.5.1, Gogo will acknowledge receipt, and either (a) accept it by (i) signing the purchase order in the space provided thereon and returning it to American via return mail or confirmed facsimile, or (ii) in the case of e-mail transmissions, by sending an electronic acknowledgement of acceptance, or (b) reject the purchase order in writing via the same methods permitted for acceptance and provide an explanation for why said purchase order has been rejected. Should written acceptance or rejection not be received by American for any purchase order within the time period provided above, Gogo will be deemed to have accepted such purchase order and the quantities, Designated Destination and delivery dates set forth therein. Gogo will accept all purchase orders that specify delivery dates consistent with the Lead Times for the Equipment ordered as set forth in Exhibit B and the other requirements set forth in Section 5.5.1.

5.5.3	Purchase Order Changes. [***].

6.	DEINSTALLATION

[***].

7.	PACKING, SHIPPING AND DELIVERY, TITLE AND RISK OF LOSS

7.1	[***].

7.2	Gogo shall affix to each item of Equipment some marking that complies with the FAA’s and American’s engineering department’s part-marking requirements and is otherwise acceptable to American. With each shipment, Gogo will include a packing list and appropriate certification paperwork indicating the Equipment contained in such shipment by serial number (if applicable) and listing the date of shipment. Kits shall include component part numbers. Items of Equipment that are not serial number tracked shall be designated, on the packing list, by description and quantity. Unless special packaging is required, Gogo shall package all Equipment for shipment in compliance with ATA-300 Specification, Revision 17, Category III.

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7.3	American reserves the right to direct Gogo to use a specific carrier for any portion of the transportation for which American is responsible for the costs. In the event American requests Gogo to provide special packaging, insurance, storage or shipping, above and beyond standard shipping practices, American will be responsible for said charges.

7.4	[***].

7.5	Upon receipt of the Shipsets, whole or partial, at the Designated Destination, it is American’s option to inspect the Shipsets to ensure receipt of all components with no physical damage. American shall notify Gogo of any discrepancies therein within [***] following receipt thereof, or during the actual Shipset installation, whichever being earlier, and any Shipset as to which Gogo does not receive timely notice of discrepancy will be deemed accepted. Gogo will ship replacements for any damaged, defective or missing components to American within [***] following receipt of such notice. Subject to Gogo’s compliance with the preceding sentence in this Section 7.5, Gogo shall not be responsible for any delay to American’s installation schedule hereunder caused by Gogo’s shipment of damaged, defective or missing components if American has failed to inspect the relevant Shipset(s) and notify Gogo of any discrepancies therein within [***] following receipt thereof, where notification of such discrepancy within such timeframe would otherwise have permitted Gogo to take sufficient action to avoid such delay.

7.6	Unless otherwise agreed, American agrees to ship any uninstalled defective Equipment to Gogo, at Gogo’s sole risk and expense, in accordance with a mutually agreed upon process. For returned Equipment, American shall include on the outside packaging a RMA number to be obtained by American from Gogo. Gogo will issue American the RMA number within [***] of the receipt of such request from American. Gogo will, [***], promptly repair the nonconformities or replace the nonconforming Equipment as expeditiously as possible but in any event within [***] following receipt of such returned Equipment.

7.7	[***].

8.	MARKETING AND CONNECTIVITY PORTAL

8.1	Marketing. Throughout the Term, the Parties may agree to cooperate in developing and implementing joint initiatives to market and promote Connectivity Services, Wireless Entertainment and/or [***]. Without limiting the foregoing, the Parties agree that American will use commercially reasonable efforts to ensure that customer and employee awareness of Connectivity Services remains high. Gogo may conduct independent marketing with respect to Connectivity Services.

8.2	Portal and Marketing Activities. [***].

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9.	GOGO SERVICES

9.1	Equipment-Related Services.

9.1.1	Installation Support and Training.

9.1.1.1.	American or American’s Third Party Supplier will perform the installation of the Equipment and Software on the Retrofit A/C unless American provides Gogo with at least [***] advance notice that Gogo is to perform some or all of the installations and identifies the installation site(s), which shall be at mutually agreed-upon location(s). [***].

9.1.1.2.	All parts and materials required to install the Equipment and Software on the Retrofit A/C are intended to be listed in Exhibit B. Any additional parts or materials required to install the Equipment and Software will be provided by Gogo [***].

9.1.1.3.	Gogo will provide Installation Kits that are kitted per American’s instructions. [***], the Installation Kits may be vacuum packed and labeled according to the [***].

9.1.1.4.	Gogo will provide to American and/or American-designated third parties all special tooling required or otherwise reasonably requested by American to perform the installation or test of any of the Equipment and/or Software. The special tooling [***] shall be provided with operating and maintenance instructions. The special tooling will be delivered to the location(s) specified by American. As of Effective Date, Gogo represents that no special tooling is required.

9.1.1.5.	Gogo shall provide reasonable training material and support in the manner and fashion set forth in Exhibit F or as otherwise required by American and/or American designated third parties for the operation of Gogo’s Equipment and Software, including the use of special tools or test equipment. Gogo’s role within the training development process, unless otherwise required by American, will be subordinate to the direction of American and/or American designated third parties. [***].

9.1.2	Other. Gogo shall advise American’s engineering department and Commodity Manager of any and all Equipment, Software and/or Gogo Services that interface with and could have a potential impact on other systems on Retrofit A/C at least [***] before the Prototype installation.

9.1.3	Installation Fees. Installation fees for the 2Ku Fleet and installation credits for the First Installation of each of the Mainline New Deliveries are set forth in Exhibit D.

9.1.4	Liquidated Damages for Installations. Liquidated damages for installations are set forth in Exhibit F for the 2Ku Solution, and such liquidated damages will also apply for installation by Gogo on Mainline New Deliveries.

American Airlines, Inc. and Gogo LLC

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9.2	Maintenance Services.

Gogo will provide the Maintenance Services set forth in Exhibit G to American (a) [***] during the Initial Warranty Period, and (b) after expiration of the Initial Warranty Period, [***] (the period [***] referred to herein as the “Extended Warranty Period” and, together with the Initial Warranty Period, the “Warranty Period”). The “Initial Warranty Period” for a Retrofit A/C means the period beginning on the date of First Installation and ending (x) with respect to the MD-80 Fleet and Retrofit A/C with Leased Equipment, [***], (y) with respect to all other Retrofit A/C equipped with the ATG Solution or ATG4 Solution, [***], and (z) with respect to the 2Ku Fleet, [***]. During the Warranty Period, Gogo shall provide Spares, [***], in accordance with Section 1.8 of Exhibit G. American shall be required to purchase, at the prices set out in Exhibit G, (A) any Spares acquired by American during any period that is not a Warranty Period and (B) any Spares acquired by American during a Warranty Period (i) in replacement of parts for which American bears responsibility for loss or damage under Section 3.2 or (ii) in excess of the number of Spares that Gogo is required to provide from time to time under its warranty, as described in Exhibit G.

9.3	Engineering Services. Gogo shall provide the following technical support to American [***] if a Gogo-initiated change in Gogo’s products, installation procedures or STC requires a modification in the American installation or maintenance processes.

9.3.1	Gogo shall also provide such technical support [***] in the event Gogo performs the installation:

9.3.1.1.	Engineering support for repairs and/or deviations encountered during installation or maintenance.

9.3.1.1.1.	Engineering data to support FAA approval for static and fatigue (i.e., damage tolerance) strength.

9.3.1.1.1.1.	Engineering data detailing the deviation to the STC approved engineering drawings.

9.3.1.1.1.2.	Structural substantiation and analysis reports for the deviations and/or repairs.

9.3.1.1.2.	24x7x365 contact information and commitments to support timely Retrofit A/C return to service.

9.3.1.1.3.	Contact information for associated structural designated engineering representative(s) (DER(s)).

9.3.2	Gogo shall provide the following technical support services to American [***]:

9.3.2.1.	Engineering data to allow internal evaluation and approval of deviations.

9.3.2.1.1.	Complete drawing package, including piece parts, with full materials and process specifications.

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9.3.2.1.2.	Stress report(s) associated with the Certification.

9.3.2.2.	Instructions for continued airworthiness.

9.3.2.2.1.	List of fatigue critical alteration structure (FCAS) for the new and existing structure affected by the modification.

9.3.2.2.2.	Damage tolerance inspections for the altered structure.

9.3.2.3.	Allowable damage and typical repair data is preferred (SRM supplement) for oversized fasteners, short edge margin, etc.

9.4	Passenger Services.

9.4.1	Business Models. As of the Effective Date, Connectivity Services and Ancillary Services are being provided to Users under the Revenue Share Model as contemplated in Exhibit D; Wireless Entertainment is being provided [***] as set forth in Exhibit L; and [***] are not being provided. American shall have the option, in its sole discretion and with reasonable notice to Gogo, [***]. After the [***], all Connectivity Services (regardless of Technology Type), Wireless Entertainment and [***] will be provided [***].

9.4.2	Connectivity Services. [***].

9.4.3	Wireless Entertainment. The Parties’ obligations with respect to Wireless Entertainment are set forth in Exhibit L to this Agreement, and pricing for Wireless Entertainment is set forth in Exhibit D.[***].

9.4.4	[***].

9.5

Compliance with Laws and Privacy Policy; Certification. Throughout the Term, Gogo will [***] comply with all laws, rules and regulations, including without limitation Communications Assistance for Law Enforcement Act (CALEA) and any requirements related to website accessibility or net neutrality, applicable to Gogo in connection with its performance under this Agreement, including its provision of Gogo Services, and shall obtain and maintain all required Certifications. Without limiting the foregoing, Gogo will obtain any required Certifications related to the ATG Solution and ATG4 Solution from the United States, Canada and any other country in the Territory, if any, in which the ATG network operates and Certifications related to the 2Ku Technology Type for each country in the Territory; provided, however, that (a) if Gogo fails to obtain any such Certification related to the 2Ku Solution and the affected country is not a country in which satellite-based Connectivity Services are legally provided on any Retrofit A/C, Gogo shall not be deemed to be in breach of this Agreement by reason of such failure and (b) if the Certifications obtained by Gogo in any affected country do not extend to ground-based Connectivity Service and the affected country is not a country in which ground-based Connectivity Services are legally provided on any Retrofit A/C, Gogo shall not be deemed to be in breach of this Agreement by reason of such failure. A list of the countries in which any required Certifications related to the 2Ku Solution shall be obtained by Gogo has been prepared and is attached as Exhibit Q. Notwithstanding anything to the contrary contained herein, if Gogo uses its best efforts to obtain Certification related to the 2Ku Solution in any country in the Territory and such country has not approved Ku band-based in-flight connectivity services offered by any provider, such failure shall not be deemed to be a breach of this Agreement. Gogo undertakes no obligation to obtain any Certifications

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unrelated to the Technology Types. Within [***] of the Effective Date, Gogo will provide American copies of a certificate from Subsentio, Gogo’s third party advisor, as to Gogo’s CALEA compliance as of a date during such [***]. Throughout the term, Gogo will provide to American, as received, copies of other certificates, if any, issued by Subsentio or any law enforcement agency or regulatory body regarding compliance with CALEA or other applicable laws, rules or regulations, including the Certifications, and will notify American, promptly upon receipt, of any suspensions, cancellations, revocations or withdrawals of any such Certifications. Gogo represents and warrants to American that to the best of its knowledge and belief it is in material compliance with all such laws, rules and regulations. Notwithstanding anything to the contrary set forth in Section 10.5 of this Agreement, if at any time American has reasonable grounds to believe that Gogo does not have all required Certifications or otherwise is not in material compliance with all applicable laws, rules or regulations, including without limitation CALEA and any applicable international intercept laws, American may prior to EIS for Retrofit A/C equipped with the 2Ku Solution refuse to turn on Connectivity Services (or ground-based Connectivity Services if noncompliance is limited thereto) on Retrofit A/C when operating in any affected country or after EIS for Retrofit A/C equipped with the 2Ku Solution cause Connectivity Services (or ground-based Connectivity Services if noncompliance is limited thereto) to be turned off on all Retrofit A/C when operating in any affected country until such time as Gogo can demonstrate, to American’s reasonable satisfaction, that it has all such Certifications and otherwise is in material compliance. Gogo will also comply with the Privacy Policy that Gogo provides to Connectivity Services Users. Gogo will reasonably assist American with its compliance with laws and regulations applicable to American by reason of its performance hereunder and will use good faith efforts to comply with reasonable requests made by American with respect to Gogo’s administration of any “bug bounty” program, as such program may relate to Retrofit A/C or the Gogo Services.

9.6	Satellite Coverage. At the time of EIS for the first Retrofit A/C equipped with the 2Ku Solution, Gogo will provide [***] 2Ku Solution satellite coverage to American in those regions shown on Exhibit Q. Such satellite coverage will remain available throughout the Term in such regions.

9.7	Compliance Matrix. Gogo’s performance of its obligations hereunder (including provision of Gogo Services) will comply with the Compliance Matrix, which is included on the attached Appendix 1.

9.8	Charter Services. Gogo shall provide the charter services described on Exhibit S on Retrofit A/C charted by American at the pricing set forth on Exhibit S.

9.9	Proprietary Rights and Data Security. Gogo shall comply with all of its obligations set forth in Exhibit V, including the data security obligations in Attachment A of Exhibit V.

10.	AMERICAN OBLIGATIONS

10.1	Fleet Availability. American agrees to make the Retrofit A/C available for installation of the Equipment and Software, and testing and Certification by the FAA of the Equipment, Software and Connectivity Services, Wireless Entertainment and [***], in accordance with the terms set forth in the applicable exhibit to this Agreement, as such exhibit may be changed from time to time in accordance with the terms thereof or otherwise by mutual agreement.

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10.2	Installation. Whenever American elects to perform the installation of Equipment itself, American will be solely responsible for installing the Equipment on the A/C in accordance in all material respects with the installation Documentation (the “Installation Guidelines”). Gogo shall not be responsible for any failures to the extent such failures arise out of or relate to a failure by American to strictly follow the Installation Guidelines, nor shall such failures give rise to any American rights to termination or damages under this Agreement.

10.3	Compliance with Laws and Certification. American will comply with all laws and regulations applicable to American in connection with its performance hereunder and will reasonably assist Gogo in its compliance with all laws and regulations applicable to Gogo hereunder, including without limitation CALEA, [***]. American will provide Gogo reasonable access to the Retrofit A/C and such assistance as Gogo reasonably requests to obtain and maintain Certification by the FAA of the Equipment and Connectivity Services. American will comply with the Privacy Policy that it provides to passengers accessing the Portal. [***].

10.4	Engineering. American’s engineering department will provide assistance with respect to A/C drawings, data and information on A/C systems (that are not restricted intellectual property) and design-for-maintenance knowledge, as reasonably required by Gogo. American’s engineering department will also work with Gogo to develop, and must approve, all installation designs and systems operational characteristics, to ensure they meet all airworthiness and American operational requirements.

10.5	Connectivity Service Availability. American will make the Connectivity Service available to all passengers on board Retrofit A/C on all commercial flights during such time period as American may make the Connectivity Service available in compliance with the Certification requirements. [***].

10.6	Information Sharing. American will provide Gogo with timely access to passengers boarded data via a daily feed, including the following for each flight: origin and destination, the number of passengers on the Retrofit A/C, the time of departure and arrival, tail number and flight number, as well as such additional information as Gogo reasonably requests and American can reasonably provide (subject to third party confidentiality obligations) to improve passenger use of the Connectivity Services, revenue generation and/or reporting.

10.7	Retail Promotional Offerings – Revenue Share Model. [***]

10.7.1	[***].

10.7.2	[***].

10.7.3	[***].

10.7.4	[***].

10.8	Proprietary Rights and Data Security. American shall comply with all of its obligations set forth in Exhibit V, including the data security obligations in Attachment B of Exhibit V.

American Airlines, Inc. and Gogo LLC

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11.	PROJECT ADMINISTRATION

11.1	Gogo Personnel. To help ensure a successful Program, for the Retrofit A/C, Gogo agrees to provide sufficient “Program Management Staff” to support its contractual obligations, including a Program Manager, an Engineering Liaison and an Account Manager or equivalent position, at no additional charge to American. The Program Manager and/or Engineering Liaison must be self-sufficient and be able to act independently to review drawings, manuals, and other technical documents and initiate and manage changes to Gogo provided drawings, manuals and technical documents with minimal involvement by American’s engineering department.

11.1.1	Program Management. The “Program Manager” shall be responsible for Program scheduling and timeline management, serving as the liaison between American and Gogo teams, facilitating meetings (to include action item logs), acting as an initial point of contact and managing action items. In the event Gogo plans to replace the Program Manager, to the extent practicable, Gogo will provide American with [***] advance notice. The Program Manager will be solely dedicated to American through the Term of this Agreement. In addition to the Program Manager, Gogo shall, at its sole cost, provide sufficient order administration support to ensure timely communications and entry of orders, and assign a primary order administration focal and back-up personnel as required to ensure continuous coverage.

11.1.2	Engineering Liaison. The “Engineering Liaison” shall be responsible for the coordination of technical integration concerns between Gogo, American and American-designated third parties. The Engineering Liaison must be an engineer who is familiar with the technical aspects of the Equipment, Software and System integration requirements. The Engineering Liaison must be directly accessible to American and/or American-designated third parties.

11.1.3	Account Manager. The “Account Manager” or equivalent position shall be responsible for the coordination of joint marketing activities and serve as the liaison between the Gogo and American marketing teams.

11.2	Meetings. Upon American’s reasonable request, Gogo agrees to participate in those meetings with American, American Suppliers and airframe manufacturers of which Gogo is given reasonable advance notice, at no additional charge to American. Such meetings may include TIM, an ITCM, a PDR, an IDR, a CDR, PRR, FAI, Program reviews and supplier conferences, and may be conducted face-to-face at American’s headquarters or, at American’s discretion, by teleconference. Gogo will attend such meetings with the appropriate personnel. Unless otherwise required by American, Program reviews will be held every [***] during the design, development, production and installation of Equipment and Software. Appropriate Gogo and American executives will meet to review the Program on a [***] basis.

11.3

Program and Usage Reports. The Parties will provide Program reports (“Program Reports”) to one another on no less than [***] to keep one another informed of the status of the Program. The Parties will mutually agree upon the information to be included in, and format of, the Program Reports. After the Effective Date, Gogo will provide usage reports (“Usage Reports”) (a) for the ATG/ATG4 Solution, consistent in frequency, format and content with the Usage

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Reports provided prior to the Effective Date, and (b) for the 2Ku Solution, as described in Exhibit K. To the extent any of the Usage Reports to be provided by Gogo as described in Exhibit K can be provided for all Retrofit A/C, Gogo shall also provide such additional Usage Reports as the ATG Solution, ATG4 Solution and/or 2Ku Solution (as applicable) permit. American and Gogo will work together in good faith to define additional reports to be provided to one another as the business model, Portal and relationship between the Parties evolve under this Agreement and the Exhibits hereto (including Exhibit M). [***].

12.	RETAIL REVENUE SHARE AND PAYMENT; OTHER FEES

12.1	Revenue Share. [***].

12.2	Affiliate Fee. [***].

12.3	Usage Fees.

12.3.1	Portal Management Fee. [***].

12.3.2	Flight Crew Access. [***].

13.	INVOICES AND PAYMENT

13.1	By American. Payment by American for Equipment and/or Software shall be made net [***] from the date of American’s receipt of Gogo’s invoice therefor, which shall not precede shipment of the Equipment and/or Software, as applicable. Gogo’s share of any applicable revenue collected by American (as and only to the extent set forth in Exhibit D) will be calculated on a [***] basis and paid to Gogo within [***] of the end of the [***] in which American collected such revenue. Payment by American for Wireless Entertainment, [***], User Connectivity Sessions, AA Subscriptions, Passenger Grade data and data for any Other Airline Business Application, and any Gogo Services, Portal Management Fees or other fees set forth on Exhibit D for which payment terms are not expressly specified elsewhere in this Agreement shall be made net [***] from the date of American’s receipt of Gogo’s invoice therefor, which date shall be noted thereon. In the event that American in good faith disputes any invoiced amount(s), then within [***] following American’s receipt of the invoice, American will notify Gogo in writing of the disputed amount(s) and submit payment for all undisputed amounts in accordance with this Section 13.1, and American’s nonpayment of such disputed amounts pending resolution will not constitute a breach by American of this Agreement. The unpaid disputed amount(s) will be resolved by mutual negotiations of the Parties. Invoices to American hereunder shall be sent by Gogo using American’s electronic invoicing system. All amounts shall be payable in U.S. Dollars and paid via check to Gogo at the following address:

Gogo LLC

Attn: Accounts Receivable

111 N. Canal St., Suite 1500

Chicago, IL 60606

13.2

By Gogo. Any and all revenue from Wireless Entertainment and [***] collected by Gogo from Users will be calculated on a [***]basis and paid to American within [***] of the end of the [***] in which Gogo collected such revenue. American’s share of any Portal Revenue collected by Gogo will be calculated on a [***] basis and paid to American within [***] of the end of the [***] in which Gogo collected such

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revenue. [***] the Connectivity Revenue Share and the Affiliate Fee, will be calculated and reported on a [***] basis and amounts owed thereunder will be paid to American within [***] of the end of the [***] in which Gogo collected the Connectivity Revenue and the revenue as to which the Affiliate Fee is payable. [***]. Invoices to Gogo should be sent by American to the following address:

Gogo LLC

Attn: Accounts Receivable

111 N. Canal St., Suite 1500

Chicago, IL 60606

All amounts shall be payable in U.S. Dollars and paid, either via credit or by wire transfer or electronic payment through the Automated Clearing House, to American’s designated depository bank.

13.3	Penalties. Except as specifically provided herein and subject to the provisions of Section 13.1 regarding disputed invoices, any fee, penalty, reimbursement or other sum payable hereunder will be due [***] from the date the party responsible for paying (the “Payor”) receives an invoice from the party entitled to payment (the “Payee”) and shall be payable in U.S. Dollars and, at Payee’s sole discretion, either via credit/check or wire transfer.

14.	MOST FAVORED NATION

14.1	[***].

14.2	[***].

14.3	[***].

15.	TAXES

15.1	Taxes related to System Equipment and Software. American shall pay all sales, use and personal/business property taxes, airport/concessions fees, customs taxes, customs, tariffs, or other duties and any other taxes and assessments lawfully levied against or upon the Equipment and/or Software sold by Gogo to American under this Agreement. American shall pay Gogo for any and all sales and use taxes, imposts, levies, duties, usage or other similar, transaction-based fees (including, and without limitation, value-added taxes, and stamp taxes, if any) (collectively “Taxes”), imposed by any governmental entity with respect to, or arising out of the sale of the Equipment and/or Software that are properly invoiced by Gogo in accordance with Section 13 of this Agreement, to the extent not inconsistent with any applicable laws or regulations, which shall control in the case of any conflict. American has the right to provide to Gogo sales/use tax or any other applicable Tax exemption certificates or direct pay permits with respect to the Equipment and/or Software sold by Gogo to American under this Agreement. A Tax exemption certificate or direct pay permit may be required for each tax jurisdiction where Gogo delivers the Equipment and/or Software to American pursuant to this Agreement. Gogo will accept any such Tax exemption certificate or direct pay permit provided by American in good faith, and Gogo will discontinue invoicing the applicable Taxes on the sales of Equipment and/or Software under this Agreement, and American shall hold Gogo harmless for any liability for such Taxes.

American Airlines, Inc. and Gogo LLC

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15.2	Taxes with Respect to Gross of Net Income. Each Party to this Agreement shall be responsible for any taxes, imposts, levies, duties or other fees with respect to, or based upon, any measure of the respective Party’s income, whether gross or net and any taxes, imposts, levies, duties or other fees with respect to, or based upon, the respective Party’s assets, capital, property or payroll, however denominated, including without limitation, any doing business taxes, franchise, gross receipts, fringe benefit, social security, welfare taxes or any regulatory taxes or fees.

15.3	Taxes with Respect to User Transactions. As the MOR for User transactions, Gogo will be responsible for compliance with all sales, use, GST, value-added or any other taxes or fees with respect to, or arising out of, transaction charges to Users. Such tax compliance will include, without limitation, the establishment and maintenance of taxability rules, tax jurisdiction assignment (sourcing) rules, tax rates, billing and collection of taxes from Users, filing of applicable tax returns and remittance of such taxes and fees to the appropriate tax agencies. Pricing as noted in Exhibit D will either be inclusive of taxes or exclusive of taxes as defined by American. To the extent the price to the customer is stated to be inclusive of taxes and such taxes are collected, this shall reduce dollar-for-dollar any amounts that Gogo is obligated to pay to American pursuant to this Agreement, including, without limitation, Section 2 in Exhibit D. As the MOR, it is Gogo’s responsibility to monitor tax laws applicable to Gogo Services, and to update Gogo Service taxation with any changes in such tax laws.

15.4	Cooperation with Respect to Taxes. The Parties agree to reasonably and in good faith cooperate and assist each other in evaluating and/or contesting the imposition, validity, application or amount of any amounts payable under this Section 15. Without limiting the foregoing, such cooperation shall include: (a) supplying the other Party such information or documents as are necessary or advisable to reduce the amount of any such amounts payable or to recover or seek a refund of any such amounts with respect to, or arising out of, the transactions effectuated pursuant to this Agreement; (b) permit the other Party to participate in any audit, contest, challenge, controversy or other proceeding to the extent permitted herein, at the other Party’s expense; and (c) reasonably assist the other Party with the evidentiary and procedural development of any such audit, contest, challenge, controversy or other proceeding. It is agreed by the Parties that control of any such contest or controversy shall be vested in the Party ultimately liable for such amounts payable and the contesting Party shall solely bear the costs, including attorney’s fees, of any such contest or controversy.

15.5	Section 15 Survival. Notwithstanding any other section of this Agreement to the contrary, this Section 15 shall survive any termination or expiration of this Agreement (a) for the period of time during which either American or Gogo may be liable for Taxes under any applicable statute of limitations, or (b) where any audit, contest, challenge, controversy or other proceeding is pending, throughout the duration of such audit, contest, challenge, controversy or other proceeding.

16.	AUDIT

16.1

By American. Gogo shall keep full and accurate records of all orders, shipments, payments and invoices in connection with providing the Equipment, Software and Gogo Services, as well as such other documents and records as American shall reasonably require in order to audit Gogo’s compliance with this Agreement, and Gogo shall make such records available for audit until [***]; provided, however, that anyone auditing Gogo’s compliance with this Agreement shall not be entitled to access to any information that Gogo may not disclose pursuant to confidentiality

American Airlines, Inc. and Gogo LLC

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obligations to any third party. The audit, for purposes of certifying Gogo’s compliance with the terms of this Agreement, may be conducted no more than [***] upon reasonable advance written notice and in a manner that minimizes disruption on Gogo’s business at American’s expense by (a) with respect to any audit of Gogo’s compliance with Section 14, a public accounting firm other than a firm that audits Gogo or American, which firm shall be appointed by American and approved by Gogo and (b) with respect to audits of other matters, American’s internal audit staff or, at American’s election, a public accounting firm which firm shall be appointed by American and approved by Gogo. Any such audit firm or American employee shall agree, in a writing reasonably satisfactory to Gogo, to maintain the confidentiality of all information disclosed pursuant to such audit. Notwithstanding anything to the contrary contained herein, with respect to Gogo’s compliance with Section 14, American may cause an audit to be conducted if in any year Gogo fails to provide the certification required by Section 14 (in which case the expenses of such audit shall be borne by Gogo) or, if Gogo provides such certification, American has reason to doubt the accuracy of such certification (in which case the expenses will be borne by American if the audit confirms Gogo’s compliance and by Gogo if Gogo is found not to be in compliance). With respect to any audit of Section 14, the auditor shall, subject to appropriate confidentiality agreements, have access to information regarding Gogo’s arrangements with other airlines but the report delivered by such auditor to American shall be drafted in a way that preserves the anonymity of other Gogo airline partners.

16.2	By Gogo. American shall keep full and accurate records related to Connectivity Take Rates and installation and use of all Equipment, as well as such other documents and records as Gogo shall reasonably require in order to audit American’s compliance with this Agreement, and American shall make such records available for annual audit by Gogo (at Gogo’s sole cost and expense), upon reasonable prior written notice, during normal business hours at American’s facility(ies) where such records are located, [***]; provided, however, that Gogo shall not be entitled to access to any information that American may not disclose pursuant to confidentiality obligations to any third party. Subject to the same conditions, restrictions and limitations as set forth in the preceding sentence, Gogo will have the right to instead appoint, at its own expense, a public accounting firm appointed by Gogo and approved by American, to conduct an annual review of the Connectivity Take Rates and installation and use of all Equipment and certify American’s compliance with the terms of this Agreement. Any such auditor or accounting firm shall execute American’s standard release form, shall strictly comply with American’s facility and workplace safety, security and other similar rules and regulations and shall also agree, in a writing satisfactory to American, to maintain the confidentiality of all information disclosed pursuant to such audit or review, and no such audit or review shall unreasonably interfere with American’s business or operations.

16.3	No Deduction, Offset or Withholding. Except as specifically contemplated under this Agreement, each Party will pay all amounts owed to the other Party without any deduction, offset or withholding of any kind or nature or for any reason whatsoever.

17.	WARRANTY

17.1	Each Party. Each Party hereby represents and warrants to the other Party the following:

17.1.1	Such Party is duly organized and validly existing and has the power and authority to execute and deliver, and to perform its obligations under, this Agreement, including, with respect to Gogo, the right to perform Gogo Services hereunder.

American Airlines, Inc. and Gogo LLC

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17.1.2	Such Party’s execution and delivery of this Agreement and performance of its obligations hereunder have been and remain duly authorized by all necessary action and do not contravene any provision of its certificate of incorporation or by-laws (or equivalent documents) or any law, regulation or contractual restriction binding on or affecting it or its property.

17.1.3	This Agreement is such Party’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

17.2	Gogo. Gogo warrants that:

17.2.1	All Equipment and Software provided hereunder will, at the time of installation, comply with all applicable laws, rules and regulations, including without limitation, all FAA orders or regulations and those of any other United States regulatory agency or body having jurisdiction over the Equipment or Software.

17.2.2	Gogo represents and warrants that it has all rights required to use the System (including all Software) used by Gogo to provide the Gogo Services, and to grant the licenses and rights to use the System (including all Software) that are granted to American under this Agreement.

17.2.3	To the best of its knowledge after reasonable inquiry, the Gogo Technology, including the System, Equipment and Software, system interfaces and Gogo Service, does not infringe a valid patent, copyright, trade secret, trademark or other proprietary or intellectual property of a third party. Gogo will inform American of any new patent infringement claims brought against Gogo and respond to American’s reasonable requests for information related thereto.

17.2.4	Equipment and Software shall comply with all test requirements required by law or as otherwise agreed upon by the Parties in accordance with the terms of this Agreement.

17.2.5	All Equipment and Software (including Software either embedded in Equipment or specifically designed for use in or with such Equipment) provided hereunder shall (a) be free from any liens or encumbrances arising by, through or under Gogo, and (b) be permanently marked with the manufacturing date.

17.2.6	The cellular and wireless functionality associated with the Equipment are not designs that originated with American.

17.2.7	Gogo Services will be performed in a professional and workman-like manner consistent with industry standards.

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17.2.8	Throughout the Term, the Equipment and/or Software shall be free from defects in material, workmanship and design. During the Warranty Period, the Equipment and/or Software will function substantially in accordance with the Specifications. In the event of a defect discovered during the Warranty Period with respect to (a) material or workmanship, Gogo will use commercially reasonable efforts to repair or replace the defective Equipment and/or Software so that it complies with the warranty terms as soon as practical but in no event later than [***] after receipt thereof, and (b) design, Gogo will respond in accordance with Section 4.2.3. [***]. Notwithstanding anything to the contrary contained herein, this warranty shall not apply to Equipment and/or Software that has been subject to misuse, neglect, accident or improper installation by American or an American Supplier.

17.3	Services. Gogo shall follow the steps outlined in the service failure chart included in Exhibit J which sets forth the levels of support provided to American in the event the Connectivity Service does not perform in accordance with the service levels detailed in Exhibit J. For all other Gogo Services, Gogo shall re-perform the Gogo Services which gave rise to the breach or, if it cannot cure the defect, refund the fees paid by American for the Gogo Services which gave rise to the breach; provided that American has notified Gogo in writing of the breach within [***] following American’s discovery of the defective Gogo Services, specifying the breach in reasonable detail.

17.4	Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, INCLUDING WITHOUT LIMITATION THE WARRANTIES SET FORTH IN SECTION 17.2, GOGO MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT WITH REGARD TO ANY EQUIPMENT, SERVICE OR MATERIALS PROVIDED UNDER THIS AGREEMENT.

18.	TERM AND TERMINATION

18.1	Term. The term of this Agreement (the “Term”) will begin on the Effective Date and continue for each Fleet Type, unless earlier terminated in accordance with the provisions of this Section 18, until the applicable date set forth in the expiration date column on Exhibit A.

18.2	Removal. [***].

18.3	Termination for Convenience.

18.3.1	2Ku Fleet. In its sole discretion, for convenience and without cause, American may terminate this Agreement with respect to the 2Ku Solution in whole or in part at any time by [***].

18.3.2	Regional Jet Fleet, 757 Fleet, MD-80 Fleet. American may elect to terminate this Agreement at its sole convenience (a) with respect to the 757 Fleet and/or the MD-80 Fleet at any time after [***] and (b) with respect to the Regional Jet Fleet at any time after the [***] of the final Trigger Date for the Regional Jet Fleet, in each case by giving at least [***] written notice thereof to Gogo and [***].

18.3.3	Other Fleet Types. [***].

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18.4	Termination for Non-Performance. American may elect to terminate this Agreement for non-performance upon the occurrence of the following hereunder:

18.4.1	2Ku Fleet. Without limiting the provisions set forth in Section 18.3.1 above, if (a) Gogo fails to meet the fleet-wide aggregate Service Availabilities, bandwidth commitments or performance guarantees (in each case as set forth in Exhibit J) for the 2Ku Solution for [***] or (b) Gogo fails to meet any System delivery dates or Program milestones, such as the kit on dock, STC or Software delivery dates or such other dates set forth in Section 18.4.1.1 or Section 18.4.1.2, then such failure shall constitute a material breach by Gogo hereunder and American will have the right to terminate this Agreement with respect to any or all of the 2Ku Fleet upon [***] written notice to Gogo without payment of any termination fee or penalty to Gogo.

18.4.1.1.	Implementation Schedule for Airbus A320 Family A/C. Except as otherwise agreed by the Parties, Gogo shall comply with the following dates:

•	Airbus A320 family A/C Prototype installation beginning no later than [***].

•	Final drawing release and Software delivery – no later than [***].

•	Prototype kits on dock – no later than [***].

•	STC – no later than [***].

•	All Airbus A320 family A/C kits delivered by [***].

18.4.1.2.	Implementation Schedule for Airbus A319 Family A/C. Except as otherwise agreed by the Parties, Gogo shall comply with the following dates:

•	Airbus A319 family A/C Prototype installation beginning no later than [***].

•	Final drawing release and Software delivery – no later than [***].

•	Prototype kits on dock – no later than [***].

•	STC – no later than [***].

•	All Airbus A319 family A/C kits delivered by [***].

18.4.2	Other Fleet Types. Without limiting the provisions set forth in Sections 18.3.2 and 18.3.3 above, if Gogo fails to meet the fleet-wide aggregate service levels for the ATG Solution and/or ATG4 Solution set forth in Exhibit J and such failure (a) continues for more than [***] following American’s written request to Gogo to remedy such failure or (b) occurs in any [***] period following American’s written request to Gogo to remedy such failure, then such failure shall constitute a material breach by Gogo hereunder and American will have the right to terminate this Agreement upon [***] written notice to Gogo [***].

18.5	Termination for Cause. Upon the occurrence of any Event of Default, the non-defaulting Party shall be entitled to terminate this Agreement and, except as otherwise expressly provided herein, shall further be entitled to all other rights and remedies available to such Party under this Agreement or applicable laws, which rights and remedies shall be cumulative and not exclusive. The following events shall constitute an “Event of Default” hereunder:

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18.5.1	If either Party shall fail in the performance of any of its material obligations contained in this Agreement, which failure continues uncured for a period of [***] following written notice from the other Party.

18.5.2	If either Party shall file a voluntary petition in bankruptcy, shall be adjudicated as a bankrupt or insolvent, shall file any petition or answer seeking any reorganization, composition, readjustment, liquidation or similar relief for itself under any present or future statute, law or regulation, shall seek, consent to or acquiesce in the appointment of any trustee, receiver or liquidator for itself, shall make any general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due.

18.5.3	If a petition shall be filed against either Party seeking any reorganization, composition, readjustment, liquidation or similar relief for such Party under any present or future statute, law or regulation, which petition shall remain undismissed or unstayed for an aggregate of [***] (whether or not consecutive), or if any trustee, receiver or liquidator of either Party shall be appointed, which appointment shall remain unvacated or unstayed for an aggregate of [***] (whether or not consecutive).

18.5.4	If any material representation or warranty made by either Party herein or in any statement or certificate furnished or required hereunder or in connection with the execution and delivery hereof proves to have been untrue in any material respect as of the date of the making thereof.

18.5.5	[***] the Connectivity Take Rate measured on a [***] rolling average is less than [***]; provided, American may not exercise such termination right unless American has substantially complied with the obligations set forth in Exhibit I.

18.6	Termination upon Gogo Change in Control. American shall have the right, exercisable in its sole discretion, to immediately terminate this Agreement upon a Change of Control of Gogo. For purposes of this Section 18.6, a “Change of Control of Gogo” shall include: (a) the dissolution or liquidation of Gogo; (b) any reorganization, merger or consolidation of Gogo or its parent company, or any other transaction or series of transactions with one or more Persons as a result of which ownership of [***] or more of the equity securities of Gogo or its parent company outstanding immediately prior to such transaction(s) is transferred to (i) a commercial airline other than American or (ii) an entity that generates [***] from the business of providing airline travel booking services; or (c) the sale or agreement to sell substantially all of the assets of Gogo to one or more Persons in any transaction or series of transactions as a result of which ownership of such assets is transferred to (i) a commercial airline other than American or (ii) an entity that generates [***] from the business of providing airline travel booking services. “Change of Control of Gogo” does not include an initial public offering of the securities of Gogo or its parent company.

18.7	Termination upon Material Technology Improvement. [***].

18.8	Termination Following Excusable Delay. If an Excusable Delay lasts in excess of [***], the non-delayed Party shall have the right to terminate this Agreement, as set forth in Section 24.

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18.9	Effects of Termination. Upon the termination of this Agreement with respect to one or more Retrofit A/C, American will cease offering the Connectivity Services, [***] and Wireless Entertainment on such Retrofit A/C. In addition, with respect to Leased Equipment, unless and to the extent American is entitled to and elects to purchase Equipment installed on any such A/C as permitted by Section 5.1.1, American will Deinstall (or elect that Gogo Deinstall, in which case Gogo will Deinstall) the Equipment from all Retrofit A/C of such Fleet Type as required by Section 6. Upon any termination, the Parties will use commercially reasonable efforts and work together in good faith to develop a reasonable plan for the wind down of the Program, the provision of the Connectivity Services, [***] and Wireless Entertainment on Retrofit A/C and the removal of the Equipment, in each case, to the extent of such termination; provided that, in no event will Gogo cease providing Gogo Services prior to the successful development of and mutual agreement regarding such wind-down plan.

19.	INTELLECTUAL PROPERTY RIGHTS

19.1	Ownership. American acknowledges and agrees that, as between the Parties, Gogo is the owner of all right and title in and to the Gogo Technology and that all intellectual property rights, including copyrights, trade secrets and patent rights, embodied in the Specifications and the Equipment and Software shall be exclusively vested in Gogo. Gogo acknowledges and agrees that, as between the Parties, American is the owner of all right and title in and to the American Technology.

19.2	Trademark License. Each Party grants the other Party hereunder a limited, non-exclusive, non-transferable, royalty-free right and license for the Term to use that Party’s Marks, solely for use by such other Party for the purpose of such other Party’s authorized joint marketing efforts with respect to the Program. Each Party will comply with the other Party’s trademark usage guidelines in using any Mark of the other Party. Except as expressly authorized by this Agreement, neither Party will make any use of the other Party’s Marks in a manner that dilutes, tarnishes or blurs the value of the other Party’s Marks.

20.	CONFIDENTIALITY

20.1	Prior Confidentiality Agreements. The terms and conditions of the American NDA have governed all use and disclosure of confidential information shared by and between American and Gogo prior to the Effective Date, and the terms and conditions of the US NDA and the US Agreement have governed all use and disclosure of confidential information shared by and between US (or American, as successor-in-interest to US) and Gogo prior to the Effective Date. The disclosure periods under the American NDA and the US NDA will, unless earlier terminated, terminate on the Effective Date, and all confidential information shared by and between Gogo and American during the term of the American NDA and by and between US (or American, as successor-in-interest to US) and Gogo during the terms of the US NDA and the US Agreement that remain subject to the American NDA, the US NDA or the confidentiality provisions of the US Agreement as of the Effective Date, as well as all Confidential Information, as defined in Section 20.2, shared by and between the Parties on or after the Effective Date, shall be subject to the terms herein.

20.2

Confidential Information. “Confidential Information” means any information, in any form, including, without limitation, the terms of this Agreement, written documents, oral communications, recordings, videos, software, databases, business plans, and electronic/magnetic media, provided to or observed by Gogo

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or American (in such capacity, “Recipient”) in connection with this Agreement or any Program hereunder, including information owned or provided by or on behalf of Gogo, American or their respective Affiliates (in such capacity, “Discloser”), excepting (a) information that is or becomes generally available to the public through no wrongful act of or breach of this Section 20 by the Recipient, (b) information that was in Recipient’s possession free of any obligation of confidence at the time it was communicated to Recipient by Discloser, (c) information disclosed to Recipient by a third party that did not acquire the information under an obligation of confidentiality known to Recipient, (d) information that is independently developed by the Recipient without use of the Discloser’s Confidential Information and (e) information that can be shown by credible evidence to have been rightfully communicated to Recipient free of any obligation of confidence subsequent to the time it was communicated to Recipient by Discloser. Recipient agrees that it will maintain all Confidential Information in confidence and use it solely for purposes of performance under this Agreement. Such Confidential Information will be distributed within Recipient’s organization only to personnel with a need to know such information for purposes relating to this Agreement. In no event will Recipient disclose any Confidential Information to any third parties except in compliance with a court order or statutory or regulatory requirement or to subcontractors and independent consultants with a need to know such information where the subcontractor or independent consultant has agreed to be bound by confidentiality provisions at least as protective as those in this Agreement; provided, however, that such subcontractors and independent consultants will not include direct competitors of Discloser without Discloser’s written consent, which consent will not be unreasonably withheld. In the event that Recipient is required to disclose Confidential Information pursuant to the lawful demand therefor by a governmental agency or court, or disclosure is required by operation of law, Recipient will be permitted to so disclose to the extent required provided that Recipient gives prior written notice thereof to Discloser and has made a reasonable attempt to obtain a protective order or similar finding limiting disclosure and use of the information so disclosed and/or allowed Discloser to do so in its own name.

20.3	Waiver of Confidentiality. Gogo acknowledges and agrees that any information shared or given to American pursuant to this Agreement on a confidential basis may be shared by American on a confidential basis with American’s Affiliates and on a need-to-know basis with Operators and any other third parties with which American has or may have in the future an alliance and which own or operate aircraft on which Gogo Services are provided as of the Effective Date or may be provided in the future pursuant to this Agreement. American acknowledges and agrees that any information shared or given to Gogo pursuant to this Agreement on a confidential basis may be shared by Gogo on a confidential basis with Gogo’s Affiliates. Notwithstanding anything to the contrary herein, nor implying any duty of confidentiality otherwise, Discloser acknowledges and agrees that Recipient may share the terms of this Agreement with its directors, officers, employees, stockholders, auditors, accountants, attorneys and consultants, and as reasonably necessary in connection with the due diligence commonly associated with major transactions so long as such recipients are bound by confidentiality provisions at least as protective as those in this Agreement. Recipient shall be responsible for any breach of this Section 20 caused by any of its Affiliates or any party with which Recipient shares information pursuant to this Agreement.

20.4

Return of Materials. Upon request by Discloser to Recipient, Recipient will (a) at its own expense, promptly return to Discloser or destroy all documents provided by or on behalf of Discloser that contain Confidential Information and all copies of

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such documents in possession or under the control either directly or indirectly of Recipient or its agents, unless and to the extent that Recipient reasonably requires continued possession of such documents in order to fulfill its obligations hereunder and except as required by law, and provided that Recipient may maintain data or electronic records containing Confidential Information for the purpose of backup, recovery, contingency planning or business continuity planning so long as such data or records are not accessible in the ordinary course of business and are not accessed except as required for backup, recovery, contingency planning or business continuity planning purposes, and (b) cease all further use of Discloser’s Confidential Information, whether in tangible or intangible form. Recipient acknowledges and agrees that Discloser will have the right to exercise this right as many times as it deems necessary throughout the Term and for a period of two (2) years after the termination of this Agreement, regardless of the cause of that termination. For the avoidance of doubt, Recipient may retain one (1) copy of Confidential Information for internal purposes, provided that such Confidential Information is held in accordance with the terms of this Section 20.

21.	INDEMNITY

21.1

By Gogo. Gogo hereby indemnifies and agrees to defend and hold harmless American, its parent company, subsidiaries and affiliates and their respective officers, directors, agents, representatives, contractors and employees (collectively herein the “American Indemnified Parties”), and each of them, from and against any and all third-party claims, allegations, demands, actions, liabilities, damages, losses, expenses, suits, proceedings, assessments, fines, penalties and/or judgments (including without limitation all attorney’s fees, costs and expenses in connection therewith) arising out of or resulting from (a) the negligence, gross negligence, recklessness, bad faith, illegal act, misrepresentation or malicious or willful misconduct of Gogo or any of its officers, directors, agents, representatives, employees or contractors in connection with Gogo’s performance of or failure to perform this Agreement, (b) any, death of or injury to any Gogo employee, (c) any claim that the use by American of any Gogo Technology, the System, the Equipment or Software, system interfaces and Gogo Services pursuant to this Agreement infringes or misappropriates any patent, copyright, trade secret, trademark or other proprietary or intellectual property right, (d) any Security Incident arising from Gogo Services or Gogo Technology, however, if Gogo can reasonably demonstrate that American was a contributing cause of a Security Incident, then Gogo’s liability shall be reduced proportionate to the degree of fault attributable to American, (e) Gogo’s material breach of Section 9.5, 19.1, 19.2 or 20 of this Agreement, or Section 1.3 of Exhibit I to this Agreement, or (f) any breach of Gogo’s obligations under Exhibit V to this Agreement. Notwithstanding anything herein to the contrary, Gogo’s indemnity obligations (other than the indemnification obligation for Security Incidents in subpart (d)) shall not apply to any third party claim to the extent that the same would not have arisen but for (i) any designs, specifications or modifications, subsequent to the design and specifications provided by Gogo at the time the Equipment is installed, originating with, or performed by, American or its contractors (other than Gogo), unless such modifications are necessary to make the Equipment or Software compatible with the A/C or its systems and are approved in advance by Gogo (which approval will not be unreasonably withheld), (ii) the combination by American or an American Supplier, subsequent to the time the Equipment or Software is installed, of the Equipment or Software with other equipment or software not supplied by Gogo, except equipment or software necessary to operate the A/C or its systems and approved in advance by Gogo (which approval will not be unreasonably withheld), (iii) misuse of the Equipment, Software or Gogo Services by American or an

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American Supplier, (iv) any content provided by American on the Portal or for Wireless Entertainment or [***], or the exhibition thereof, on any Retrofit A/C infringing or misappropriating any patent, copyright, trade secret, trademark or other proprietary or intellectual property right; provided, however, that the exclusion from indemnification described in this clause (iv) shall not extend to any claim, suit or demand arising out of or caused by Gogo’s actions (e.g., processing, encryption, etc.) related to content after the time that American provides such content to Gogo unless and except to the extent that such actions are taken pursuant to and in accordance with directions or instructions specified by American, (v) the negligence, gross negligence, recklessness, bad faith, illegal act, misrepresentation or malicious or willful misconduct of American or any of its officers, directors, agents, representatives, employees or contractors; provided, however, that except as set forth in clause (iv) such exclusion shall not extend to any liability to a third party alleging intellectual property infringement that results from American installing the Equipment and/or operating the System on any Retrofit A/C in accordance with the terms of this Agreement, (vi) the failure of American or an American Supplier to follow the Installation Guidelines, the AMM, the CMM or any other Documentation pursuant to which maintenance is performed, as applicable, (vii) Gogo’s implementation and operation, at American’s request, of a system that filters and/or blocks objectionable content (other than VoIP); provided, however, that the exclusion from indemnification described in this clause (vii) shall not extend to any claim, suit or demand arising out of Gogo’s failure to implement and operate the system in accordance with agreed-upon specifications, (viii) [***]; provided, however, that the exclusion from indemnification described in this clause (viii) shall not extend to any claim, suit or demand arising out of or caused by Gogo’s actions or omissions, (ix) Video Content not complying with all laws, rules and regulations requiring closed captioning or MPAA ratings disclosure, or otherwise applicable to the Video Content; provided, however, that Gogo shall be responsible to the extent of Gogo’s performance or failure to perform its obligations under this Agreement related to the Video Content, or (x) American’s material breach of Section 10.3, 19.1, 19.2 or 20 of this Agreement or Section 1.3 of Exhibit I to this Agreement ((i) – (x), collectively, the “Excluded Claims”).

21.2	By American. American shall indemnify and hold Gogo harmless and defend Gogo, its parent company, subsidiaries and affiliates and their respective officers, directors, agents, representatives, contractors and employees (collectively herein the “Gogo Indemnified Parties”), and each of them, from and against any and all claims, demands, actions, liabilities, damages, losses, expenses, suits, proceedings, assessments, fines, penalties and/or judgments (including without limitation all attorney’s fees, costs and expenses in connection therewith), whether for the death of or bodily injury to any person (including without limitation Gogo’s employees), for the loss of, damage to or destruction of any property and/or for any other injury, loss or damage of any kind or nature whatsoever, that may be charged to, recoverable from, suffered or incurred by or assessed or asserted against any of the Gogo Indemnified Parties by any third party, to the extent resulting from or caused by (i) the Excluded Claims, (ii) any Security Incident arising from American services or American Systems; however, if American can reasonably demonstrate that Gogo was a contributing cause of a Security Incident, then American’s liability shall be reduced proportionate to the degree of fault attributable to Gogo, or (iii) due to any breach of American’s obligations under Exhibit V to this Agreement.

21.3	Procedures. In the event a claim is made or suit is brought that is covered by either of the foregoing indemnities, the Indemnified Party shall give the Party with

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the indemnity obligation (the “Indemnitor”) notice thereof promptly after becoming aware thereof. The Indemnitor shall assume all responsibility for such claim or suit, and the Indemnified Party shall provide reasonable assistance and cooperation during the defense of such claim or suit or compromise or settlement thereof. Notwithstanding the foregoing, the Indemnified Party’s consent, which shall not be unreasonably withheld, shall be obtained in the event any compromise or settlement under this Section 21.3: (a) includes a finding or admission of any violation of any law by the Indemnified Party or any violation of the rights of any person by the Indemnified Party; (b) has an effect on any claim held by or against the Indemnified Party; or (c) requires the payment of any money or the taking of any action by the Indemnified Party. The Indemnified Party shall have the right, but not the duty, at its own expense, to participate in the defense and/or compromise or settlement of such claim or suit with counsel of its own choosing without relieving the Indemnitor of any obligations hereunder.

21.4	Remedies. If any infringement or misappropriation action falls within the indemnifications provided by Gogo to American in Section 21.1 and (a) Gogo is enjoined, either temporarily or permanently, from providing, manufacturing or delivering to American the Gogo Technology, including the Equipment, Software or Connectivity Services, Wireless Entertainment, and [***] or (b) American is enjoined, either temporarily or permanently, from using the Gogo Technology, including Equipment, Software or Connectivity Services, Wireless Entertainment, and [***] or (c) American or Gogo is adjudged, in any final order of a court of competent jurisdiction from which no appeal is available, to have infringed upon or misappropriated any patent, copyright, trade secret, trademark or other proprietary or intellectual property right in the use of the Gogo Technology, including the Equipment, Software or Connectivity Services, Wireless Entertainment, and [***] or if Gogo settles or compromises any such action, then Gogo shall, at its expense, either (x) if not obtained as part of a settlement or compromise, obtain for American the right to continue using the Gogo Technology, including Equipment, Software and Connectivity Services, Wireless Entertainment, and [***] or (y) replace or modify the Gogo Technology, including the Equipment, Software or Connectivity Services, Wireless Entertainment and [***] to the extent necessary so that it does not infringe upon or misappropriate such proprietary or intellectual property right and is free to be delivered to and used by American (which may be a requirement of a settlement or compromise); provided that following such replacement or modification the Gogo Technology is functionally equivalent to the Gogo Technology prior thereto, in either case within [***] after the entry of such injunction or order or such settlement (subject to reasonable extension as may be reasonably required to obtain any required governmental approvals in respect of any such replacement or modification, which approvals Gogo shall pursue diligently and in good faith), failing which American may terminate this Agreement pursuant to Section 18.5.1, in which event Gogo shall be liable for all associated costs and expenses under this Agreement, including Deinstallation costs as contemplated by Section 6. SUBJECT TO SECTION 17.2.3, THIS SECTION 21 SETS FORTH THE ENTIRE OBLIGATION AND LIABILITY OF GOGO TO AMERICAN FOR INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS RELATED TO THE EQUIPMENT, SOFTWARE AND GOGO SERVICES PROVIDED UNDER THIS AGREEMENT.

22.	INSURANCE

22.1	American Requirements. American agrees to keep in full force and effect and maintain at its sole cost and expense the following policies of insurance with the specified minimum limits of liability during the Term of this Agreement:

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22.1.1	Comprehensive Aviation Liability Insurance, including personal injury, products and completed operations, war risk and allied perils and contractual liability in an amount not less than [***] combined single limit per occurrence (and in the aggregate with respects to products), which insurance may be provided by a combination of primary and umbrella coverages, covering all liability arising out of any bodily injury (including death of any person) and any damage to (including destruction of) property.

22.1.2	Aircraft Hull Insurance covering loss or damage to Equipment once permanently installed on the A/C in an amount not less than the full replacement or repair cost of such Equipment. Such insurance shall include Gogo as loss payee solely as respects the value of the Equipment.

22.2	Gogo Requirements. Throughout the Term of this Agreement, and as otherwise specified below, Gogo shall maintain in full force, at its expense, the following insurance coverage (and the cyber insurance coverage contemplated by Section 23.1) with carriers reasonably acceptable to American:

22.2.1	Aviation Products Liability/Completed Operations Liability Insurance, including contractual coverage, in an amount not less [***] which insurance shall not be required to be procured until immediately prior to the first delivery of Equipment hereunder but shall be maintained for a period of [***] following the expiration or termination of this Agreement;

22.2.2	Property Insurance covering all risks and covering all property in Gogo’s custody or control in an amount at least equal to the value of such property.

22.2.3	Worker’s Compensation Insurance in the statutory amount(s) required by the State(s) where the Equipment and/or Software are manufactured and/or installed and/or Gogo Services are performed and Employer’s Liability Insurance in an amount not less than [***]. In lieu of Workers’ Compensation Insurance, Gogo may satisfy the requirements of this Section 22.2.3 by being a qualified self-insurer in such State(s).

22.3	Policy Requirements. Each Party shall have its insurer(s) provide annual certificates of insurance evidencing the coverages required herein commencing upon execution of this Agreement, and such insurance certificates shall also reflect that policy(ies) include the following special provisions:

22.3.1	The insurer(s) has(ve) accepted and insured the provisions of Section 21 of this Agreement.

22.3.2	The insurer(s) has(ve) waived any rights of subrogation it/they may or could have against any of the Indemnified Parties.

22.3.3	Each such insurance coverage is and shall be primary without right of contribution from any insurance coverage carried by the Indemnified Parties.

22.3.4	The insurer(s) will give at least thirty (30) days’ prior written notice to other Party before any adverse change in the coverage of the policy(ies).

22.3.5	No such insurance coverage shall be invalidated with respect to any of the Indemnified Parties by any action or inaction of the insured Party.

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22.3.6	In the event that Gogo performs touch labor for any installations that are conducted at a location that is not a location at which American conducts acceptance checks, and if American so requests, Gogo will use commercially reasonable efforts to obtain hanger keeper’s insurance on such terms and with such limits as American reasonably requests.

23.	LIMITATION OF LIABILITY

23.1	Limitation. WITHOUT LIMITING OR OTHERWISE IMPAIRING ANY SPECIFIC RIGHT OR REMEDY EXPRESSLY GRANTED OR RESERVED TO EITHER PARTY HEREIN, INCLUDING WITHOUT LIMITATION GOGO’S OBLIGATIONS UNDER SECTIONS 3.3.5, 6, 7.7 AND 21.1 OF THIS AGREEMENT AND ITS OBLIGATION TO PAY LIQUIDATED DAMAGES UNDER SECTION 9.1.4 AND EXHIBIT F AND AMERICAN’S OBLIGATIONS UNDER SECTIONS 6, 18.3 AND 21.2 OF THIS AGREEMENT AND EXHIBIT R, IN NO EVENT SHALL GOGO OR AMERICAN BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR OTHER SIMILAR DAMAGES OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR BUSINESS INTERRUPTION ARISING OUT OF THE USE OF OR INABILITY TO USE ANY EQUIPMENT OR SOFTWARE DESCRIBED HEREIN EITHER SEPARATELY OR IN COMBINATION WITH ANY OTHER EQUIPMENT, SOFTWARE OR OTHER MATERIALS) SUFFERED OR INCURRED BY THE OTHER IN CONNECTION WITH THIS AGREEMENT, EVEN IF GOGO OR AMERICAN HAS BEEN ADVISED OF THE POSSIBILITY OR CERTAINTY OF SUCH DAMAGES. FOR THE AVOIDANCE OF DOUBT, AND WITHOUT LIMITING THE FOREGOING, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR THE OTHER PARTY’S LOSS OF REPUTATION AS A RESULT OF A SECURITY INCIDENT.

FOR PURPOSES OF THIS AGREEMENT, IF AND TO THE EXTENT THAT GOGO AGREES (OR AMERICAN OBTAINS A FINAL, NON-APPEALABLE JUDGMENT FROM A COURT OR ARBITRATOR OF PROPER JURISDICTION) THAT PHYSICAL DAMAGE TO AN AIRCRAFT RESULTED OR AROSE FROM (a) GOGO’S NEGLIGENCE, (b) WITH RESPECT TO ANY RETROFIT A/C ON WHICH GOGO’S SUBCONTRACTOR INSTALLS OR MAINTAINS THE EQUIPMENT, THE NEGLIGENCE OF SUCH CONTRACTOR OR (c) A DEFECT IN THE SYSTEM CAUSED BY GOGO OR ITS SUPPLIERS OTHER THAN AMERICAN, SUCH DAMAGE SHALL BE CONSIDERED ACTUAL (AS OPPOSED TO SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL) DAMAGE, AND GOGO SHALL BE RESPONSIBLE FOR SUCH DAMAGE TO SUCH EXTENT (SUBJECT TO THE LIMITATION SET FORTH IN THE NEXT PARAGRAPH OF THIS SECTION 23.1).

IN NO EVENT SHALL GOGO’S PER OCCURRENCE LIABILITY FOR PHYSICAL DAMAGE TO AN AIRCRAFT AS DESCRIBED ABOVE EXCEED THE LESSER OF (x) [***] AND (y) THE SUM OF (i) (A) FOR ANY AIRCRAFT THAT IS NOT IN THE EXISTING RETROFIT FLEET, [***] AND (B) FOR ANY AIRCRAFT IN THE EXISTING RETROFIT FLEET, [***] FOR THE AIRCRAFT IN QUESTION, (ii) [***] AND (iii) THE AMOUNT OF [***].

SUBJECT TO THE NEXT SENTENCE, NEITHER PARTY’S AGGREGATE LIABILITY TO THE OTHER FOR ACTUAL DAMAGES, OTHER THAN PHYSICAL DAMAGE TO AN AIRCRAFT, SUFFERED BY THE OTHER ARISING OUT OF

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OR RELATED TO ANY BREACHES OR DEFAULTS OF THIS AGREEMENT SHALL EXCEED THE GREATER OF (I) [***] AND (II) THE AMOUNT OF AVAILABLE INSURANCE PROCEEDS WITH RESPECT TO SUCH BREACHES OR DEFAULTS. NOTWITHSTANDING THE FOREGOING, NEITHER PARTY’S AGGREGATE PER OCCURRENCE LIABILITY TO THE OTHER FOR DAMAGES (ACTUAL AND/OR CONSEQUENTIAL), OTHER THAN PHYSICAL DAMAGE TO AN AIRCRAFT, SUFFERED BY THE OTHER ARISING OUT OF OR RELATED TO ANY SECURITY INCIDENT OR BREACH OF EXHIBIT V SHALL EXCEED THE SUM OF (X) [***], PLUS (Y) AN AMOUNT EQUAL TO [***].

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE LIMITATIONS AND EXCLUSIONS SET FORTH IN THIS SECTION 23.1 WILL APPLY REGARDLESS OF WHETHER LIABILITY ARISES FROM BREACH OF CONTRACT, WARRANTY, TORT (EXCEPT TO THE EXTENT SUCH LIABILITY ARISES FROM BAD FAITH OR WILLFUL MISCONDUCT), BY OPERATION OF LAW OR OTHERWISE.

23.2	Exclusions. The limitations of liability in Section 23.1 shall not apply with respect to: (a) any claims arising out of breaches of Section 9.5, 10.3, 19.1, 19.2 or 20 or of Section 1.3 of Exhibit I; or (b) any indemnification claims arising under Section 21. In addition, except as set forth in the last sentence of the first paragraph of Section 23.1 and subject to the cap set forth in the last sentence of the penultimate paragraph of Section 23.1, the limitation of liability in the first paragraph of Section 23.1 shall not apply with respect to any claims arising out of breaches of Exhibit V. Moreover, the limitation of liability in the first sentence of the next to the last paragraph of Section 23.1 shall not apply with respect to claims arising out of breaches of Section 6. The Parties are informed and sophisticated entities and have negotiated this Section 23 in consultation with their respective legal counsel, including litigation counsel. The Parties believe and expect that this Section 23 is enforceable in all respects. Nothing in this Agreement or its Exhibits, including the monetary limitations on liability set forth therein, shall (c) prejudice either Party’s right or ability to seek injunctive or other equitable relief in connection with breach or violation by the other Party of any of the terms, conditions or obligations set forth in this Agreement or in any Exhibit, or (d) be construed to impact the determination of whether injunctive or other equitable relief is an appropriate remedy in connection with any such breach or violation.

24.	EXCUSABLE DELAYS

24.1

Definition. Either Party shall be excused from performance of its obligations hereunder, and shall not be liable to the other Party for any direct, indirect, special, incidental, consequential or punitive damages suffered or incurred by the other Party arising out of a total or partial failure to perform hereunder or delay in such performance, to the extent resulting directly from any event or occurrence beyond the reasonable control of the delayed Party (collectively, “Excusable Delay”), including, without limitation, (a) acts of God, (b) wars or acts of a public enemy, (c) acts, failures to act or delays of the Governments of any state or political subdivision or any department or regulatory agency thereof or entity created thereby, including, without limitation, national aviation authorities, (d) quotas or embargoes, (e) acts of sabotage, (f) fires, floods or other natural catastrophes, (g) shortages or inability to obtain materials or components, or (h) strikes, lockouts or other labor stoppages, slowdowns or disputes; provided, however, that such delay is not occasioned by the fault or negligence of the delayed Party. Any Excusable Delay shall last only as long as the event remains beyond the control of the delayed Party and only to the extent that it is the direct cause of the delay. By way

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of clarification, and without limiting the foregoing, any act, failure to act or delay described in clause (c) of this Section 24.1 shall not be an Excusable Delay if and to the extent such act, failure to act or delay results from Gogo’s failure to comply with Sections 18.4.1.1 or 18.4.1.2, or any other schedule agreed upon by the Parties. For the avoidance of doubt, a delay by any of Gogo’s subcontractors shall not be an Excusable Delay unless the subcontractor itself has experienced an Excusable Delay.

24.2	Recourse. The delayed Party shall notify the other Party within a reasonable time after it discovers an Excusable Delay has occurred, in writing, specifying the cause of the delay and, to the extent known, estimating the duration of the delay. No delay shall be excused unless such written notice shall have been given as required by this Section 24.2. If the Excusable Delay lasts in excess of [***], the non-delayed Party shall have the right to terminate this Agreement.

25.	GENERAL

25.1	Independent Contractors. Gogo is an independent contractor of American, and personnel used or supplied by Gogo in performance of this Agreement shall be and remain employees or agents of Gogo and under no circumstances shall be considered employees or agents of American. Gogo shall have the sole responsibility for supervision and control of its personnel.

25.2	Use of Subcontractors. Gogo will obtain American’s prior approval, which shall not be unreasonably withheld, of any subcontractor who will touch any Aircraft. American’s rejection of a subcontractor may result in delivery delays or additional costs, as negotiated by the Parties in good faith. Nothing in this Agreement shall create any contractual relationship between American and any such subcontractor, and no subcontract shall relieve Gogo of its obligations hereunder should the subcontractor fail to perform in accordance with the provisions of this Agreement. American shall have no obligation to pay or to see to the payment of any money to any subcontractor. Gogo shall be solely responsible for the acts and omissions of Gogo’s subcontractors, with which Gogo shall have entered into agreements that contain confidentiality provisions at least as protective as those set forth herein. Any breach by a Gogo subcontractor of any terms or conditions of this Agreement shall be deemed a breach by Gogo.

25.3	Notice. Any notice, demand or document that either Party is required or otherwise desires to give or deliver to or make upon the other Party hereunder shall be in writing and shall be (a) personally delivered, (b) deposited in the United States Mail, registered or certified, return receipt requested, with postage prepaid, (c) sent by overnight courier, or (d) sent by facsimile with confirmation of receipt, addressed as follows:

If to American:                             ATTN: Managing Director, Aircraft Programs, Tech Ops

American Airlines, Inc.

4333 Amon Carter Blvd. MD 5224

Fort Worth, TX 76155

If to Gogo:                                     ATTN: General Counsel

Gogo LLC

111 N. Canal St., Suite 1500

Chicago, IL 60606

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Or to such other address as either Party shall designate for itself by notice given to the other Party as aforesaid. Any such notice, demand or document shall be deemed to be effective upon receipt of the same by the Party to whom the same is addressed.

25.4	Assignment. This Agreement shall inure to the benefit of and be binding upon each of the Parties and their respective successors and assigns, but neither the rights nor the duties of either Party under this Agreement may be voluntarily or involuntarily assigned or delegated, in whole or part, without the prior written consent of the other Party, such consent not to be unreasonably withheld.

25.5	Governing Law; Dispute Resolution. This Agreement shall be governed by and construed according to the internal laws of the State of New York without regard to conflicts of laws principles. Each Party agrees to negotiate in good faith to resolve any dispute, claim or controversy arising out of or related to this Agreement prior to filing any suit, action or proceeding. In the event the Parties are unable to resolve the dispute within [***] following the commencement of negotiations, each Party shall escalate the dispute through the appropriate levels of management, up to and including the level of Chief Executive Officer at Gogo and Vice President-Procurement and Supply Chain or higher at American, until the resolution of the issue is achieved or the respective executives cannot agree to a resolution of the dispute. Unless otherwise agreed to by both Parties, in no event shall the escalation process exceed [***]. Any suit, action or proceeding filed by either Party under this Agreement shall be brought in the state courts of Tarrant County, Texas, and each Party irrevocably submits to the exclusive personal jurisdiction and venue of such courts for the purpose of any such suit, action or proceeding and hereby irrevocably waives any claim that any such suit, action or proceeding in such courts has been brought in an inconvenient forum.

25.6	Press Release/Publicity. Neither Party hereto shall use the name or any trade name of or otherwise refer to the other Party or any of its Affiliates, directly or indirectly, in any advertisement, news release or professional or trade publication without receiving prior written approval from such other Party.

25.7	Remedies. Except as expressly set forth herein, no remedy conferred upon or reserved to a Party herein is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and in addition to every other remedy given under this Agreement or now or hereafter existing at law, in equity or otherwise. Except as expressly set forth herein, no delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle a Party to exercise any remedy reserved to it in this Agreement, it shall not be necessary to give any notice other than such notice as may be herein expressly required.

25.8	Savings Clause. If any provision of this Agreement is declared unlawful or unenforceable as a result of final administrative, legislative or judicial action, this Agreement shall be deemed to be amended to conform with the requirements of such action and all other provisions hereof shall remain in full force and effect.

25.9	Waiver. No failure or delay by either Party in requiring strict performance of any provision of this Agreement, no previous waiver or forbearance of any provision of this Agreement by either Party and no course of dealing between the Parties shall in any way be construed as a waiver or continuing waiver of any provision of this Agreement.

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25.10	Final Agreement. With the sole exception of Section 3 of Amendment One to the Pre-Apollo Agreement, which shall survive execution and delivery hereof, this Agreement replaces and supersedes the Prior Agreements in their entirety, constitutes and represents the final agreement between the Parties as to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the Parties. There are no oral agreements between the Parties. This Agreement may be amended in whole or in part only in a writing signed by both Parties. Notwithstanding the foregoing, the Parties agree that, to the extent one or more of the Prior Agreements includes a subject or concept that is neither implicitly nor explicitly addressed herein and also had not been determined to be unnecessary to include herein within the context of negotiations, the Parties will use commercially reasonable efforts to handle, to the extent necessary, such subject or concept consistent with the Prior Agreements.

25.11	Interpretation. The section headings herein are for convenience of reference only and are not intended to define or aid interpretation of the text hereof. The words “include,” “includes” or “including” (or similar terms) are deemed to be followed by the words “without limitation.” The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement. The definitions contained in this Agreement are applicable to the other grammatical forms of such terms.

25.12	Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument, and if so executed in counterparts will be enforceable and effective upon the exchange of executed counterparts or the exchange of facsimile transmissions of executed counterparts.

25.13	Survival. Notwithstanding anything herein to the contrary, any sections or portions of any sections of this Agreement (including the Exhibits hereto) that by their express terms survive, or by their nature should survive, expiration or termination of this Agreement shall survive such expiration or termination.

25.14	[***].

25.15	Additional Releases. The Parties agree that the inclusion of the [***] Section 1.1 of Exhibit D shall be in full satisfaction of any and all claims or remedies, existing as of the Effective Date, that:

25.15.1	American may have against Gogo under Section 5.1.2 of the Apollo Agreement, and upon execution of this Agreement, American shall be deemed to have irrevocably released Gogo from any and all such claims and remedies under Section 5.1.2 of the Apollo Agreement, whether known or unknown, at law or in equity; and

25.15.2	Gogo may have against American under Section 20.17 of the Apollo Agreement, and upon execution of this Agreement, Gogo shall be deemed to have irrevocably released American from any and all such claims and remedies under Section 20.17 of the Apollo Agreement, whether known or unknown, at law or in equity.

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Neither this Section 25.15 or anything else contained in this Agreement, nor any action taken by either Party in performance of its obligations hereunder, shall be construed either as evidence of the validity of any claims or remedies by either Party against the other in connection with Section 5.1.2 or 20.17 of the Apollo Agreement or as an admission of the same by either Party.

[Signature page follows]

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50

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the Effective Date.

GOGO LLC		AMERICAN AIRLINES, INC.

By:	/s/ Michael J. Small	By:	/s/ Robert Isom
Name:	Michael J. Small	Name:	Robert Isom
Title:	President and CEO	Title:	President

American Airlines, Inc. and Gogo LLC

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[Signature Page to the Unified In-Flight Connectivity Hardware, Services and Maintenance Agreement]

Execution Version

Exhibit A:

Fleet Types

[***].

Exhibit B:

Equipment and Lead Times

1.	ATG4 Solution: ATG4 Mainline Fleet

[***].

[***].

[***].

[***].

[***].

American Airlines, Inc. and Gogo LLC

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B-1

[***].

[***].

[***].

[***].

2.	ATG Solution: Retiring Mainline Fleet

[***].

[***].

[***].

[***].

[***].

3.	ATG Solution: Regional Jet Fleet and Retiring E190 Fleet

All regional jets:

[***].

4.	2Ku Solution: 2Ku Fleet

[***].

American Airlines, Inc. and Gogo LLC

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B-2

Exhibit C:

Specifications

This Exhibit C describes the Specifications related to the Equipment and Software included in the ATG Solution, ATG4 Solution and the 2Ku Solution to be provided by Gogo.

American Airlines, Inc. and Gogo LLC

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Exhibit C-1:

2Ku Solution Equipment Specifications

The 2Ku Solution is comprised of the in-cabin network, which includes the ACPU-2 Server and acWAP access points, and the SATCOM system, which includes the radome, adapter plate, fairing, Tx antenna, Rx antenna, KANDU, KRFU and ModMan.

1.	ACPU-2 Server

Table C-1. ACPU-2 Specifications

[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

2.	acWAP 802.11a/b/g/n/ac Access Points

Table C-2. acWAP Specifications

[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Table C-3. In-Cabin Network DO-160 Qualification Categories

[***].

Table C-4. acWAP DO-160G, Section 4.5.3, Cat. A4 Exceptions

3.	Wi-Fi Antennas

Table C-5. Wi-Fi Antenna Specifications

[***].

American Airlines, Inc. and Gogo LLC

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4.	PCS Antenna

Table C-6. PCS Antenna Specification

[***].

5.	SAVCL

Table C-7. SAVCL Specification

[***].

American Airlines, Inc. and Gogo LLC

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6.	2Ku Solution: SATCOM System Characteristics

Table C-8. 2Ku Solution Characteristics

[***].

American Airlines, Inc. and Gogo LLC

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7.	2Ku Solution: SATCOM Size, Weight and Power

LRU size, weight and power are tabulated below.

Table C-9. 2Ku Size, Weight and Power (Twin-Aisle)

[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Table C-10. 2Ku Size, Weight and Power (Single-Aisle)

[***].

American Airlines, Inc. and Gogo LLC

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Exhibit C-2:

ATG4 Solution Equipment Specifications

Table C-11. ATG4 Solution LRU Specifications

[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit C-3:

ATG Solution Equipment Specifications

Table C-12. ATG Solution LRU Specifications

[***].

American Airlines, Inc. and Gogo LLC

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Exhibit D:

Commercial Pricing

1.	Equipment, Certification and NRE

1.1.	Shipset Pricing – 2Ku Solution

[***].

1.2.	Shipset Pricing – ATG Solution/ATG4 Solution

[***].

1.3.	Shipset Pricing by LRU – Regional Jet Fleet and Retiring E190 Fleet

[***].

1.4.	Certification

[***].

1.5.	Installation

1.5.1.	Installation of 2Ku Solution if performed by Gogo during the term applicable to the 2Ku Fleet:

[***].

1.5.2.	Installation of ATG4 Solution

[***].

1.5.3.	Additional Installation Site Support

If American requests additional support beyond the number of installations as set forth in Section 6.4 of Exhibit F, the following prices shall apply. [***].

Inside United States:               $[***].

Outside United States:             $[***].

1.6.	Warranty, Maintenance and Spares

[***].

[***].

1.7.	Other NRE

1.7.1.	Additional engineering services available upon completion of an SOW.

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Unless otherwise stated, the base hourly rate for NRE shall be [***].

2.	Passenger Services

2.1.	Passenger Connectivity Services

2.1.1.	Revenue Share Model

[***].

2.1.2.	Affiliate Fee

[***].

2.1.3.	[***]

2.1.3.1.	Connectivity Services – 2Ku Solution:

[***].

[***]. Reasonable changes required to the Portal to accommodate such a promotion will be performed by Gogo[***].

2.1.3.2.	Next Generation ATG Connectivity Services:

The table in Section 2.1.3.1 of this Exhibit D outlines “not to exceed” single segment session-based pricing from Gogo to American for Next Generation ATG Retrofit A/C. American shall retain [***] of User session revenue, net of any taxes collected on the sale of sessions pursuant to Section 15 of the Agreement.

2.1.3.3.	Connectivity Services – ATG Solution/ATG4 Solution:

[***], session-based pricing from Gogo to American shall be as shown in the table below. American shall retain [***] of User session revenue, net of any taxes collected on the sale of sessions pursuant to Section 15 of the Agreement. [***].

2.1.4.	Non-session-based passenger MB usage (assumes Passenger Grade):

2.1.4.1.	Retrofit A/C equipped with 2Ku Solution: $[***]

2.1.4.2.	Retrofit A/C equipped with ATG Solution or ATG4 Solution: $[***]

2.2.	Wireless Entertainment

The following sets forth the pricing for Wireless Entertainment as described in Exhibit L.

2.2.1.	Wireless Entertainment hardware consists of a SAVCL.

•	SAVCL for the Regional Jet Fleet: $[***]

•	SAVCL for Retiring E190 Fleet: $[***]

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•	Initial USB sticks: $[***]

•	Fees for lost USB sticks are described in Section 2.2.5 of this Exhibit D.

2.2.2.	Activation Fees:

Upon activation of Wireless Entertainment on the Regional Jet Fleet and Retiring E190 Fleet: $[***]

2.2.3.	Monthly Service Fee (MSF)

[***]

Note: MSF includes Video Content processing and DRM, storage and management of the video library and masters, quality assurance, batching, replicating media onto USB sticks and shipping.

2.2.4.	Transaction Fees

[***].

There is a monthly minimum requirement of [***]. In the event a particular tail does not reach the [***] View minimum, Gogo will charge American at a rate of $[***] for each movie View short of the minimum, and such Views will be included in the Wireless Entertainment Take Rate in clause (i) of the paragraph below.

[***].

2.2.5.	Other/Miscellaneous

At any time after [***], American may opt to move to a [***] content cycle. The cost of moving to a [***] content cycle will be a [***] increase in the per tail MSF.

Lost USB sticks not returned to Gogo by AA:

First 10%:               $[***]

Above 10%:            $[***]

Sticks are counted on a per-cycle basis. In a [***] cycle, Gogo will count the returned sticks from a content batch [***] after such batch of sticks were sent out. By way of example, if a [***] batch contains five hundred (500) USB sticks, and if only four hundred forty (440) of these sticks are returned as of [***], then Gogo will [***]. In the event that American migrates to a [***] content cycle, the returned sticks would be counted [***] after the batch was sent out.

2.2.6.	November and December 2016 Content Licensing Reimbursement

With respect to the period between November 1, 2016 and December 31, 2016, [***].

2.3.	[***]

2.3.1.	One-time setup fees per channel $[***]

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2.3.2.	Channel transport [***]

2.3.3.	[***]:

3.	Miscellaneous Services

3.1.	Operational Applications and Data Rates

3.1.1.	Passenger Grade Operational Data:

•	Retrofit A/C equipped with 2Ku Solution: $[***]

•	Retrofit A/C equipped with ATG Solution or ATG4 Solution: $[***]

3.1.2.	Non-Passenger Grade data (Subject to SOW)

3.1.3.	Other (SSID creation, platform or application management) (Subject to SOW)

3.2.	Customer Care and Passenger Account Management

Multi-language customer care services shall be available 24x7x365 to passengers in need of assistance related to Connectivity Services, Wireless Entertainment and [***] offered by Gogo via email, phone and real-time chat.

Passenger account management includes: (i) setting up and maintaining User accounts, (ii) billing Users for services rendered, (iii) processing of credit cards and other forms of payment, (iv) subscription billing, (v) User invoicing, and (vi) security associated with User billing data. Passenger account management is required for real-time chat.

[***]

3.3.	Portal Management — Advertising, Ad-Serving, Sponsorships and Whitelisting

[***]

3.4.	Portal Customization

[***] Portal customization and associated pricing will be set forth in an SOW, inclusive of the description in Section 1.4 of Exhibit M.

3.5.

[***].

3.6.	Subscriptions

[***].

3.7.	Roaming and Other Partner Relationships

3.8.	[***]Promotional Offerings

[***]

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Exhibit E:

Gate-to-Gate Connectivity

Gate-to-Gate Services

1.	General

1.1.	Connectivity Services, Wireless Entertainment and [***] shall be available “Gate-to-gate” for the 2Ku Fleet. Connectivity Services shall also be operational during maintenance activities when the Retrofit A/C is powered on, subject to the Gate-to-gate Exclusions in Exhibit J.

1.2.	The 2Ku SLA metrics will start and stop upon the Equipment receiving uniquely identifiable triggers. The 2Ku Solution is designed to utilize the anti-collision beacon discrete as the uniquely identifiable trigger, or alternatively the door discrete may be utilized. American may select an alternative option as provided in the diagram in this Exhibit E at a not-to-exceed cost of [***], which shall be delivered by the later [***] after American’s request in writing to proceed with such alternative option. The not-to-exceed price and aforementioned timeline are confined to the following areas of development: (i) customize Gate-to-gate software to utilize FMC data event to indicate start of flight, (ii) customize Gate-to-gate software to minimize customer impact (i.e., auto-resume of session) during foreseen “return to gate” scenarios, and (iii) customize Gate-to-gate software to utilize a door open discrete plus a configurable timer to indicate end of flight.

1.3.	The System shall be configured such that the ground period (i.e., gate and taxi) can be differentiated from the en route period, including for purposes such as reporting and collecting applicable taxes.

1.4.	Subject to the applicable Exclusions in Section 4 of Exhibit J-1, operational SSIDs will be broadcasting, and Connectivity Services to such operational SSIDs will be available at all times “without user intervention” as long as power is supplied to the Equipment, flight deck switches are in the “on position,” and the Equipment and Software are receiving IRU data.

1.5.	American and Gogo agree that the Gate-to-gate service scenario may need to be adjusted if the aircraft OEM imposes additional constraints on Equipment operations or if laws or regulations impact the provision of such Gate-to-gate services.

[***]

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E-1

Exhibit F:

Entry into Service (EIS) for 2Ku Fleet - Engineering, Certification, Software Development,

Installation, Training and Program Management

1.	Prototype Installation and Certification for the 2Ku Fleet

1.1.	[***].

1.2.	Gogo will provide to American, at ITCM, a detailed plan and schedule for installing and [***] for the System aboard each Prototype. American’s project manager and the Program Manager shall develop the full ITCM agenda.

1.3.	Critical Design Review (CDR)

In addition to other CDR requirements and outcomes, Gogo shall have released all installation Documentation by CDR. CDR is face-to-face. Relevant Gogo and American engineering representatives must be on-site.

1.3.1.	CDR Gate

The purpose of the CDR Gate is to review that the installation data that is due at the CDR will in fact be ready for the CDR. The CDR will not be held unless American’s engineering department determines at the CDR Gate that the data will be ready. CDR Gate is CDR [***]. All installation data is released.

American’s engineering department shall have [***] after receipt of the installation data (the “CDR Gate”) to review such installation data and determine if such installation data is acceptable. The CDR will not be held unless American’s engineering department finds such installation data acceptable, and American’s acceptance shall not be unreasonably withheld. American agrees that any installation data submitted by Gogo, which is a part of a previously approved STC for the same Fleet Type, shall be deemed acceptable unless American can substantiate a reasonable technical basis for change(s).

1.3.2.	Post-CDR Documentation Review

American’s engineering department has [***] after the CDR completion to complete the installation data package review and provide reasonable findings to Gogo. Gogo shall remedy mutually agreed findings within [***] after receipt of American’s findings. The Parties agree that reasonable findings shall be corrected unless Gogo can substantiate to American’s satisfaction a reason to not incorporate specific remedies, and American’s engineering department agrees with the substantiation. American’s engineering department shall provide acceptance in writing of installation data package to Gogo within [***] of submittal by Gogo of Gogo’s response.

1.4.	If Gogo performs the touch labor, Gogo anticipates the Prototype installation to span [***] for each Fleet Type to be equipped with the 2Ku Solution; provided that Gogo has adequate access to the applicable Aircraft throughout such period.

1.5.	If Gogo performs the touch labor and Gogo is responsible for a delay that extends the Prototype downtime beyond what was originally planned, [***].

1.6.	[***].

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1.7.	Gogo will obtain and provide to American [***] as expeditiously as possible. If Gogo contracts with a third-party supplier for the retrofit design, Gogo shall ensure that the third-party supplier meets American’s requirements for design, drawings, modifications, deliverables and response time to American. Excluding [***] delays beyond Gogo’s control, Gogo shall make commercially reasonable efforts to meet or beat the following response times:

1.7.1.	[***].

1.7.2.	[***].

1.8.	Subject to the agreement of the ODA, Gogo’s selected ODA will provide to American a draft of the Certification plan(s). The delivery of the draft plan to American needs to be such that American has [***] to review the Certification plan, Gogo has time to incorporate American’s findings and the Certification plan can be submitted to the FAA with sufficient lead time to Prototype induction. Subject to the previous sentence, American shall complete such review within [***] and return comments to Gogo.

1.9.	Gogo shall provide all instructions for continued airworthiness, including EWIS program changes, to American no later than [***] before planned Prototype induction. Such documents will remain in draft form until such time the STC is issued and shall be accompanied by a letter that describes the proposed changes from draft form to final form.

1.10.	American may have installation of the System performed by Third Party Suppliers. In any event, and in addition to Gogo’s other obligations under this Exhibit F and the Agreement, Gogo agrees to provide reasonable installation, design and/or certification support to American and/or any such Third Party Suppliers, including on-site engineering support at the installation site. Such support will be provided [***] and shall include, but not be limited to, such support as is required under the terms of this Agreement and/or as is further set forth at design reviews.

1.11.	Gogo shall advise American of any and all potential impacts on other systems on Retrofit A/C as set forth in Section 9.1.2 of the Agreement.

2.	Production Aircraft (second Aircraft of each Fleet Type onwards)

2.1.	[***].

2.2.

[***].

2.3.

During the installation, should Gogo be responsible for a delay that extends the Aircraft downtime beyond what was originally planned based on a schedule provided by American, Gogo agrees to compensate American [***]. If the delay is projected to be more than [***], American may elect to return the Aircraft to service and reschedule the System installation subject to Aircraft availability from American. In such event, the downtime for the initial attempted installation for the subject Aircraft shall be added to the downtime for the rescheduled installation for purposes of applying the first sentence of this Section 2.3 of Exhibit F to the rescheduled installation, such that the initial attempted installation and the rescheduled installation are treated as a single installation. For the avoidance of doubt, American’s rights and Gogo’s obligations under this Section 2.3 of Exhibit F are in addition and without prejudice to American’s rights and Gogo’s

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obligations under Sections 4.2.3, 7.5 and 17.2.8 of this Agreement. With respect to American’s general obligation to mitigate damages under this Agreement, to the extent any delay under this Section 2.3 of Exhibit F could result from a failed piece of Equipment, American shall attempt to mitigate such delay by taking an equivalent piece of Equipment from another available Shipset. In the event American takes an equivalent piece of Equipment from another available Shipset pursuant to the previous sentence, American shall give Gogo written notice of such event as soon as reasonably practicable, so that Gogo can replace the missing piece of Equipment from the relevant Shipset. To the extent American had a reasonable opportunity to mitigate and/or notify Gogo pursuant to the preceding two (2) sentences of this Section 2.3 of Exhibit F and failed to do so, Gogo shall be exempted from any liquidated damages hereunder which could have been avoided if not for such failure.

3.	Software

This Section 3 of Exhibit F describes the base Software for the System. For further details regarding Content- and Portal-related Software, see Exhibit I.

3.1.	Software Development and Quality/Testing Cycle

Gogo’s Software development cycle is governed by a five (5)-stage PMO process:

P0 – Pre-Initiation (program initiated through Jira PR request)

P1 – Initiation (program business requirements document completed)

P2 – Set-Up (system design and technical requirements complete)

P3 – Development, test and alpha/beta (during testing, System test/acceptance test and airline end-to-end testing included)

P4 – Closure

3.2.	Quality and Process Documentation

The following documents are version-controlled and stored in Gogo’s Agile document retention database. The most recent versions are available to American for reference when needed via request to the Program Manager.

3.2.1.	Gogo maintains a quality manual which outlines the policies, procedures and requirements of the quality management system, which meets appropriate ISO 9001:2008 and AS9115 standards.

3.2.2.	Gogo’s SQA plan highlights specifics about delivering quality software products and services. The role of the SQA plan is to assist the Program team to continually improve the quality of work products and services. The SQA plan is responsible for establishing processes and procedures that accurately verify and validate the adherence of assigned tasking and related activities to applicable standards, guidelines and procedures. The SQA process is aligned with the internal audit and supplier management processes to ensure coverage of Gogo’s quality guidelines from both a Program and process perspective.

3.2.3.

Gogo’s configuration management plan is a document intended to provide guidelines to successfully implement configuration management policy at Gogo. It describes the activities to be performed to control and maintain design and

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certification documents in support of Aircraft configuration projects. Gogo maintains configuration management to the standards and according to the definitions contained in the Project Management Institute and the American National Standards Institute.

3.3.	Testing Facilities

Gogo shall provide one (1) test rack for each unique Retrofit A/C configuration. The test rack(s) shall be located at Gogo’s location acceptable to American for the Term. If American expands the scope of this Agreement with additional fleet types that introduce different Gogo hardware configurations, Gogo shall expand test equipment to address these additional hardware configurations. Gogo shall modify the test rack(s) due to System requirements or design changes at no cost to American. Gogo will provide the space, racks and wiring for the test rack for the Term.

3.3.1.	Gogo will provide a report [***] before Prototype installation that compares the Aircraft BOM and the test rack BOM, and include a technical explanation why differences between the two (2) have no impact on the integrity of testing conducting on the test rack.

3.3.2.	Gogo will provide descriptions of how Aircraft data sources are simulated.

3.3.3.	Gogo will perform an internal review of the parts for the test rack to verify that the test rack components, part numbers, quantities and system wiring are accounted for in such rack. Gogo will perform such review on a quarterly basis or as necessary and report its findings to American. Any changes to the System as a result of an MCP that affect the test racks will be incorporated therein. In anticipation of EIS, if any part listed in the pull forward rack identified below is nonfunctional during the pre-ATP, Gogo agrees to resolve by the ATP. If any part listed in the Pull Forward Rack identified below is nonfunctional during the ATP, Gogo agrees to resolve such issue as soon as possible.

3.4.	Liquidated Damages For Delinquent or Defective Software

3.4.1.	The purpose of this Section 3.4 of Exhibit F is to ensure that Software embedded in Equipment is delivered on dock on-time, based on agreed upon schedules and free of defects. Liquidated damages are applied when those conditions are not met based on the terms in this Section 3.4 of Exhibit F.

3.4.1.1.	[***].

3.4.1.2.	[***].

3.4.1.3.	[***].

3.4.2.	Defect Severity Classification Table

[***]

3.4.3.	Occurrence Classification Table

[***]

3.4.4.	Software Priority

3.4.4.1.	Priority is then defined as a combination of severity and occurrence. For avoidance of doubt, [***].

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3.4.4.2.	Once the Software is prioritized, Software release classifications shall be mutually agreed upon between American and Gogo.

3.4.5.	Software Release Definitions

3.4.5.1.	[***].

3.4.5.2.	[***].

3.4.5.3.	[***].

3.4.5.4.	[***].

3.4.6.	Remedies for Initial Software Load Supporting EIS

It is Gogo’s responsibility to ensure that the initial mutually agreed Software on-dock date is met by delivery of conforming Software. In the event that the initial Software on-dock date is not met, whether or not as a result of Gogo not timely resolving defects, Gogo shall be responsible for defining a new Software on-dock date and shall further be responsible for the following liquidated damages from the initial Software on-dock date until the date that the conforming Software is on-dock.

a.	Delay of [***] or less: $[***]

b.	Delay of [***] or less: $[***]

c.	More than [***]: $[***]

4.	Technical Publications

Gogo will provide technical and maintenance documentation as mutually agreed by the Parties.

5.	EIS and Gogo Support

5.1.	Gogo will validate System functionality during the support period as described in the table below using two methods of validation: (i) Active Monitoring and (ii) Fly-Along Support. “Active Monitoring” means both standard NOC monitoring/alarming and enhanced, proactive, tail-specific and flight-specific analysis performed by Gogo. “Fly-Along Support” means support provided by a Gogo technician on-board a Retrofit A/C that is focused on Gogo Service monitoring, System performance and User experience. Both Parties will jointly work to minimize flight testing support requirements.

[***]

5.2.	American will assist Gogo to get accommodations on the flights that require Fly-Along Support and use reasonable efforts to minimize the cost to Gogo of such support.

5.3.	In fulfillment of Gogo’s support commitments set forth in the table in Section 5.1 of this Exhibit F, Gogo will provide technicians trained and qualified on American’s configuration of the System.

5.4.	Gogo will continue its support as set forth in the table in Section 5.1 of this Exhibit F until Gogo’s performance of applicable Gogo Services meets the resolution/cessation criteria noted for each support type. Gogo and American can mutually agree to stop or extend such support for any support type at any time.

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6.	Program Management for EIS

6.1.	Dedicated Program Management

6.1.1.	Gogo will provide, [***], sufficient Program Management Staff to support the contractual obligations outlined in and awarded under this Agreement. During all phases (e.g., service configuration, early deployment and sustaining operations), Gogo will assign [***] dedicated Program Manager for the overall account and also assign functional leads for each major project area of each phase. Gogo shall provide the program management structure, roles and responsibilities during ITCM.

6.1.2.	The Program Manager’s responsibilities are set forth in Section 11.1.1 of the Agreement.

6.1.3.	Order administration support is set forth in Section 11.1.1 of the Agreement.

6.2.	Meetings

6.2.1.	All major meetings, including but not limited to ITCM, PDR and CDR, shall be held at American’s headquarters unless mutually agreed.

6.2.2.	Gogo should plan to attend meetings, [***], upon American’s and/or American’s designated third party’s request and shall facilitate the participation of all appropriate personnel.

6.2.3.	Meetings requested where support is required shall include face-to-face meetings, teleconferences and conferences in addition to the ITCM, design reviews, Program reviews and FAIs.

6.2.4.	Gogo shall be expected to attend these meetings during all stages of the Agreement, at any time from the award of the contract through the Term. Gogo agrees to send relevant subject matter experts to all the meetings.

6.3.	Development Program

American and Gogo shall participate in building the overall project schedule and agreeing to the schedule. Gogo shall provide American with the draft of the STC project plan before it is submitted to the FAA, and with sufficient time for American to review, provide feedback to Gogo and for Gogo to make revisions to the STC project plan as appropriate.    Gogo’s process for developing a certification design will include, but not be limited to, the following activities:

6.3.1.	ITCM: ITCM between commercial, technical, marketing and aviation authority representatives intended to fine tune requirements as necessary.

6.3.2.	Portal TIM: TIM focusing on Portal requirements and designs.

6.3.3.	SRR/SDR: Commercial, technical and marketing review of System requirements and proposed System architecture.

6.3.4.	ICD TIM: Technical team ICD initial review.

6.3.5.	Services TIM: Initial commercial, technical, marketing team meeting focusing on satellite service provision, marketing planning and customer support.

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6.3.6.	Aircraft survey: Technical team inspection of Aircraft to be modified and meeting to discuss modification details.

6.3.7.	PDR: Technical team review of design implementation at a preliminary stage.

6.3.8.	ICD TIM: Technical team ICD follow-on review.

6.3.9.	Services TIM: Follow-on commercial, technical and marketing team meeting focusing on satellite service provision, marketing planning and customer support.

6.3.10.	IPC: Initial provisioning conference to discuss maintenance, overhaul, operation, tooling, spares provisioning and training.

6.3.11.	CDR: Technical team review of design implementation at a critical stage.

6.3.12.	FDR: Technical team final review of design implementation and agreement on design data release.

6.3.13.	TRR: Technical team review of qualification test results, and plans and readiness for acceptance testing and STC.

6.3.14.	STC: Civil aviation authority presentation of STC.

6.4.	Installation Site Support (Post-Prototype)

6.4.1.	Gogo shall provide .[***].

6.4.2.	American and Gogo may mutually agree to cease such Gogo on-site support if American installation teams are trained ahead of [***].

6.5.	American OSR

6.5.1.	[***].

6.5.2.	[***].

6.5.3.	[***].

6.5.4.	[***].

7.	Training

7.1.	Flight Attendant Training:

7.1.1.	An interactive computer-based flight attendant training application will be built to support online training sessions, and such application will be compatible with Android operating systems, iMac, iPad, Internet Explorer and Google Chrome. Gogo will complete edits of the interactive application to ensure it matches all new major functionality of the Portal. The Parties will negotiate in good faith to develop an application that is compatible with American’s learning management system [***]. A web-based tutorial (i.e., curriculum and lesson) of the same training content as the application shall also be made available by Gogo to American [***].

7.1.2.	Flight attendant training: for Purser “train-the-trainer” training, each class will consist of [***]. American may request and purchase additional training based on Gogo’s quotes.

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7.1.3.	Training documents:

7.1.3.1.	Operations manual: included in curriculum development

7.1.3.2.	Soft copy of the QRG

7.1.4.	Format of training documents: all training documents are to be provided in print-ready, soft-copy format.

7.1.5.	Location of training courses: all training courses are to be conducted at a mutually agreed U.S. location unless otherwise stated.

7.1.6.	Timing of deliverables: so long as American does not make changes to the Software driving delay:

7.1.6.1.	All initial training modules shall be delivered to American in their complete form no later than [***] prior to EIS of the applicable Fleet Type.

7.1.6.2.	All initial training courses shall be made available to American personnel no later than [***] prior to EIS of the applicable Fleet Type.

7.1.6.3.	All initial training documents shall be delivered to American in their complete form no later than [***] prior to EIS of the applicable Fleet Type.

7.2.	Line maintenance training:

7.2.1.	An interactive computer-based line maintenance training application will be used to create online sessions, and such application will be compatible with Android operating systems, iMac, iPad, Internet Explorer and Google Chrome. A web-based tutorial (i.e., curriculum and lesson) of the same training content as the application shall also be made available by Gogo to American [***].

7.2.2.	Line maintenance instructor-led training: for American’s “train-the-trainer” training, each class will consist of [***]. American may request and purchase additional training based on Gogo’s quotes.

7.2.3.	Training documents:

7.2.3.1.	Operations manual: included in curriculum development

7.2.3.2.	Soft copy of the QRG

7.2.4.	Format of training documents: all training documents are to be provided in print-ready, soft-copy format.

7.2.5.	Location of training courses: all training courses are to be conducted at a mutually agreed U.S. location unless otherwise stated.

7.2.6.	Timing of deliverables: so long as American does not make changes to the Software driving delay:

7.2.6.1.	All initial training modules shall be delivered to American in their complete form no later than [***] prior to Entry-Into-Service.

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7.2.6.2.	All initial training courses shall be made available to American personnel no later than [***] prior to Entry-Into-Service.

7.2.6.3.	All initial training documents shall be delivered to American in their complete form no later than [***] prior to Entry-Into-Service.

7.3.	Engineering training:

7.3.1.	An interactive computer-based engineering application will be used to create online sessions, and such application will be compatible with Android operating systems, iMac, iPad, Internet Explorer and Google Chrome. A web-based tutorial (i.e., curriculum and lesson) of the same training content as the application shall also be made available by Gogo to American [***].

7.3.2.	Engineering instructor-led training: for “train-the-trainer” training, each class will consist of [***]. American may request and purchase additional training based on Gogo’s quotes.

7.3.3.	Training Documents

7.3.3.1.	Operations manual: included in curriculum development

7.3.3.2.	System architecture

7.3.3.3.	System operation (from power-on through shutdown)

7.3.3.4.	RF operating parameters

7.3.3.5.	BITE tool usage

7.3.3.6.	Fault isolation manual and tools

7.3.3.7.	Unique LRU remove and replace methods

7.3.4.	Format of training documents: all training documents are to be provided in print-ready, soft-copy format.

7.3.5.	Timing of deliverables: so long as American does not make changes to the Software driving delay:

7.3.5.1.	All initial training modules shall be delivered to American in their complete form no later than [***] prior to EIS of the applicable Fleet Type.

7.3.5.2.	All initial training courses shall be made available to American personnel no later than [***] prior to EIS of the applicable Fleet Type.

7.3.5.3.	All initial training documents shall be delivered to American in their complete form no later than [***] prior to EIS of the applicable Fleet Type.

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Exhibit G:

Maintenance Services

During the Warranty Period, the Parties will provide maintenance services as set forth herein. For avoidance of doubt, Gogo will not perform any maintenance on or inside a Retrofit A/C that involves touch labor except as set forth below.

1.	Gogo Responsibilities:

1.1.	[***].

1.2.	[***].

1.3.	[***].

1.4.	[***].

1.5.	[***].

1.6.	[***].

1.7.	[***].

1.8.	[***].

1.9.	[***].

1.10.	[***].

1.11.	[***].

1.12.	[***].

1.13.	[***].

1.14.	[***].

1.15.	[***]

1.15.1.	[***].

1.15.2.	[***].

1.15.3.	[***].

1.15.4.	[***].

2.	American Responsibilities:

2.1.	[***].

2.2.	[***].

2.3.	[***].

2.4.	[***].

2.5.	[***].

2.6.	[***].

2.7.	[***].

2.8.	[***].

2.9.	[***].

2.10.	[***].

2.11.	[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

2.12.	[***].

2.13.	[***].

3.	Joint Responsibility:

[***].

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Attachment 1 to Exhibit G

Gogo Spares for the Retiring Mainline Fleet and ATG4 Mainline Fleet

[***]

American Airlines, Inc. and Gogo LLC

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Attachment 2 to Exhibit G

Gogo Spares for the Regional Jet Fleet and Retiring E190 Fleet

[***]

American Airlines, Inc. and Gogo LLC

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Attachment 3 to Exhibit G

Gogo Spares for the 2Ku Fleet

[***]

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Exhibit H:

Services and Systems Overview

1.	List of Services

1.1.	Gogo maintains a ground network and procures satellite capacity to provide the Gogo Services.

1.2.	Gogo employs a number of techniques to improve network efficiency that include, but are not limited to techniques outlined below.

1.2.1.	[***].

1.2.2.	[***].

1.2.3.	[***].

1.2.4.	[***].

1.3.	Gogo shall implement and manage a Portal consistent with the requirements and timelines set forth in Exhibit I.

1.4.	[***].

1.5.	[***].

1.6.	[***].

1.7.	[***].

1.8.	[***].

1.9.	[***].

1.10.	[***].

2.	Architecture Standards and Descriptors

2.1.	[***].

2.2.	[***].

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Exhibit H-1:

2Ku System Definition Document (SDD)

1.	Scope.

This Exhibit H-1 shall provide a high-level overview of the System functions for the airborne and terrestrial systems. If more detail is needed, please refer to Section 2 of this Exhibit H-1. The goal of the Exhibit H-1 is to inform a technical audience of primary functions and their relative locations within the System.

2.	Applicable Documents.

The documents in this Exhibit H-1 form a part of this specification to the extent specified herein. Unless a specific issue or revision is listed, the referenced documents shall be of that issue or revision in effect on the date of this specification. Except for mandatory changes required by applicable law, in the event of a conflict between the documents referenced and the contents of this specification, the contents of this specification shall apply.

3.	Government Documents.

Gogo shall follow all applicable regulations necessary for STC approval, and shall provide all documentation necessary for the approval of the STC, including approvals to be granted by the FAA, ANAC, ANATEL, INFRAERO and any other government and non-government authorities as necessary. Gogo shall also obtain the necessary approvals from the FCC and other telecommunications authorities, as required and applicable.

4.	Acronyms, Conventions and Glossary.

AAA	Authentication, Authorization, and Accounting

ABS	Aircell Broadband Services

AC	Advisory Circular

ACPU-2	ABS Control Processor Unit 2nd Generation

ANSI	American National Standards Institute

ARINC	Aeronautical Radio Inc.

BTS	Base Transceiver Station

BUC	Block Up Converter

CALEA	Communications Assistance for Law Enforcement Act

CFR	Code of Federal Regulations

CLI	Command Line Interface

CSMA/CD	Carrier sense multiple access with collision detection

CWAP	Cabin Wireless Access Point

DHCP	Dynamic Host Configuration Protocol

ESD	Electrostatic Discharge

FAA	Federal Aviation Administration

FAR	Federal Aviation Regulations

FMU	Fuselage Mounted Unit

GB	Giga Byte

GHz	Giga Hertz

HALT	Highly Accelerated Life Testing

HTTP	Hyper Text Transfer Protocol

HPA	High Power Amplifier

Hz	Hertz

IEEE	Institute of Electrical and Electronics Engineers

IPC	The Institute for Interconnecting and Packaging Electronic Circuits

IPv4	Internet Protocol version 4

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IPv6	Internet Protocol version 6

KANDU	Ku-band Aircraft Networking Data Unit

KRFU	Ku-band Radio Frequency Unit

Ku	Band is primarily used for satellite communications (12-18 Ghz)

LED	Light Emitting Diode

LRU	Line Replaceable Unit

MAC	Media Access Control

ModMan	Modem and Manager

MS	Media Server

LAN	Local Area Network

MCU	Modular Concept Unit

MIB	Management Information Base

MIL	Military

MTBF	Mean Time Between Failures

NOC	Network Operations Center

NWAP	802.11n Cabin Wireless Access Point

OAE	Outside Antenna Equipment

PPP	Point to Point Protocol

PSD	Power Spectral Density

PSTN	Public Switched Telephone Network

QoS	Quality of Service

RFC	Request For Comment

RH	Relative Humidity

RMS	Root Mean Squared

RTCA	Radio Technical Commission for Aeronautics

SNMP	Simple Network Management Protocol

SSPA	Solid State Power Amplifier

TBD	To Be Determined

TFTP	Trivial File Transfer Protocol

TPED	Transmitting Personal Electronic Device

USB	Universal Serial Bus

VAC	Volts Alternating Current

VDC	Volts Direct Current

VGA	Video Graphics Array

VICTS	Variable Inclination Continuous Transverse Stub (antenna)

VLAN	Virtual LAN

WAP	Wireless Access Point

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System Design

Network Architecture

[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Network Overview

[***].Aircraft Architecture Overview

[***].ACPU-2

[***].

Cockpit Switch

[***].

acWAP

[***].

802.11 and PCS Antennas

[***].

KANDU

[***].

ModMan

[***].

KRFU

[***].

Rx Antenna / Tx Antenna

[***].

Radome

[***].

SAVCL:

[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

[***].ACPU

[***].

AACU

[***].

CWAP (or WAP)

[***].

Cabin 802.11 and Flight Deck Handsets (where applicable)

[***].

ATG EV-DO Antennas

[***].

Terrestrial EV-DO and GPS Antenna

[***].

802.11 Antenna

[***]Exhibit H-3:

ATG4 System Definition Document (SDD)

Introduction

[***].

Gogo Terrestrial Network Overview

1.	[***].

Gogo Airborne Subsystem Overview

[***].

ACPU

[***].

AACU

[***].

ATG4000

[***].

CWAP (or WAP)

[***].

Cabin and Flight Deck Handsets (where applicable)

[***].

ATG EV-DO Antennas (ATG Antennas)

[***].

Terrestrial EV-DO Antenna (TM Antenna)

[***].

802.11 Antenna

[***].

American Airlines, Inc. and Gogo LLC

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Aircraft IP Network Design

[***].

WAP Radio and Antenna Design Principles

[***].

Gogo Airborne Subsystem Flight Cycle

[***].

American Airlines, Inc. and Gogo LLC

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Exhibit I:

Portal, Advertising, Content Management and Marketing Activities

This Exhibit I describes the Portal guidelines and the Portal-related operational responsibilities of both American and Gogo. [***].

1.	PORTAL REQUIREMENTS UNDER ALL MODELS

1.1.	WHITELISTED SITES

[***].

Table I-1

[***]

1.2.	PORTAL CONTENT MANAGEMENT:

[***].

The Portal management changes set forth in this Section 1.2 of Exhibit I will be consolidated together and carried out per the change frequency noted in the table. [***].

[***].

1.3.	AMERICAN AND GOGO MARKS

Rights in Marks. Gogo acknowledges that the American Marks shown on brand.aa.com are the property of American and the only Marks owned by American that may be used by Gogo in marketing and promoting, and that upon expiration or termination of this Agreement, Gogo will immediately cease use of such Marks. American acknowledges that the Gogo Marks to be provided to American from time to time are the property of Gogo and the only Marks owned by Gogo that may be used by American in marketing and promoting Gogo Services and that upon expiration or termination of this Agreement, American will immediately cease use of such Marks. From time to time, American will provide Gogo with limited access to the American’s Brand.aa.com web site to obtain digital renditions of the American Marks. Except as expressly set forth in the Agreement, no right, property, license, permission or interest of any kind in or to the Marks owned by either Party is or is intended to be given or transferred to or acquired by the other Party by the execution, performance or non-performance of this Agreement or any part hereof.

Each Party agrees that it shall in no way contest or deny the validity of, or the right or title of the other Party in or to its Marks, and shall not encourage or assist others, directly or indirectly, to do so during the Term and thereafter. Neither Party will take actions that are adverse to the other Party’s ownership rights in or to its Marks, nor shall either Party intentionally utilize the other Party’s Marks in any manner that would diminish their value or harm the reputation of the other Party. Neither Party shall use or register any domain name that is identical to or confusingly similar to any of the other Party’s Marks.

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In addition, each Party agrees that it shall not intentionally, without the other Party’s prior written approval: (i) alter the other Party’s Marks in any way; (ii) use any partial Marks of the other Party or fragments thereof; (iii) display the other Party’s Marks without the appropriate trademark designation, as specified by the other Party; (iv) superimpose any image or content upon the other Party’s Marks; or (v) purchase, use or register any domain names or keywords or search terms that are identical or similar to, or contain (in whole or in part), any of the other Party’s Marks.

1.4.	Approval of Promotional Materials; Graphics Standards. Each Party shall submit to the other Party for review and approval, at least [***] prior to publication or use, the portion of any and all artwork, scripts, copy, advertising, promotional materials, direct mail, press releases, newsletters or other communications or any other publicity published or distributed by the first Party (or at its direction or authorization) that uses any trademark, service mark, logo or trade name of the other Party or any of its Affiliates (other than any text-only non-stylized names). All such promotional materials shall follow the style guidelines of the applicable Party, including any requirements for disclaimers or tag lines indicating registered trademarks, and each Party may modify its style guidelines from time to time in its sole discretion. The Party from whom approval is requested will respond to the requesting Party within [***] days of the request, and approval with respect to uses of American Marks may be withheld in the sole discretion of American.

1.5.	DEFINITIONS

1.5.1.	[***].

1.5.2.	[***].

1.5.3.	[***].

1.5.4.	[***].

1.5.5.	[***].

1.5.6.	[***].

1.5.7.	[***].

1.5.8.	“Internal Portal Page” means any Portal page excluding the Splash Page[***].

1.5.9.	“Media Rate Card” is a [***].

1.5.10.	[***].

1.5.11.	[***].

1.5.12.	“Splash Page”: the initial Internet user page which is displayed when a passenger’s PED senses the availability of Internet connectivity on a Retrofit A/C. This page contains advertising and general airline information and provides a link to the Purchase Path Page. The Splash Pages will indicate the service provider. [***].

1.5.13.	[***].

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2.	Phase 1: PORTAL REQUIREMENTS [***]

2.1.	GENERAL

This Section 2 of Exhibit I sets forth the agreement of the Parties with respect to the Portal and related operational activities [***].

2.2.	CERTAIN GOGO OBLIGATIONS.

2.2.1.	Advertising. Gogo will seek and establish relationships with Gogo Advertisers and Content providers, negotiate fees and Content, collect and analyze User activity related to ads, and collect revenues for Gogo Advertiser ads.

2.2.2.	Format and Management of Content and Ads. Gogo will format ads for display on the Portal and manage the Content in cooperation with American.

2.2.3.	Hosting and Infrastructure. Gogo will be solely responsible for hosting the database used to store, deliver and track impressions and click-throughs of ads and other Content. Gogo will have the right to outsource such services to a service provider. [***].

2.2.4.	Reporting. At the conclusion of the ad campaign, Gogo will provide a report to American containing statistics reasonably relevant to establishing: ([***].

2.2.5.	Approvals. Gogo will use reasonable efforts to promptly review any matters submitted to it for approval. Gogo’s approval will not be unreasonably withheld, delayed or conditioned. Except as otherwise provided herein, [***]. Gogo will work with American to seek approval for ads it negotiates for the Portal. With respect to advertising on the Portal, Gogo will notify American prior to engaging advertisers listed in the American preferred partners list, which has been provided to Gogo prior to the Effective Date and will be updated in writing from time to time.

2.3.	CERTAIN AMERICAN OBLIGATIONS.

2.3.1.	Advertiser and Content Provider Relations. American will seek and establish relationships with American Advertisers and Content providers, negotiate fees and Content, and collect revenues for American Advertiser ads.

2.3.2.	Technical Support. American will [***] make available to Gogo reasonable and appropriate resources of American (or its Affiliates) or its contractors for consultation and design and integration of Content and ads into the Portal. American will deliver any Content and ads sourced by American to Gogo in the formats reasonably designated by Gogo.

2.3.3.	Reporting. At the conclusion of the ad campaign, American will provide a report to Gogo containing information reasonably relevant to [***].

2.3.4.	Approvals. American will work with Gogo to seek approval for ads it negotiates for the Portal. American will use reasonable efforts to promptly review any matters submitted to it for approval. Except as otherwise expressly provided herein, any American approval will not be unreasonably withheld, delayed or conditioned.

2.4.	DISPLAY OF CONTENT AND ADS.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

2.4.1.	Splash Page. This Section applies to the Splash Page only.

2.4.2.	American Sections. Subject to the terms of this Exhibit I and the Agreement, American will have the right to designate the Content or ads that appear in the American sections of the Splash Page. In the event that American wishes to refresh or change any such Content or ads, American will provide [***] advance notice to Gogo. American will not include any high-bandwidth ads or Content (e.g., audio streaming, video streaming, flash-based ads or Content, or Java-based ads or Content) in the American sections without Gogo’s prior written consent. Additionally, American will have the right to designate the Content or ads that appear in the American sections of the Internal Portal Pages.

2.4.3.	Style Guidelines. Each of American and Gogo will adhere to the style guidelines for the other Party’s Marks as described in Section 1.4 of this Exhibit I.

2.4.4.	Prohibited Material. Each of American and Gogo will not knowingly provide or display any ads that include any Prohibited Material, and will take reasonable efforts to not include on the Portal any Content that contains Prohibited Material. American and Gogo will have the right to propose reasonable additions to the Prohibited Materials description, by providing written notice of such proposed additions to the other Party; the other Party will have the right to approve such proposed additions (provided that approval will not be unreasonably withheld), and the other Party will use reasonable efforts to comply (as described in this Section 2.4.4 of Exhibit I) with the newly approved description as soon as reasonably possible, but in no case in more than [***].

2.4.5.	Content Partners. Gogo will not include Content on the Portal from a Content partner without American’s prior approval of the partner. Gogo will request American’s approval of a proposed new Content partner to American no less than [***] prior to proposed date of inclusion of such Content. No later than [***] following its receipt of such request, American will notify Gogo whether the proposed Content partner is acceptable.

2.4.6.	Remedies. If there is Prohibited Material in an ad or Content on the Portal, American may notify Gogo of same. To the extent Gogo discovers or is notified of any Prohibited Material appearing on the Portal, Gogo will, subject to the last sentence of Section 2.4.4 of this Exhibit I, expeditiously remove or block such Prohibited Material.

2.5.	PORTAL ADVERTISING.

2.5.1.	[***].

2.5.2.	[***].

2.5.3.	[***].

2.5.4.	[***].

2.6.	MARKETING/PUBLIC RELATIONS ACTIVITIES.

2.6.1.

Independent Activities. In addition to the joint activities described in Section 8.1 of the Agreement, American or Gogo may conduct such independent marketing activities as it elects in its sole discretion; provided, however, that (i)

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

such Party’s marketing materials do not contain Prohibited Material, (ii) such Party complies with Section 8 of the Agreement and this Exhibit I, and (iii) in the event that Gogo obtains information about a User from such User’s registration on a Retrofit A/C and such User has not logged in on another airline or provided information to Gogo through another source, Gogo will not, without the express written approval of American, use such information for any solicitation that refers to any airline other than American by name. The Parties will exchange reports regarding their independent marketing activities at such times and in such formats as they agree upon.

2.6.2.	Notice. For any promotion that expressly references the other Party, or may otherwise impact the other Party, the promoting Party shall provide sufficient notice in writing to the other Party.

2.7.	AMERICAN’S MARKETING CHANNELS.

2.7.1.	Other Marketing. [***].

2.7.2.	American’s Promotion of Gogo. American will provide, [***], marketing support as American may so deem necessary to promote Gogo Services on Retrofit A/C, which shall be solely through American’s advertising channels and subject to American’s terms and conditions.

2.8.	DISPUTE RESOLUTION UNDER THIS EXHIBIT. If a provision in this Exhibit I provides that the Parties will work together or will agree on a certain question, the Parties will negotiate in good faith to resolve any disputes. If the Parties cannot come to agreement regarding any disputes under this Exhibit I, the dispute will be resolved in accordance with the dispute resolution provisions in Section 25.5 of the Agreement.

3.	PHASE 2: PORTAL REQUIREMENTS [***]

3.1.	General

This Section 3 of Exhibit I sets forth the agreement of the Parties with respect to the Portal and related operational activities [***]. The Parties agree that success of the Connectivity Services will be dependent on creating passenger awareness of the Connectivity Services on Retrofit A/C. [***]. The specific roles and responsibilities related to each marketing function are set forth in this Section 3 of Exhibit I.

3.2.	Advertisements

3.2.1.	[***].

3.2.2.

Gogo shall be responsible for the technical integration of advertisements into the Portal and Splash Page. If American sells advertisements, [***]. If Gogo sells advertisements, [***]. Any other advertising services beyond technical integration provided by Gogo and not included in Section 2.5.3 of this Exhibit I will be quoted separately and mutually agreed upon by the Parties. On Retrofit A/C equipped with the ATG Solution or ATG4 Solution, whitelisted sites may be limited if the Parties reasonably believe that such sites may adversely impact the network and the customer experience. [***]. The Purchase Path Pages will not contain any Gogo advertisements, opt-in links (except as required by applicable law or as otherwise necessary to fulfill Gogo’s obligations under this Agreement) or customer solicitations. For the avoidance of doubt, Gogo shall notify American if Gogo believes any opt-in links are necessary and shall obtain American’s

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

consent prior to placing any such links on the Portal or Purchase Path Pages, which consent shall not be unreasonably withheld. American reserves the right to place advertisements, opt-in links or customer solicitations on the Purchase Path Pages, Splash Pages and Portal pages. Notwithstanding the previous sentence, if Gogo reasonably believes that advertisements or other such solicitations on the Purchase Path Pages are creating a barrier to Users in purchasing a session, then the Parties will meet to discuss and work together in good faith to find a way to remedy such barrier.

3.3.	Promotions/Sponsorship

Promotions and Sponsorships are limited duration offers such as free or reduced rate Internet access. American may offer promotions based on time period, routes, specific audiences, flight segments, applications or other factors. Joint Sponsorships suggested by either Party will be considered by American and subject to regulatory requirements. Promotional price changes may be addressed via vouchers/promotion codes, Portal changes or any other methods as the Parties agree. When applicable, Gogo will provide American with a range of voucher/promotion codes/numbers. American can then utilize such vouchers/promotion codes/numbers for offering its promotions or discounts to its passengers over a specified period of time. American reserves all rights to change and/or modify the elements regarding promotions and Sponsorships.

3.4.	Branding, Splash Page and Purchase Path Pages

Branding, including formatting, design, content, logos and product name are the responsibility of American. Terms and conditions related to rights in trademarks, logos and Content are described more fully in Sections 1.3, 2.2, 2.3 and 2.4 of this Exhibit I. The Splash Page design will be at the discretion of American. Subject to the following, the design of the Purchase Path Page will be branded for American. The goal is to provide American maximum area for its branding. Gogo shall adhere to American branding guidelines in design and implementation of Portal pages, based on commercially and technically reasonable terms. In the event American requests changes to the Splash Page or Purchase Path Pages that require material development or resources, then such terms will be outlined and agreed in detail in an SOW.

3.5.	Bundling and Merchandising

Bundling and merchandising refers to the combining and advertising of multiple American products as defined by American including, but not limited to, the purchase of Gogo provided in-flight Internet access, early boarding passes, upgrades and similar products at aa.com (i.e., pre-sale transactions). Gogo will work collaboratively with American to establish and improve processes related to electronic sales of Internet access. In the event supporting American’s processes require material development or resources, such terms will be outlined and agreed in detail in an SOW.

3.6.	Pricing Control

[***]. If requested by American, Gogo will make a good faith, reasonable effort to develop and implement additional and/or different pricing structures above and beyond price and rule changes, as outlined and agreed in detail in an SOW.

3.7.	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

The Parties will determine whether to [***] and if so, will work in good faith to implement such agreed solutions. The rules for the expiration of the [***] will be mutually agreed by the Parties.

3.8.	Roaming Partnership

Gogo will continue to work directly with roaming partners on pricing and roaming agreements. Gogo will be responsible for negotiations with the roaming partner, and Gogo will manage the relationships, activity and invoicing as well as remitting the applicable payments to American as noted in Section 3.7 of Exhibit D. American may suggest additional potential roaming partners to be enabled, in which case Gogo shall make commercially reasonable efforts to enter into roaming agreements with such potential roaming partners. In the event such additional relationships are enabled, then as between Gogo and American, such relationships will fall under the same business model as the existing relationships.

In the event American requests to take responsibility for the integration and maintenance of the roaming relationships, American shall provide at least [***] written notice of such decision prior to the cutover. Gogo will provide reasonable assistance in facilitating the cutover.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit J:

Service Level Agreement (SLA)

This Exhibit J represents service levels for all Technology Types, while specific service levels are set forth in Exhibit J-1 for the 2Ku Solution and Exhibit J-2 for the ATG Solution and the ATG4 Solution. As improvements are made to the ATG Solution and ATG4 Solution architecture (i.e., Next Gen ATG), Gogo shall improve the SLA metrics and reporting requirements associated with such improved architecture.

1.	General Requirements:

a.	Exhibits J, J-1 and J-2 set forth the service levels and other related obligations for the Connectivity Services, Wireless Entertainment and [***] for each Technology Type.

b.	Gogo will make adjustments to the System, including bandwidth/capacity, as necessary, to meet and/or exceed the SLA metrics set forth in this Exhibit J.

2.	Service Availability Process

a.	In the event there are new protocols to measure network availability, Gogo and/or American shall propose those methods for consideration.

b.	[***].

c.	[***].

d.	[***].

3.	Interruption of Service

a.	Change Management

i.	[***]

ii.	Gogo agrees to provide a change management notification process that includes the following fields:

1.	[***]

a.	[***]

i.	[***]

ii.	[***]

b.	[***]

c.	[***]

2.	[***]

a.	[***]

b.	[***]

c.	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

d.	[***]

e.	[***]

f.	[***]

g.	[***]

b.	Satellite Out of Service

i.	[***].

4.	Customer Care

During the Term, Gogo shall provide problem management and customer care services to American as set forth in this Section 4 of Exhibit J:

a.	Problem Management Definitions

[***]

b.	American Customer Care

i.	[***].

ii.	[***]

1.	[***].

iii.	[***].

iv.	[***].

c.	Problem Definition and Resolution

i.	[***].

ii.	[***]

Note: Response times are calculated from the time of notification.

d.	[***]

i.	[***].

ii.	[***].

iii.	[***]:

1.	[***].

2.	[***].

e.	User Care

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

i.	The goal of good customer care is to ensure customer goodwill and repeated use of the Connectivity Services, Wireless Entertainment and [***].

ii.	From the Purchase Path Page, Users will also have access to the following information:

1.	[***]

2.	[***]

3.	[***]

4.	[***]

f.	Service Levels to Customer Requests

[***]

5.	Definitions

a.	“Downtime” is defined as unexpected, or unscheduled, downtime or times when the service is expected to be available and is not.

b.	[***].

c.	“Service Availability” is defined as the time that the network and system(s) are expected to be operational and available, taking into consideration the applicable Exclusions for each Technology Type.

d.	[***].

e.	[***].

f.	[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit J-1:

Service Level Agreement (SLA) for 2Ku Solution

This Exhibit J-1 sets forth the capacity modeling and planning, service levels and Exclusions for the 2Ku Solution.

1.	Capacity Modeling and Planning

Gogo shall monitor the network in order to ensure that SLA metrics are achieved. Gogo shall utilize a number of processes that are intended to deliver a high level of customer satisfaction.

a.	Capacity and Utilization: Satellite and Ground Infrastructure

[***].

b.	Network Capacity Measurement and Reporting

i.	[***].

ii.	[***].

iii.	[***].

iv.	[***]

1.	[***];

2.	[***]; and

3.	[***].

c.	User Bandwidth Consumption Measurement

i.	[***].

ii.	[***]

1.	[***];

2.	[***]; and

3.	[***].

iii.	[***].

d.	[***]

i.	[***];

ii.	[***]; and

iii.	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

e.	Network Capacity Evaluation, Satellite and Ground Network

i.	[***].

f.	Capacity Planning

i.	[***]

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]

7.	[***]

2.	Service Levels

a.	Availability

i.	[***].

ii.	[***].

iii.	[***].

iv.	[***]

b.	Associated Remedies

i.	[***].

ii.	[***].

c.	Data Rate Guarantees

i.	[***]

1.	[***]

a.	[***]

b.	[***]

2.	[***]

a.	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

b.	[***]

ii.	[***]

1.	[***]

2.	“ARPA” means average revenue per aircraft and, for any Measurement Period, is calculated solely with respect to the 2Ku Fleet and equals: (A) the sum of (i) Connectivity Revenue generated during such period net of Connectivity Revenue Share and Affiliate Fees paid or payable by Gogo to American during such period and (ii) per-session fees paid or payable by American to Gogo for Connectivity Services during such period, divided by (B) the average number of Retrofit A/C in the 2Ku Fleet on which Connectivity Service is provided during such period (expressed as an average of the month-end Retrofit A/C online count for each month in such period).

3.	“Baseline Period” means [***]

4.	“Measurement Period” means [***]

5.	[***].

iii.	[***].

iv.	[***].

v.	[***].

vi.	[***].

vii.	[***].

d.	Associated Remedies

i.	[***]

ii.	[***]

e.	[***]

i.	[***]

ii.	[***]

3.	Wireless Entertainment SLA for the 2Ku Solution

Wireless Entertainment includes all components required to allow a User to stream video media contained on the server. This includes the server, all video-specific processes running on the server and the CWAPs. [***].

a.	Wireless Entertainment Availability Metrics

i.	[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

ii.	[***]

iii.	[***].

iv.	[***].

b.	Wireless Entertainment Service Availability Remedies: [***]

i.	[***]

1.	[***]

2.	[***]

c.	Video Content

[***].

i.	[***].

1.	[***].

2.	[***].

ii.	[***].

iii.	[***].

1.	[***].

2.	[***].

d.	Wireless Entertainment Server Health

[***].

i.	[***].

ii.	[***]

iii.	[***]

4.	Exclusions for the 2Ku Solution

[***].

i.	[***].

ii.	[***].

iii.	[***].

iv.	[***].

v.	[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

vi.	[***].

5.	SLA for [***]

[***]

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit J-2:

Service Level Agreement (SLA) for ATG Solution and ATG4 Solution

This Exhibit J-2 sets forth the Service Availability, System performance guarantee, background and excess capacity capability, bandwidth and performance guarantees, network latency and metric, packet loss and metric and Exclusions for the ATG Solution and ATG4 Solution.

1.	Service Availability Commitment

Gogo shall ensure that the service, network and systems are up and available as set forth in this Exhibit J-2.

Service Availability includes the end-to-end network and system(s) that support data communications to and from the Retrofit A/C, which includes, but are not limited to: a) the WAPs on the Retrofit A/C, b) the ATG Solution and ATG4 Solution base-stations, towers and antennas, c) the terrestrial backbone and ground-based infrastructure, and e) Gogo’s NOC, up to the ingress/egress gateway(s) to the Internet. Service Availability does not include the Internet or PSTN.

a.	Service Availability is measured using a hybrid model that consists of a “Fleet Model” and an “Aircraft Model.”

i.	[***]

–     [***]

ii.	[***]

1.	[***].

2.	[***].

3.	[***].

4.	[***].

5.	[***].

6.	[***].

7.	[***].

8.	[***].

iii.	[***].

iv.	[***]

[***].

v.	[***]

[***].Table J-1

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

[***]

vi.	[***]

1.	[***]

2.	[***].

3.	[***].

4.	[***].

2.	System Performance Guarantee

a.	[***]

b.	[***]

c.	[***]

3.	Background and Excess Capacity Capability

a.	[***]

b.	[***]

4.	Bandwidth and Performance

Bandwidth and performance guarantees ensure that Gogo is meeting commitments related to system performance and customer experience. The following parameters are measured and reported per Retrofit A/C/tail number:

a.	Measureable parameters for Internet access

i.	[***]

ii.	[***]

iii.	[***]

b.	Process

5.	[***]Network Latency and Metric

[***]

a.

Table J-2

[***]

6.	Packet Loss and Metric

a.	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

b.	[***]

Table J-3

[***]

c.	Packet Loss Performance Remedy

Table J-4 of this Exhibit J-2 provides the amount due to American in the event system performance guarantee service levels are not met.

[***]

d.	Remedy Payments for Missed Performance Guarantees Service Availability

In the event that the performance guarantees are not maintained based on the metrics set forth in Section 4 of this Exhibit J-2, remedies shall be provided or settled between American and Gogo as agreed to in the Agreement.

7.	Wireless Entertainment SLA for the ATG Solution and ATG4 Solution

Wireless Entertainment includes all components required to allow a User to stream video media contained on the server. This includes the server, all video-specific processes running on the server and the CWAPs.

a.	[***]

i.	[***].

b.	[***]

c.	[***].

d.	The number of functional CWAPs required depends upon the number of CWAPs equipped on the A/C as shown below.

[***]

e.	[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

i.	[***]

1.	[***]

2.	Wireless Entertainment MSF is as set forth in Section 2.2.3 of Exhibit D.

[***]

f.	Video Content

The metrics in this Section 7(f) of Exhibit J-2 pertain to the timeliness of updates and completeness of the media files contained on the Wireless Entertainment server.

i.	[***].

1.	[***].

2.	[***].

ii.	Wireless Entertainment library content means the total number of titles per tail. [***].

iii.	[***].

1.	[***].

2.	[***].

g.	Wireless Entertainment Server Health

The Wireless Entertainment server holds all Video Content and the processes which run on the server used to serve up the Video Content.

i.	[***].

ii.	[***]

iii.	[***].

8.	Exclusions for the ATG Solution and ATG4 Solution

[***].

9.	[***]Exclusions for Wireless Entertainment

a.	[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit K:

2Ku Usage Reports1

1.	General:

1.1.	All reporting shall be subject to any restrictions imposed by applicable law and the Parties’ customer privacy policies, as applicable.

1.2.	Gogo shall provide American visibility into the status and performance of Gogo Services using Dashboards supported by live, near real-time and periodic reports. For the avoidance of doubt, some or all of the reports to be provided by Gogo described herein require information to be provided by American pursuant to Section 10.6 of the Agreement. Gogo’s standard Dashboards and reports include the following categories of information:

[***]

2.	Definitions

2.1.	Dashboard: A “Dashboard” is a data visualization tool that displays the current status of key Gogo Service performance indicators. Dashboards shall include map-based, graphical or tabulated information. Reports shall be delivered through the Dashboard or via file share for less-frequently delivered data.

2.2.	Periodic Report: Periodic reports shall include tabulated or graphical information related to the Gogo Services. Each report will pertain to a specific period of performance. Reports shall be made available to authorized American users online through Gogo’s online portal or via email.

3.	Connectivity Reporting

3.1.	Connectivity: Gogo shall provide American access to mutually agreed ad-hoc reports related to Connectivity Services and other operational services including categories marked “Comply” in the Appendix D of the Compliance Matrix and other reports as agreed.

3.1.1.	Exclusions: [***].

3.1.2.	Maintenance: [***].

3.2.	Service Availability reporting via the Service Availability and performance analytics tool:

3.2.1.	[***].

3.2.2.	[***].

3.2.3.	[***].

4.	Reporting Requirements

4.1.	Online reports and Dashboards will be browser based. These will primarily be designed for consumption on desktops/laptops, but may be accessed from Internet-enabled smaller/handheld devices.

[1]	Usage Reports for ATG and ATG4 aircraft and flights will be delivered as are currently delivered prior to execution of this Agreement as referenced in in Section 11.3 of the Agreement.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

K-1

4.2.	Online reports and Dashboards shall be available to American’s authorized users only. Gogo will implement reasonable security/access control mechanisms including sign-in with a username/password, periodic reset of password, etc.

4.3.	Online reports and Dashboards shall provide drill-down capability as needed.

4.4.	Reports shall be auditable and exportable in various industry standard formats, including, PDF, CSV, Excel, etc.

4.5.	Any changes requested to Dashboards or reports will follow the MCP process outlined in Section 3.3.6 of the Agreement.

5.	Wireless Entertainment Dashboard

General. Wireless Entertainment Dashboard: [***]

5.1.	[***].

5.2.	[***]

5.2.1.	[***]

5.2.2.	[***]

5.2.3.	[***]

5.2.4.	[***]

5.2.5.	[***]

5.2.6.	[***]

5.2.7.	[***]

5.2.8.	[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

K-2

Exhibit L:

Wireless Entertainment

This Exhibit L is intended to set forth the Parties’ respective rights and obligations with respect to Wireless Entertainment. For the avoidance of doubt, except where the context of the Agreement otherwise requires, the equipment, software and services described herein shall constitute Equipment, Software and Wireless Entertainment, respectively, as such terms are defined in the Agreement.

1.	Scope

Wireless Entertainment shall provide wireless access to American’s onboard Video Content library enabling wireless streaming entertainment services on passenger devices on Retrofit A/C. Wireless Entertainment consists of [***].

2.	Features and Functionalities

[***].

[***].

[***].

[***].

[***].

[***].

[***].

[***].

[***].

3.	Content Ingestion and DRM Service

Gogo will provide the following services to support Video Content ingestion and DRM services:

Content Ingestion:

[***].

4.	American’s Content Responsibilities:

[***].

[***].

[***].

[***].

[***].

[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

L-1

5.	Gogo’s Content Responsibilities

[***].

[***].

6.	[***]

[***].

[***].

Figure L-1.

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

L-2

Exhibit M:

Subscriptions and Single Sign-on Common Portal

1.	Subscriptions

1.1.	[***].

1.2.	[***].

1.3.	[***].

1.4.	[***].

1.5.	[***].

1.6.	Pricing as it relates to this Section 1 is outlined in Section 3.6 of Exhibit D.

2.	[***]

2.1.	[***].

2.2.	[***]

2.2.1.	[***].

2.2.2.	[***].

2.2.3.	[***].

2.3.	[***]

2.3.1.	[***].

2.3.2.	[***].

2.3.3.	[***].

2.3.4.	[***].

2.3.5.	[***].

2.3.6.	[***].

2.4.	[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

M-1

Exhibit N:

Services and Pricing for American Operational Use

Gogo has granted American access to Gogo’s Air-to-Ground link and the satellite link (individually, a “Link” and collectively, the “Links”) for the purposes of enabling airline business applications. Gogo will work with American to define and implement such airline business applications as American desires to enable over either or both Links, and to designate whether such applications will be deemed Operational Applications or Other Airline Business Applications (as each term is defined in this Exhibit N). (a) “Operational Applications” means applications that use Passenger Grade Operational Data; (b) “Passenger Grade Operational Data” means operational data, originating from application on an American-owned or issued device, which is integrated by American, and will have the same priority and be at least as secure as general passenger use of the Internet and will be entitled to the same network performance, use profile and reliability as such general use; and (c) “Other Airline Business Applications” means applications that may require increased levels of security, reliability, priority, integration, hosting, support, performance or use profile beyond Passenger Grade Operational Data, including any machine-to-machine transmissions.

Operational Applications are subject to the associated [***] charge set forth in Section 3.1 of Exhibit D. In the event any additional work is required to develop and implement an Operational Application, the Parties will negotiate in good faith and develop an SOW, if necessary. [***].

[***]

In the event that American notifies Gogo that it wishes to use either Link for additional Other Airline Business Applications, American and Gogo will negotiate in good faith and reflect in an SOW: (i) the desired operating and performance characteristics of the application, (ii) the integration services to be provided by Gogo in connection with such application, (iii) the price to be charged by Gogo for such integration service, and (iv) such other terms specific to such applications as the Parties agree upon.

Gogo will work with American and/or third-party providers in good faith to integrate and test, to the extent necessary, Other Airline Business Applications on a timely basis. For the avoidance of doubt, Gogo will not be obligated to increase the certification level of the System. If the normal operation of the System would be negatively affected by the integration of any airline business application under this Agreement, American and Gogo will work together in good faith to ensure that such conflicts are resolved.

In addition to the integration and testing described above, either Gogo or American may develop, independently, jointly or with third parties, airline business applications that may be enabled over the Link(s), although neither Party has any obligation to do so. [***].

Gogo represents and warrants that the Links will have the ability to prioritize data transfer. American and Gogo will work together in good faith to assign priorities that meet American’s business requirements without (except as required for safety or medical emergencies) negatively impacting the passenger connectivity experience or Gogo’s ability to meet its service level obligations set forth in any applicable SLA described in Exhibit J. Gogo will use commercially reasonable efforts to ensure that the delivery of data over the Links is consistent with the agreed-upon priority levels. If the priorities requested by American could impair Gogo’s ability to meet its obligations under the applicable SLA, Gogo will, upon American’s request, work in good faith with American to revise the applicable SLA; provided, however, that nothing in this Exhibit N or the Agreement will require Gogo to agree to or implement any prioritization of airline business applications that, in Gogo’s reasonable judgment, could negatively impact the reputation of the Gogo brand or Gogo’s ability to meet its obligations under service level agreements with other airlines.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

N-1

In the event that Gogo or American enters into a contract with a third party for airline business applications, the contracting Party will ensure the third party is in compliance with all applicable laws, rules, regulations and certifications. Gogo’s and American’s obligations with regard to compliance are outlined in Sections 9.5 and 10.3, respectively, of the Agreement.

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

N-2

Exhibit O

[RESERVED]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

O-1

Exhibit P:

Change Request Form

	Master Change Proposal (MCP)				No.
Project

Project Stage

Subject of this MCP

This MCP is initiated by:

Reference Document(s)

Scope:

Assumption:

Work covered by this MCP:

Implementation Plan:

MCP Validation

Non-recurring Costs

Labor Rate Used: [ ]

	[Work Type]	X	[Labor Hours]	=	$

	[Work Type]	X	[Labor Hours]	=	$

	[Work Type]	X	[Labor Hours]	=	$
	NRE Total				$

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Recurring Costs

	Per Shipset	$

	Total Shipsets	$
	Total Recurring	$

Responsibility (%)
	Supplier	%

	American	%

Weight Impact
Per Shipset

Schedule Impact
If approved MCP is received by [date], the following schedule will apply.
Work Type

Work Type

Time to Perform Change

Impact to delivery

Service Bulletin:		Yes	No

Will a service bulletin be required?
(If yes) Completion Date

Change on new deliveries?

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Approved by Gogo (Vice President)	Accepted by American:

Gogo Signature:	American Signature:
______________________
Date:____________	Date:____________

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit Q:

Coverage and Regulatory Approval for Technology Types

1.	Coverage

General coverage is set forth below:

ATG Solution/ATG4 Solution:

[***].

2Ku Solution:

[***].

Gogo is regularly adding new coverage to its 2Ku network. As new satellites are launched and new agreements executed, the map in Section 1.2 of this Exhibit Q will be maintained by Gogo as a representation of its 2Ku coverage and updates will be available to American throughout the Term upon request and with reasonable notice.

1.1.	ATG Solution and ATG4 Solution Coverage Area

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

1.2.	2Ku Solution Coverage Area

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

2.	Regulatory Approval

As of the Effective Date, regulatory approval has been obtained according to the maps below for each Technology Type.

2.1.	ATG Solution and ATG4 Solution Regulatory Approval

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

2.2.	2Ku Solution Regulatory Approval

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Exhibit R:

[***]

[***].

Gogo Obligations:

[***]

American Obligations:

[***]

Changes in Scope:

[***]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

R-1

Exhibit S:

Charter Services

This Exhibit S addresses certain flight segments on Retrofit A/C on which American provides charter services for certain professional sports teams, personnel, staff and guests, and other organizations, and wishes to provide the Connectivity Services on the terms described below (each, a “Charter Flight”).

1.	American Obligations. [***].

2.	Gogo Obligations. [***].

3.	Pricing and Invoices. [***].

4.	Taxes. [***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

S-1

Exhibit T

[RESERVED]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

T-1

Exhibit U

[RESERVED]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

U-1

Exhibit V:

Proprietary Rights and Data Security Exhibit

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

V-1

[***].

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

V-2

Appendix 1

[Attached]

American Airlines, Inc. and Gogo LLC

Confidential and Proprietary Information

Appendix 1-1

Summary

[***]

Table of Contents

Requirements Document Summary

Scope Sections	Owners	Requirement Specifications Description
Summary	[***]	RFP Summary
Appendix A1B	[***]	Usage Data Elements
Appendix A1C	[***]	Cabin Crew Requirements
Appendix A2A	[***]	Marketing Connectivity Functional Requirements
Appendix A2B	[***]	Connectivity Graphics
Appendix A2C	[***]	A319 & A320 Bandwidth Allocation
Appendix A2D	[***]	B737 Bandwidth Allocation
Appendix A2E	[***]	A321H & A321S Bandwidth Allocation
Appendix A2F	[***]	Wireless Entertainment Content Sizing
Appendix A3	[***]	WISP Requirements
Appendix B2	[***]	Engineering Technical Connectivity Specifications
Appendix B3	[***]	BITE Data
Appendix B4	[***]	Certification
Appendix C	[***]	Program Management
Appendix D	[***]	SLA and Reporting
Appendix E1	[***]	Core Software Requirements
Appendix E2	[***]	IT Connectivity Requirements
Appendix E3	[***]	Rack Support
Appendix E4	[***]	IT PCI Security
Appendix F1	[***]	Training – Flight Services
Appendix F2	[***]	Maintenance – Training and Spares
Appendix G	[***]	On-Site Representative
Appendix J	[***]	Bidder Capacity Worksheet
Appendix K	[***]	Glossary/Acronyms
Appendix L2D	[***]	A320F Connectivity & Wireless Ent. Antenna Drag and Fuel Burn
Appendix M1	[***]	Connectivity & Wireless Ent. Service Level Availability
Appendix M2	[***]	[***]
Appendix N	[***]	Details of Product Offering
Appendix O	[***]	Technology Roadmap
Appendix P	[***]	Connectivity Coverage & Future Expansion
Appendix R1	[***]	Supported Services
Appendix R2	[***]	Server Specifications (Updated Specs)
Appendix S	[***]	SATCOM Antenna & Radome
Appendix T	[***]	Additional Warranty Details for each product and fleet
Appendix U	[***]	Additional Certification and Design Information
Appendix V	[***]	Additional Reliability Information
Appendix W	[***]	Additional Wireless Entertainment Information

Appendix A1B

[***]

Appendix A1C

[***]

Appendix A2A

[***]

Appendix A2B

[***]

Appendix A2C

[***]

Appendix A2F

[***]

Appendix A3

[***]

Appendix B2

[***]

Appendix B3

[***]

Appendix B4

[***]

Appendix C

[***]

Appendix D

[***]

Appendix E1

[***]

Appendix E2

[***]

Appendix E3

[***]

Appendix E3

[***]

Appendix E4

[***]

Appendix F1

[***]

Appendix F2

[***]

Appendix G

[***]

Appendix J

[***]

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1	Acronyms
2	A/C	Aircraft
3	A/D	Analog-to-digital
4	AA	American Airlines, Inc.
5	AAC	airline administrative communications
6	ABM	Apogee Booster Motor
7	AC	Advisory Circular (FAA publication)
8	AC	Alternating Current
9	ACARS	Aircraft Communications Addressing and Reporting Systems
10	ACARS	airplane communications addressing and reporting system
11	ACARS	ARINC Communication Addressing Reporting System
12	ACAST	Advisory Committee on the Application of Science and Technology to Development (United States)
13	ACC	Antenna Control Console
14	ACD	Automatic Call Distribution
15	ACE	actuator control electronics
16	ACE	Audio Connecting Equipment
17	ACI	Adjacent Channel Interference
18	ACMF	airplane condition monitoring function
19	ACMP	AC-powered electric motor pump
20	ACMS	airplane condition monitoring system
21	ACOS	Attitude and Orbit Control System
22	ACS	Attitude Channel Interference
23	ACTS	Advanced Communication Technology Satellite (USA)
24	ACU	Antenna Control Unit
25	AD	Airworthiness Directive
26	AD	Airworthiness Directive
27	ADA	American Disabilities Act
28	ADA	American Disabilities Act
29	ADACS	Attitude Determination and Control System
30	ADB	Area Distribution Box
31	ADCE	Attitude Determination and Control Electronics
32	ADCN	Advanced Drawing Change Notice
33	ADCN	Advanced Drawing Change Notice
34	ADCS	Attitude Determination and Control Subsystem
35	ADF	automatic direction finder
36	ADI	attitude direction indicator
37	ADK	application development kit
38	ADM	air data module
39	ADM	Adaptive Delta Modulation
40	ADPM	Adaptive Differential Pulse Code Modulation
41	ADS	automatic dependent surveillance
42	ADS-B	Automatic Dependent Surveillance – Broadcast
43	AE	American Eagle Airlines
44	AEEC	American Environmental and Engineering Consultants
45	AEG	Aircraft Evaluation Group
46	AF	Audio Frequency
47	AFC	Automatic Frequency Control
48	AFDC	autopilot flight director computer
49	AFDF	autopilot flight director function
50	AFDS	autopilot flight director system
51	AFETR	Air Force Eastern Test Ranges

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
52	AFF	auto flight function
53	AFM	airplane flight manual
54	AFN	ATS facilities notification
55	AGC	Automatic Gain Control
56	AGL	above ground level
57	A-H	Amp-House; Ampere Hour
58	AHM	Airplane Health Management
59	AHRU	attitude heading reference units
60	AIAA	American Institute of Aeronautics and Astronautics (USA)
61	AIM	Aeronautical Information Manual
62	AKM	Apogee Kick Motor
63	ALT	Altitude
64	AM	Amplitude Modulation
65	AM	Apogee Motor
66	A-MAC	Type A Multiplexed Analog Components
67	AMF	Apogee Motor Firing
68	AMI	airline-modifiable information
69	AMM	Aircraft Maintenance Manual
70	AMM	Airport Moving Map
71	AMR	AMR Corporation, parent company of American Airlines, Inc.
72	AMS	Attitude Measurements Sensor
73	AMSS	Aeronautical Mobile Satellite Service
74	AMT	Aviation Maintenance Technician
75	ANC	Automatic Nutation Control
76	ANP	actual navigation Path
77	ANSI	American National Standards Institute
78	ANTEL	Administration Nacional de Telecomunicaciones
79	AOA	ACARS over avionics / angle of attack
80	AOC	Airline Operational Control
81	AOC	airline operational communications / airline operational control
82	AOD	Audio On Demand
83	AOD	Audio on Demand
84	AOR	Atlantic Ocean Region
85	AOS	Attitude and Orbit Control Subsystem
86	AOTS	Advanced Orbital Test Satellite (ESA)
87	APC	Autonomous Payload Controller
88	APC	Adaptive Predictive Coding
89	APCS	Autonomous Payload Control System
90	APD	Avalanche Photodiode Detector
91	APE	Antenna Positioning Electronics
92	APEX	Satellite Network (France)
93	APKS	Amplitude-Phrase- Keyed System
94	APM	aircraft performance monitoring
95	APM	Antenna Positioning Mechanism
96	APS	auxiliary power system
97	APS	Auxiliary Power Supply
98	APU	Auxiliary Power Unit
99	APU	auxiliary power unit
100	ARA	Angular Rate Assembly
101	ARC	Administrative Radio Conference (ITU)
102	ARENTO	Telecommunications Organization (Arab Republic of Egypt)

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
103	ARINC	Aeronautical Radio Incorporated
104	ARINC	aeronautical radio Inc.
105	ARINC	Aeronautical Radio Incorporated
106	ARINC	Aeronautical Radio Inc.
107	ARINC	Aeronautical Radio Inc.- Advance Research Projects Agency (USA)
108	ARM	Aircraft Reporting Malfunction
109	ARMS Form	ACARS Reported Maintenance System
110	ARMS form	ACARS Reported Maintenance System
111	ARPA	Advanced Research Projects Agency (USA)
112	ARQ	Automatic Repeat Request
113	ARTI	Arab Regional Telecommunications Institute
114	ASA	airline service agreement
115	ASA	American Standards Association
116	ASBU	Arab States Broadcasting Union
117	ASCIL	American Standard Code for Information Interchange
118	ASCO	Arab Satellite Communications Organization
119	ASEAN	Association of South East Asian Nations
120	ASI	Italian Space Agency
121	ASIN	Action of National Information Systems
122	ASM	application specific module
123	ASO	airline selectable options
124	ASOT	airline selectable options tool
125	ASP	attendant switch panel
126	ASR	Automatic Send and Receive
127	ASTM	American Society of Testing and Materials
128	ASU	Acquisition and Synchronization Unit
129	AT	Acceptance Test
130	ATA	Air Transport Association
131	ATA	Air Transport Association
132	ATB	All Trucks Busy
133	ATC	Air Traffic Control
134	ATC	air traffic control
135	ATC	Adaptive Transform Coding
136	ATDA	Augmented Target Docking Adaptor
137	ATG	Air to Ground
138	ATME	Automatic Transmission Measuring Equipment
139	ATN	Aeronautical Telecommunications Network
140	ATN	aeronautical telecommunication network
141	ATOS	Air Transport Oversight System
142	ATP	alerting and transponder control panel
143	ATS	air traffic services
144	ATU	Arab Telecommunications Union
145	AU	Astronomical Unit
146	AVC-D	audio/video controller—digital
147	AVD	Alternate Voice/Data
148	AVOD	Audio and Video On Demand
149	AZ	Azimuth
150	B	Magnetic Field Strength
151	B	Byte (8 bits)
152	B/C	Business Class
153	B/C	Business Class

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
154	BAI	Balkonur Launch Complex (Russia)
155	BAPTA	Bearing and Power Transfer Assembly
156	BB	Baseband
157	BBC	British Broadcasting Corporation
158	BBC	Block check character
159	BBTM	Beam-to-beam Traffic Matrix
160	BBU	Baseband Unit
161	BC	battery charger
162	BCD	Binary Coded Decimal
163	BCW	Burst Codewords
164	BDE	Baseband Distribution Equipment
165	BDF	Baseband Distribution Frame
166	BDLC	Bisync Data Link Control
167	BDU	Baseband Distribution Unit
168	BEF	Band Elimination Filter
169	BEGSS	Boeing ePlane Ground Support System
170	BER CONT	Bit Error Rate Continuous
171	BET	Boeing equivalent thrust
172	BEX	Broadband Exchange
173	BEZEK	The Israel Telecom Corporation Ltd.
174	BFE	buyer-furnished equipment
175	BFO	Beat Frequency Oscillator
176	BFSK	Binary Frequency Shift Keying
177	BIH	Bureau Internatioanle de l’heure (International Time Bureau)
178	BINR	Basic Intrinsic Noise Ratio
179	BIPM	Bureau International de Poldes et Meaures (International Bureau of Weights and Measures)
180	BIT	Built In Test
181	BIT	Built In Test
182	BITE	built-in test equipment
183	BLD	Binary Load Dump (Spade)
184	BLK	Block
185	B-MAC	Type B Multiplexed Analog Components
186	BO	Backoff
187	BOB	Buy-On-Board
188	BOD	Beneficial Occupancy Date
189	BOL	Beginning of Life
190	BONAC	Broadcasting Organization of the Non-Aligned Countries
191	BOS	Back Office System
192	BP	Bandpass
193	BPCU	bus power control units
194	BPF	Bandpass Filter
195	BPI	Bits Per Inch
196	BPS OR BIT/S	Bit Per Second
197	BPSK	Bi-Phrase Shift Keyed
198	BSBD	Baseband
199	BSC	Binary Synchronous Protocol
200	BSFX	Burst Sync Failure (SPADE)
201	BSI	British Standards Institution (UK)
202	BSM	Baseband Switch Matrix
203	BSS	Broadcasting Satellite Service
204	BST	Block the Spade Terminal Command

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
205	BSU	Baseband Switching Unit
206	BT	British Telecom
207	BTE	Bench Test Equipment
208	BTI	British Telecommunications International (UK)
209	BTR	Bit Time Recovery
210	BTU	British thermal Unit
211	BU	Baseband Unit
212	BUC	Block Up Converter
213	BUV	Backscatter Ultraviolet
214	BVU	Brightness Value Unit
215	BW	Bandwidth
216	BWR	Bandwidth Radio
217	C	Celsius; Centigrade, Coulomb
218	C AND DH	Control and Data Handling
219	C/I	Carrier-to-Interference Ratio
220	C/I	Carrier/Interference Ratio
221	C/N	Carrier -to-Noise Ratio
222	C/N	Carrier/Noise Ratio
223	C/NO	Carrier-to-Noise Density
224	C/T	Carrier-to-Temperature Ratio
225	C/T	Carrier/Noise Temperature Ratio
226	CA	Captain
227	CAH	cabin attendant handset
228	CALEA	Commission on Accreditation for Law Enforcement Agencies
229	CAN	controller area network
230	CANTO	Caribbean Association of National Telecommunications Operators
231	CAP	cabin attendant panel
232	CAR	Channel Assignments Record
233	CASSA	Coarse Analog Sum Sensor Assembly
234	CATV	Community Antenna Television
235	CBIC	circuit breaker indication and control
236	CC	Common Carrier
237	CCC	Customer Care Center
238	CCD	cursor control device
239	CCFK	Continuity Check Failute (SPADE)
240	CCFL	Cold Cathode Fluorescent Lamp
241	CCI	Comite Consultatif International (International Consultative Committee)
242	CCIR	Comite Consultatif International de Radio (International Radio Consultative Committee) (ITU)
243	CCIS	US/ATT, Common Channel Interoffice Signaling (USA)
244	CCITT	Comite Consulatif International des Telephones et Telegraphes (International Telephone and Telegraph Consultive Committee (ITU)
245	CCR	common computing resource
246	CCS	common core system
247	CCT	Cabin Control Terminal
248	CCT	Cabin Control Terminal
249	CCT	Continuity Check Transceiver
250	CCTS	Coordinating Committee on Satellite Communications
251	CD	Crystal Detector
252	CDA	Command and Data Acquisition (Station)
253	CDE	Control and Display Equipment
254	CDF	Carrier Distribution Frame
255	CDHP	Command and Data Handling Package

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
256	CDL	Configuration Deviation List
257	CDMA	Code Division Multiple Access
258	CDN	common data network
259	CDR	Critical Design Review
260	CDR	Critical Design Review
261	CDU	control display unit
262	CEC	cabin equipment center
263	CEE	Communaute Europeenne Economique (European Economic Community)
264	CENTO	Central Treaty Organization
265	CEPT	European Conference on Postal and Telecommunications Administrations
266	CES	Coast Earth Station (Inamoratas)
267	CETS	European Conference on Satellite Communications
268	CETTEM	Center of Telecommunications for the Third World
269	CFM	Companded FM
270	CFR	Code of Federal Regulations
271	CFR	Code of Federal Regulations
272	CFRP	carbon fiber reinforced plastic
273	CG	center of gravity
274	CG/MOI	Center of Gravity/Moment of Inertia
275	CGMS	Coordination of Geostationary Meteorological Satellites
276	CGPM	General Conference of Weights and Measures
277	CH	Channel
278	CHU	Channel Unit (Spade)
279	CIC	Common Interface Circuit
280	CIC	Cover Integrated Cell
281	CICT	Centre International de Control Technique (International Technical Control Center) (ITCC)
282	CID	Cathode Imaging Detector
283	CIS	crew information system
284	CISPR	International Special Committee on Radio Interference
285	CITE	Cargo Integrated Test Equipment
286	CKR	Receive Bit Clock
287	CKT	Circuit
288	CKT	Transmit Bit Clock
289	CL	cabin lighting
290	CLI	Command-line interface
291	CLK	Clock
292	CLR	Clear
293	C-MAC	Type C Multiplexed Analog Components
294	CMBD	Joint Committee on Circuit Noise and Availability
295	CMCF	central maintenance computing function
296	CMCS	central maintenance computing system
297	CMD	Command
298	CME	Circuit Multiplication Equipment
299	CMEA	Council on Mutual Economic Assistance
300	CMI	Joint International Committee for Tests Relating to the Protection of Telecommunication Lines and Underground Ducts
301	CMI	Crew Management Interface
302	CMO	Certificate Management Office
303	CMOS	Complementary Medal Oxide Semiconductor
304	CMR	Cellular Mobile Radio
305	CMS	central maintenance system
306	CNES	Centre National d’Etudes des Spatiales (France)

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
307	CNES	Center National d-Etudes Spatials (French NASA)
308	CNET	Centre National d’Etudes des Telecommunications (France)
309	CNR	Consiglio Nazionale Delle Ricerche (Italy)
310	CNR	Carrier/Thermal Noise Ratio
311	CNSS	Center for National Space Study
312	CO	Circuit Order
313	COAX	Coaxial Cable
314	CODEC	Coder-Decoder
315	CODEC	Coder-Decoder
316	COM	Computer Output Microfilm Campanding Compression and Expansion
317	CONG	Congestion Error Control
318	CONUS	Continental United States (Coverage)
319	CO-ORD	Coordination Channel
320	COP	Communications Operations Plan
321	CO-POL	Co-Polarization
322	COPS	Command Operations
323	CoS	Class of Service
324	COSMOS	European Multinational Industrial Consortium
325	COSPAR	Comite Mondial de la Rechereche Spatiale (World Committee on Space Research) (ICSU-UN)
326	COSTED	Committee on Science and Technology in Developing Countries (ICSU-UN)
327	COTS	Commercial Off The Shelf Solution
328	COTS	Commercial Off The Shelf
329	CP	Circular Polarization
330	CPC	Committee for Programs and Coordination of ECOSOC
331	CPCS	cabin pressure control system
332	CPDLC	controller/pilot data link communication
333	CPE	Customer Premises Equipment
334	CPES	Customer Premises Earth Station
335	CPFSK	Continuous Phase Frequency Shift Keying
336	CPS	Cycles per Second
337	CPSK	Coherent Phase Shift Keying
338	CPU	Central Processing Unit
339	CPU	Central Processing Unit
340	CR	Carrier Recovery
341	CR AND T	Command, Ranging, and Telemetry
342	CRAN	Command Receive Antenna
343	CRBW	Carson Rule Bandwidth
344	CRC	Cyclic Redundancy Code
345	CRD	Critical Review Design
346	CRD	Customer Requirements Document
347	CRES	corrosion resistant steel
348	CRPL	Central Radio Propagation Laboratory
349	CRT	Cathode Ray Tube
350	CRTO	Centre Rigionali (Italy)
351	CRTS	Cellular Radio Telephone Service
352	CRYO	Cryogenic
353	CSC	Common Signaling Channel Demodulator
354	CSCE	Communications Subsystem Checkout Equipment
355	CSCM	Common Signaling Channel Modem
356	CSE	customer-selected equipment
357	CSG	Guiana Space Center (Center Spatial de Guyuanne)

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
358	CSM	Communications Systems Monitoring
359	CSM	Commission for Synoptic Meteorology
360	CSME	Communications Systems Monitoring Equipment
361	CSOC	Consolidated Space Operations Center
362	CSP	Content service provider
363	CSS	Cabin Service System
364	CSS	cabin services system
365	CSSB	Companded Sigle-Sideband
366	CSU	Constant Speed Unit
367	CSU	Channel Service Unit
368	CT	Transit Center
369	CTB	Commonwealth Overseas Telecommunications Council
370	CTE	Channel Translating Equipment
371	CTNE	Compania Telephonica National de Espana
372	CVR	cockpit voice recorder
373	CW	Carrier Wave
374	CW	Continuous Wave
375	CWAP	Cabin Wireless Access Point
376	CXR	Carrier
377	D/C	Downconverter
378	D2-MAC	Type D2 multiplexed analog components
379	DA	Demand Assignment
380	DAA	Data Access Arrangement
381	DAB	Digital Audio Broadcasting
382	DAIT	Demand Assigned International Terminal
383	DAMA	Demand Assignment Multiple Access
384	DARA	German Space Agency
385	DASS	Demand Assignments Signaling and Switching Unit
386	D-ATIS	digital automatic terminal information service
387	DB	Decibel
388	DB/K	Decibels Per Degree Kelvin
389	DBH	Diameter at Breast Height
390	DBM	Decibels relative to one Milliwatt
391	DBMO	dBm referred to or measured at a point of zero
392	DBS	Direct Broadcast Satellite
393	DBS-SC-AMW/QM	Double Sideband-Suppressed Carrier-Amplitude Shift Keyed
394	DBTR	Digital Bit Timing Recovery
395	DBW	Decibels relative to one watt
396	DC	direct current
397	DC	Direct Current
398	DC	Downconverter
399	DCA	Defense Communications Agency
400	DCE	Data Communications Equipment
401	DCE	Despun Control Electronics
402	DCP	Data Collection Platforms
403	DCPM	Differential Pulse Code Modulation
404	DCPSK	Differentially Coherent Phase Shift Keying
405	DCRT	Data Collection Receive Terminal
406	DCS	Direct Couple System; Data Collection System
407	DCU	Display and Control Unit
408	DD/C	Dual Downconverter

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
409	DDI	Direct Digital Interface
410	DDM	Data Distribution Manager
411	DDS	Digital Data System
412	DDS	Dataphone Digital Service
413	DEC	Declination
414	DEMOD	Demodulator
415	DEMUX	Demultiplexer
416	DES	Digital Encryption Standard
417	DET	Detector
418	DEV	Deviation
419	DGT	Directorate General of Telecommunications (France)
420	DHCP	Dynamic Host Configuration Protocol
421	DIOS	Digital In-Band Open-Loop Synchronization
422	DITEC	Digital Television Communication System
423	DL or D/L	Downlink
424	DLF	Direct Through-Connection Filter
425	DLR	German Aerospace Research Establishment
426	DM	Delta Modulation
427	DM/PSK	Delta Modulation/Phase Shift Keyed
428	DMA	Direct Memory Access
429	D-MAC	Type D multiplexed analog components
430	DME	distance measuring equipment
431	DNI	Digital Non-Interpolated
432	DNS	Domain Name System
433	DOD	Department of Defense (USA)
434	DOMSAT	Domestic Satellite System
435	DOT	Department of Transportation
436	DPA	Destructive Physical Analysis
437	DPSK	Differential Phase Shifting Keyed
438	DPU	Data Processing Unit
439	DQPSK	Differential Quadrature PSK
440	DR	Disaster Recovery
441	DR	Dynamite Range
442	DRT	Data Recording Terminal
443	DS1, DS2, ETC.	Digital Service Hierarchy
444	DSB	Double Sideband
445	DSB-SC-AM	Double Sideband-Suppressed Carrier-Amplitude Modulation
446	DSB-SC-AM W/QM	Double Sideband-Suppressed Carrier-Amplitude with Quadrature Multiplexing
447	DSB-SC-ASK	Double Sideband-Suppressed Carrier-Shift Keyed
448	DSI	Digital Speech Interpolation
449	DSIF	Deep Space Instrumentation Facility
450	DSIR	Department of Scientific and Industrial Research (UK)
451	DSN	Deep Space Network
452	DSNG	Digital Satellite Newsgathering
453	DST	Direct Sounding Transmission
454	DTE	Data Terminating Equipment
455	DTH	Direct-to-home Broadcast
456	DTI	Data Transfer Interface
457	DTMF	Dual Tone Multi-Frequency
458	DTS	data transfer services
459	DU	Display Unit

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
460	DU	display unit
461	DUS	Data Utilization Stations
462	DVI	Digital Visual Interface
463	DVT	Design Verification Test
464	DX	Duplex
465	E/E	electric/electronic
466	E1, E2, ETC	European Digitized Telephone Hierarchy
467	EAFR	enhanced airborne flight recorders
468	EAGE	Electrical Aerospace Ground Equipment
469	EAP	Extensible Authentication Protocol
470	EASA	European Aviation Safety Agency
471	EB/NO	Energy-per-bit to Noise-Density Ratio
472	EBCDIC	Extended Binary Coded Decimal Interchange Code
473	EBR	Electronic Beam Record
474	EBU	European Broadcasting Union
475	ECC	Eccentricity
476	ECE	Economic Commission Manufactures Association
477	ECH	Earth Converge Horn
478	ECL	electronic checklist
479	ECM	engine condition monitoring
480	ECMA	European Computer Manufactures Association
481	ECOM	Electronic Computer-Originated Mail
482	ECS	environmental control system
483	ECS	European Communications Satellite System (Eutelsat)
484	ECWA	Economic Commission for Western Asia
485	EDA	Electronic Despun Antenna
486	EDP	engine-driven pump
487	EDP	Electronic Data Processing
488	EDPS	Experiment Data and Power System
489	EDTV	Enhanced Definition Television
490	EEA	Electrostatic Energy
491	EFB	Electronic Flight Bag
492	EFB	electronic flight bag
493	EFI	Error-Free Intervals
494	EFT	Electronic Fund Transfer
495	EFTA	European Free Trade Association
496	EHF	Extremely High Frequency (Miriametric waves)
497	EHT	Electrothermal Hydrazine Thrusters
498	EICAS	engine indication and crew alerting system
499	EIRP	Effective Isotropically Radiated Power
500	EISCAT	European Institute Scatter Facility
501	EL	Elevation
502	ELB	Electronic Log Book
503	ELF	Extremely Low Frequency
504	ELPT	e-Logbook Project Team (ATA)
505	ELT	emergency locator transmitter
506	ELT	Emergency Locating Transmitters
507	ELU	Existing Carrier Line-Up
508	ELV	Expanded Launch Vehicles
509	EM	Engineering Model
510	EMA	electro-mechanical actuators

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
511	EMF	Electromotive Force
512	EMI	Electro Magnetic Interference
513	e-MLB	Electronic Maintenance Log Book
514	EMP	electric motor pump
515	EMS	Electronic Message Service
516	EOC	End of Coverage
517	EOL	End of Life
518	EOS	Earth Observation Satellite
519	EOW	Engineering Order Wire
520	EP	external power
521	EPC	Electronic Power Conditioner
522	EPDS	Experiment Power and Data Systems
523	EPIRB	Emergency Position Indicating Radio Beacon
524	EPTA	Expanded Program of Technical Assistance (UN)
525	EQ	Energy per Unit Charge
526	ER AND S	Exploratory Research and Studies
527	ERP	Enterprise Resource Planning
528	ERS	earth reference system
529	ES	Echo Suppressor
530	ES	Earth Station
531	ESA	European Space Agency
532	ESC	European Space Conference
533	ESC	Engineering Service Circuit
534	ESE	Engineering Specification Equipment
535	ESE	Engineering Specification Equipment
536	ESOC	European Space Operations Center
537	ESRANGE	European Space Sounding Rocket Landing Range (ESA)
538	ESTEC	European Space Research and Technology Center
539	ESTL	European Space Tribology Centre (UK Atomic Energy Authority)
540	ESU-G	Ethernet switch unit—gigabit
541	ETOPS	Extended Twin Operations
542	ETOPS	extended-operations
543	ETR	Eastern Test Range (NASA’s Cape Canaveral, USA)
544	ETS	Engineering Test Satellite
545	ETSI	European Telecommunications Standards Institute
546	ETT	Electrothermal Thruster
547	EURONET	European Public Network (Data)
548	EUROSPACE	European industry space study group
549	EUTESLAT	European Telecommunications Satellite Organization
550	EUV	Extreme Ultraviolet
551	EV	Electron Volt
552	EVA	Extravehicular Activity
553	EVDO	Cellular Data Network Standard
554	EWIS	Electrical Wiring Interconnection System
555	EWIS	Electrical Wiring Interconnection System
556	F/C	First Class
557	FAA	Federal Aviation Administration
558	FACS	Flight Attendant Control Station
559	FADEC	full-authority digital engine-control
560	FAI	First Article Inspection
561	FAI	First Article Inspection

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
562	FANS	future air navigation system
563	FAR	Federal Aviation Regulations
564	FAR	Federal Aviation Regulations
565	FBW	fly-by-wire
566	FC	Sampling Frequency
567	FCAC	forward cargo air-conditioning
568	FCC	Federal Communications Commission (USA)
569	FCE	flight control electronics
570	FCF	Functional Check Flight
571	FCM	flight control modules
572	FD	flight deck
573	FD	Focal Length to Diameter Ratio
574	FDA	Food and Drug Administration
575	FDEVSS	flight deck entry video surveillance system
576	FDFM	Frequency Division/Frequency Modulation
577	FDM	Frequency Division Multiplex
578	FDM/CFM	Frequency Division Multiplex/Companded FM
579	FDM/FM	Frequency Division Multipled/Frequency Modulated
580	FDMA	Frequency Division Multiple Access
581	FDR	Final Design Review
582	FDSS	Fine Digital Sun Sensor
583	FDSSA	Fine Digital Sun Sensor Assembly
584	FDX	Full Duplex
585	FEC	Forward Error Correction
586	FET	Field Effect Transistor
587	FF	Fast Forward
588	FFP	Fixed Fee Procurement
589	FFT	Fast Fourier Transform
590	FIS	flight information services
591	FLTR	Filter
592	FLTSATCOM	US Navy Communications System (USA)
593	FLU	Full Line-Up
594	FM	Frequency Modulation
595	FMC	Flight Management Computer
596	FMCF	flight management computing function
597	FMCS	flight management computing system
598	FMEA	Failure Modes and Effects Analysis
599	FMF	flight management function
600	FMFB	Frequency Modulation Feedback
601	FMR	Field Maintenance Record
602	FMS	Flight Management System
603	FMS	flight management system
604	FMWA	Fixed Momentum Wheel Assembly
605	FO	First Officer
606	FOQA	Flight Operational Qualtiy Assurance
607	FOS	Follow-On Satellites
608	FP	Full Period
609	FPA	Final Power
610	FQIS	fuel quantity indicating system
611	FRC	Federal Radio Commission
612	FSB	Flight Standardization Board

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
613	FSB	Front-Side Bus
614	FSB	fasten seat belt
615	FSK	Frequency-Shift Keyed
616	FSM	flight server module
617	FSS	Fixed Satellite Service
618	FT	Full Time
619	FTD	Flight Training Device
620	FTE	fixed trailing edge
621	FTP	File Transfer Protocol
622	G	Gain/Gravity
623	G	Giga (1,000,000,000)
624	G/T	Gain-to-Noise Temperature Ratio
625	GAAS	Gallium Arsenide
626	GAASFET	Gallium Arsenide Field Effect Transistor
627	GAC	Global Area Coverage
628	GAGR	Group Automatic Gain Regulator
629	galley	cooling unit
630	GARP	Global Atmospheric Research Program
631	GARS	Geological Applications for Remote Sensing
632	GATT	General Agreement on Tariffs and Trade
633	GB	Gigabyte
634	GBAS	ground-based augmentation system
635	GBST	ground-based software tool
636	GC	Gigacycles
637	GCE	Ground Control Equipment
638	GCS	Ground Control System
639	GCU	generator control unit
640	GDF	Group Distribution Frame
641	GDPS	Global Data Processing System
642	GEMS	Global Environment Monitoring System (UN)
643	GEO	Geostationary Equatorial Orbit
644	GEO-IRS	Geostationary-Infrared Sensor
645	GG	Graphic generators
646	GHA	Greenwich Hour Angle
647	GHZ	Gigahertz
648	GIP	Group Interface Processor
649	GLS	GPS landing system
650	GMDSS	Global Maritime Distress and Safety System
651	GME	Group Modulating Equipment
652	GMT	Greenwich Mean Time
653	GND	Ground
654	GPM	General Procedures Manual
655	GPMs	general processing modules
656	GPRS	General packet radio service
657	GPS	Global Positioning System
658	GPWS	ground proximity warning system
659	GRD	Graphics Design Review
660	GRD	Ground Resolved Distance
661	GRID	Global Resource Information Database
662	GRP	Group Reference Point
663	GSFC	Goddard Space Fight Center (USA)

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
664	GSM	Global System for Mobile Communications
665	GSO	Geosynchronous Earth Orbit
666	GSS	Ground Support System
667	GSSI	Ground Support System Infrastructure
668	GTE	Group Translating Equipment
669	GTS	Global Telecommunications System
670	GUI	Graphical User Interface
671	HAT	height above threshold
672	HCE	Heater Control Electronics
673	HDD	head-down display
674	HDLC	High-Level Data Link Control
675	HDMI	High Definition Modular Input
676	HDTV	High Definition Television
677	HDX	Half Duplex
678	HE	Heat Exchanger
679	HEAO	High-Energy Astronomy Observatory
680	HEOS	Highly Eccentric Orbit Satellite
681	HEPA	high-efficiency particulate air
682	HF	high frequency
683	HF	High Frequency (3,000-30,000 kHz)
684	HLF	high lift function
685	HLLV	Heavy Lift Launch Vehicle
686	HM	Hybrid Modulation
687	HP	Horsepower
688	HPA	High Power
689	HPF	High Pass Filter
690	HPM	Hybrid Phase Modulation
691	HTML	HyperText Mark-up Language
692	HU	High Usage Circuit
693	HUD	head-up display
694	HVCS	Half Voice Circuites
695	HYPACE	Hybrid Programmable Attitude Control Electronics
696	HZ	Hertz
697	HZ	Hertz
698	HZ	Hertz (Cycles per Second)
699	IA2, IA5, ETC.	International Alphabet Number 2, Number 5 etc.
700	IAF	International Astronautical Federation
701	IAGA	International Association of Geomagnetism & Astronomy
702	IAM	International Address Message
703	IAMAP	International Association of Meteorology and Atmospheric Physics
704	IAN	integrated approach navigation
705	IAS	indicated airspeed
706	IATA	International Air Transport Association
707	IBC	Independent Broadcasting Commission
708	IBI	Intergovernmental Bureau for Infomatics
709	IBTO	International Broadcasting & Television Organization
710	IC	Integrated Circuit
711	ICAO	International Civil Aviation Organization
712	ICAO	International Civil Aviation Organization
713	ICAO	International Civil Aviation Organization
714	ICC	International Chamber of Commerce

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
715	ICMT	interactive cabin management terminal
716	ICN	Idle Channel Noise
717	ICO	Interior Color Offering
718	ICRP	International Commission Radiological Protection
719	ICS	integrated cooling system
720	ICSC	Interim Communications Satellite Committee
721	ICSU	International Council of Scientific Unions
722	IDA	International Development Association
723	IDCC	International Data Coordinating Centers
724	IDE	Integrated Development Environment
725	IDE	Integrated Development Environment.
726	IDF	Intermediate Distribution Frame
727	IDR	Intermediate Data Rate
728	IE	Index Error
729	IEE	Institute of Electrical Engineers (UK)
730	IEEE	Institute of Electrical and Electronics Engineers
731	IERE	Institution of Electronics and Radio Engineers
732	IESS	Intelsat Earth Station Standard
733	IETF	Internet Engineering Task Force
734	IF	Intermediate Frequency
735	IFCS	integrated flight control system
736	IFE	In-Flight Entertainment System
737	IFE	InFlight Entertainment
738	IFEC	In-Flight Entertainment and Connectivity
739	IFEE	Institute of Electrical and Electronics Engineers
740	IFL	Inter-Facility Link
741	IFRB	International Frequency Registration Board (ITU)
742	IFTC	International Film and Television Council
743	IGMP	Internet Group Management Protocol
744	IISL	International Institute of Space Law
745	ILD	Injection Laser Diode
746	ILS	instrument landing system
747	IM	Intermodulation
748	IMPD	Impedance
749	INC	Inclination
750	INMARSAT	International Maritime Satellite Organization
751	INR	integrated navigation radios
752	INTELNET	Data Distribution and Gathering Network
753	INTELSAT	International Telecommunications Satellite Organization
754	INTERCOSMOS	Council on International Cooperation in the Study and Utilization of Outer Space
755	INTERSPUTNIK	International Space Telecommunications Organization (Russia)
756	IOB	Inter-Organization Board for Information Systems and Related Activities
757	IOCTF- IOC TDMA	Facility
758	IOR	Indian Ocean Region
759	IOT	In-Orbit Test Antenna
760	IPA	Intermediate Power Amplifier
761	IPDC	International Program for Development of Communications
762	IPS	Instrument Pointing System
763	IPTS	International Press Telecommunications Council
[***]
765	IPU	Information Processing Ability

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
766	IR	Power Loss from Resistive Dissipation
767	IR	Infrared
768	IRD	Interactive Review Design
769	IRD	Integrated Receiver-Decoder
770	IRE	Institute of Radio Engineers
771	IRU	Inertial reference system
772	IRU	Indefeasible Right of Use
773	ISB	Independent Sideband
774	ISC	Interdisciplinary Scientific Commission (COSPAR)
775	ISCC	International Service Coordinating Center
776	ISD	International Subscriber Dialing
777	ISDN	Integrated Services Digital Networks
778	ISFD	integrated standby flight display
779	ISL	Intersatellite Link
780	ISMC	International Switching Maintenance Center
781	ISO	International Organization of Standardization
782	ISP	Specific Impulse
783	ISPRS	International Society for Photogrammetry and Remote Sensing
784	ISS	integrated surveillance system
785	ISS	Interrupt Safety Systems
786	ISSPUs	integrated surveillance system processor units
787	ISTC	Integrated System Test
788	ITC	International Television Center
789	ITC	Inter-American Telecommunications Network
790	ITC	International Teletraffic Congress
791	ITC	International Institute for Aerial Survey and Earth Sciences (Netherlands)
792	ITCM	Internal Technical Coordination Meeting
793	ITCM	Initial Technical Coordination Meeting
794	ITFC	Instructional Television Service (USA)
795	ITMC	International Transmission Maintenance Centers
796	ITS	Institute of Telecommunications Sciences (USA)
797	ITU	International Telecommunications Union
798	IUCAF	Inter-Union Commission of Allocation of Frequencies for Radio
799	IUGG	International Union of Geodesy and Geophysics
800	IUS	Interim Upper Stage
801	IXC	Interchange Channel
802	JAA	Joint Aviations Authority
803	JAR OPS	Joint Aviation Requirement Operation Procedure Standard
804	JCAB	Japan Civil Aviation Bureau
805	JFET	Junction Field Effect Transistor
806	JSC	Johnson Space Center (USA)
807	K	Kelvin, a scale of (noise) temperature based on Celsius scale
808	K	Boltzmann’s Constant
809	KAG	Kagoshima Space Center (Japan)
810	KB	Kilobyte
811	KB/S or K BIT/S	Kilobits per Second
812	KEV	Kiloelectron Volt
813	KHZ	Kilohertz
814	KP	Start of Pulsing
815	KSC	Kennedy Space Center (USA)
816	kVA	kilovolt ampere

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
817	KW	Kilowatt
818	LAC	Local Area Coverage
819	LAMAR	Large area Modular Array of Reflectors
820	LAMMR	Large Antenna Multifrequency MW Radiometer
821	LAN	Local Area Network
822	LAN	Local Area Network
823	LAN	Local Area Network
824	LAT	Latitude
825	LATA	Local Access and Transport Area
826	L2C	Layer 2 control
827	LC	Conductance and Capacitance
828	LCC	Launch Control Center
829	LCD	liquid crystal display
830	LCT	Laboratoire Central des Telecommunications (Central Telecommunications Laboratories) France
831	LDAP	Light Weight Directory Access Protocol
832	LDM	Linear-Delta Modulation
833	LDTS	Low Density Telephony Service
834	LEASAT	US Military Satellite Network (USA)
835	LEC	Lockheed Electronic Company (USA)
836	LED	Light-Emitting Diode
837	LED	light-emitting diode
838	LED	Light Emitting Diode
839	LEO	Low Earth Orbit
840	LF	Line-Feed
841	LFA	Local Hour Angle
842	LGP	local galley panel
843	LHCP	Left-Hand Circular Polarization
844	LMA	Limited Motion Antenna
845	LMP	Lower Minimum Program
846	LMSS	Land Mobile Satellite Service
847	LMT	Local Mean Time
848	LNA	Low Noise Amplifier
849	LNB	Low-Noise Block Converter
850	LNC	Low-Noise Converter
851	LNR	Low-Noise Receiver
852	LO	Local Oscillator
853	LON	Longitude
854	LOPA	Layout of Passenger Accommodations
855	LOR	Loran
856	LOS	Loss of Signal
857	LOX	Liquid Oxygen
858	LPC	Linear Predictive Coding
859	LPF	Low Pass Filter
860	LPS	Launch Process System
861	LRE	Low Rate Encoding
862	LRM	line replaceable module
863	LRRA	low range radio altimeter
864	LRU	Line Replaceable Unit
865	LS	Link Switch
866	LSAP	Loadable Software Airplane Part
867	LSAPL	Loadable Software Airplane Part Librarian

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
868	LSE	Line Signaling Equipment
869	LSI	Large Scale Integration
870	LSM	Line Switch Marker
871	LSO	Line Signaling Oscillator
872	LSS	line support services
873	LTE	Long Term Evolution
874	LTOM	Less than one minute
875	LTOS	Less than one second
876	LVDS	Low Voltage Differential Signal
877	M	Mega-Million
878	M&E	American Airlines Maintenance & Engineering
879	MAC	Multiplexed Analog Components
880	MAN	Metropolitan Area Network
881	MAP	Middle Atmosphere Component
882	MARISAT	Maritime Satellite System (USA/Inmarsat)
883	MASER	Microwave Amplification by Simulated Emission of Radiation
884	MB	Megabyte
885	MB/S	MBPS or M BIT/S—Megabits per second
886	MBA	Multiple Beam Antenna
887	MBTA	Multiple Tours Antenna
888	MC	Main Cabin
889	MC	monitor and control
890	MC	Maintenance Center
891	MCC	Master Control Console
892	MCE	Main Cabin Extra
893	MCF	monitor and control function
894	MCLF	Multichannel Loading Factor
895	MCP	mode control panel
896	MCS	Maritime Communications System
897	MCU	Monitor and Control Unit
898	MCW	Modulated Continuous Wave
899	MDA	Mechanically Despun Antenna
900	MDF	Main Distribution Frame
901	MDFD	Multi-Destination Full Duplex
902	MDHD	Multi-Destination Half Duplex
903	MDS	Multipoint Distribution Service
904	MDS	Minimum Discemible Signal
905	MDTA	Modulator-Demodulator-Translator Assemble
906	MDUS	Medium Data Utilization Station (Australia)
907	MECO	Main Engine Cut-Off
908	MEGA	Million
909	MEL	Minimum Equipment List
910	MEL	minimum equipment list
911	MELCO	Mitsubishi Electric Corporation (Japan)
912	MERS	Most Economical Routing Scheme
913	MET	Mission Elapsed Time
914	MEW	manufacturer’s empty weight
915	MF	Multifrequency
916	MF	Medium Frequency
917	MFD	multifunction display
918	MFR	Multifrequency Register

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
919	MFS	Multifrequency Sender
920	MFTDMA	Multiple Frequency Time Division Multiple Access
921	MG	Motor Generator
922	MGC	Multigroup Controller
923	MHZ	Megahertz
924	MIC	Maintenance Item Control
925	MIFR	Master International Frequency Register
926	MIP	Multigroup Interference Processor
927	MLW	maximum landing weight
928	MM	Maintenance Manual
929	MMDS	Microwave Multipoint Distribution System
930	MMEL	master minimum equipment list
931	MMIC	Monolithic Microwave Integrated Circuit
932	MMO	maximum operating speed (Mach number)
933	MMS	Multimission Modular Spacecraft
934	MMSS	Maritime Mobile Satellite Service
935	MMV	Multimission Modular Vehicle
936	MOC	Maintenance Operations Center
937	MOD	Modulator
938	MOI	Moments of Inertia
939	MOL	Mole (Amount of Substance)
940	MON	Monitoring Station
941	MoR	Merchant of Record
942	MOS	Metal-Oxide Semiconductor
943	MOS	Mean Opinion Score
944	MPAA	Motion Picture Association of America
945	MPEG	Motion Picture Experts Group
946	MPLS	Multiple Protocol Label Switching
947	MS	Meeting of Signatories (Intelsat)
948	MS	Millisecond
949	MSC	Management Services Contract(or)
950	MSD	Most Significant Digit
951	MSK	Minimum Shift Keying
952	MSM	Microwave Switch Matrix
953	MSS	Multi-Spectral Scanner
954	MSSF	Mate Scanner Stop Failure
955	MSU	Microwave Sounding Unit
956	MTBF	Mean Time Between Failures
957	MTBF	Mean Time Between Failure
958	MTBF	Mean Time Before/Between Failures
959	MTOW	maximum takeoff weight
960	MTTF	Mean Time to Failure
961	MTTR	Mean Time to Repair
962	MTU	Magnetic Tape Unit
963	MTW	maximum taxi weight
964	MU	Multi-Destination Unidirectional
965	MUF	Maximum Usable Frequency
966	MUX	Multiplex
967	MW	Microwave
968	MZFW	maximum zero fuel weight
969	N	Nano (one-billionth)

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
970	NASA	National Aeronautics and Space Administration (USA)
971	NASC	National Aeronomics and Space Council (USA)
972	NASCOM	NASA Communications Network (USA)
973	NASDA	National Space Development Agency (Japan)
974	NAT/TFG	North Atlantic Traffic Forecasting Group
975	NB	Narrow Band
976	NC	No Charge
977	NCC	Network Control Center
978	NCR	National Research Council (Canada)
979	ND	navigation display
980	NDT	Non-Destructive Testing
981	NDT	Non Destructive Testing
982	NEF	Noise Exposure Forecast
983	NEXRAD	NEXt-Generation RADar
984	NF	Noise Figure
985	NGS	nitrogen generating system
986	NHK	Japan Broadcasting Corporation (Japan)
987	NIC	Nearly Instantaneous Companding
988	NICD	Nickel-cadmium (battery)
989	NIH	Nickel Hydrogen (battery)
990	NITS	Luminance / Measurement of light in candelas per meter square
991	NOC	Network Operations Center
992	NOI	Notice of Inquire (FCC)
993	NORAD	North American Aerospace Defense Command
994	NORAD	North American Air Defense Command (USA)
995	NOTAM	Notice To AirMen
996	NPL	National Physical Laboratory (UK)
997	NPR	Noise Power Ratio
998	NPS	navigation performance scales
999	NRL	Naval Research Laboratory (USA)
1000	NRMS	Network Reference & Monitor Station
1001	NRSC	National Remote Sensing Center (PRC, UK)
1002	NRZ	Non Return-to-Zero
1003	NS	Nanosecond
1004	NTC	Network Transmission Committee (VITEAC)
1005	NTIA	National Telecommunications Information Administrations (USA)
1006	NTSC	Never The Same Color
1007	NTSC	National Television System Committee (USA) (Committee of representatives of the television industry in the U.S. on whose findings and recommendations television standards are established.
1008	NTSC	System of color television based on the recommendation of the NTSC using 525 lines and 60 fields with a video bandwidth of 4.2 MHz (US, Canada, Japan)
1009	NTT	Nippon Telegraph & Telephone Public Corporation (Japan)
1010	NWAP	802.11N Wireless Access Point
1011	NWS	nose wheel steering
1012	O AND M	Operation and Maintenance
1013	OACI	Organization de Aviacion Civil International (International Civil Aviation Organization (ICAO)
1014	OAO	Orbiting Astronomical Observatory
1015	OAS	Orbit Adjust Subsystem
1016	OBE	Out-of-Band Emission
1017	OBN	Out-of-Band Noise
1018	OCC	Operation Control Center

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1019	OCMF	onboard configuration management function
1020	ODA	Organization Designation Authorization
1021	ODA	Organization Designation Authorization
1022	ODLF	onboard data load function
1023	OEM	Original Equipment Manufacturer
1024	OEM	Original Equipment Manufacturer
1025	OEW	operating empty weight
1026	OFHC	Oxygen-Free High Conductivity Copper
1027	OFT	Orbital Flight Test
1028	OGO	Orbiting Geophysical Observatory
1029	OHMF	onboard health management function
1030	OIRT	International Radio & Television Organization
1031	OMS	Orbital Maneuvering System
1032	OMT	Orthomode Transducer
1033	ONERA	Office Nationale d’Etudes et de Recherches Aerospatiales (National Bureau for Aerospace Studies and Research) (France)
1034	OPC	operational program configuration
1035	OPSK	Octal Phase Shift Keying
1036	OPT	onboard performance tool
1037	ORBIS	Orbiting Radio Beacon Ionospheric Satellite
1038	OSC	Oscillator
1039	OSM	Miniaturized Rigid Coaxial Cable
1040	OSO	Off Schedule Operation
1041	OSPF	Open Shortest Path First
1042	OSPK	Off-Set Keyed Quadrature Phase Shift Keying
1043	OSR	Orbital Solar Reflector
1044	OTC	Overseas Telecommunications Commission (Australia)
1045	OTE	Hellenic Telecommunications Organization (Greece)
1046	OTS	Orbital Test Satellite
1047	OTV	Orbital Transfer Vehicle
1048	OUB	Occasional Use Bands
1049	OW	Orderwire
1050	P	Private or Special Telephone Circuit (CCITT)
1051	P	Pico (One Trillionth)
1052	PA	passenger address
1053	PA	Public Address
1054	PA	Power
1055	PA	Preassigned
1056	PABX	Private Automatic Branch Exchange
1057	PAD	Packet Assembly and Disassembly
1058	PAL	Phase Alternative Line (a television standard) Phase Attenuation by Line
1059	PAL COLOR	A color television system developed in Germany using 625 lines and 50 fields with a video bandwidth of 5 MHz (Western Europe)
1060	PAL-M	PAL System using NTSC Parameters
1061	PAM	Pulse Amplitude Modulation
1062	PAM	Payload Assist Module
1063	PAMA	Pre-assigned Multiple Access
1064	PAM-D	Payload Assist Module D
1065	PAML	Program Authorized Materials List
1066	PAO	personal air outlet
1067	PAPM	Pulse Amplitude Phase Modulation
1068	PAR	Parity
1069	PARAM	Parametric Low-Noise

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1070	PBE	protective breathing equipment
1071	PBX	Private Branch Exchange
1072	PC	personal computer
1073	PC	Printed Circuit
1074	PCE	Power Conditioning Electronics
1075	PCI	Payment Card Industry
1076	PCM	power control modules & power conditioning modules
1077	PCM	Pulse Code Modulation
1078	PCU	Passenger Control Unit
1079	PCU	Power Control Unit
1080	PDA	Personal Digital Assistant
1081	PDF	Portable Document Format
1082	PDIP	Passenger Data Integration Personalization
1083	PDL	Page Description Language
1084	PDM	Pulse Duration Modulation
1085	PDR	Preliminary Design Review
1086	PDR	Preliminary Design Review
1087	PDR	Preliminary Design Review
1088	PDU	power drive unit
1089	PEAP	Protected Extensible Authentication Protocol
1090	PED	Personal Electronic Device
1091	PESC	Telephone Engineering Service Circuit
1092	PF	Picofarad (Unit of electrical capacitance)
1093	PF	Power Factor
1094	PFCF	primary flight control function
1095	PFD	primary flight display
1096	PFD	Power Flux Density
1097	PFIS	passenger flight information system
1098	PFIX	Power Failure Interrupt
1099	PFM	Pulse Frequency Modulation
1100	PFO	Pilot Frequency Oscillator
1101	PGM	Program
1102	PH	Phase
1103	PICO	A Trillionth
1104	PIN	Personal Identification Number
1105	PIP	Payload Integration Plan
1106	PKI	Public Key Infrastructure
1107	PKM	Perigee Kick Motor
1108	PL	Parts List
1109	PL	Path Loss
1110	PLE	Plesetsk Launch Complex (USSR)
1111	PM	Phase Modulation
1112	PMA	Parts Manufacturer Approval
1113	PMA	Parts Manufacturer Approval
1114	PMA	Permanent Management Arrangements
1115	PMB	Proto Main Body
1116	PMG	permanent magnet generators
1117	PMS	Picturephone Meeting Service
1118	PN	Pseudo-Noise
1119	POC	Physician on Call
1120	POL	Polarization

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1121	POLANG	Polarization Angle
1122	POR	Pacific Ocean Region
1123	P-P	Peak-to-Peak
1124	PPF	Payload Processing Facility (USAF)
1125	PPM	Pulse Position Modulation
1126	PPS	Pulse Per Second
1127	PPV	Pay-per-view
1128	PQM	Proto Qualification Model
1129	PR	Private Renter
1130	PRAM	Pre-Recorded Announcement Message
1131	PRAM	pre-recorded announcement music
1132	PREAMP	Preamplifier
1133	PRN	Pseudo-Random Noise
1134	PROC	Processor
1135	PRPM	Primary Power Monitor
1136	PS	Power Supply
1137	PSD	Performance Start Date
1138	psi	pounds per square inch
1139	PSI	Pounds per square inch
1140	PSK	Pounds Shift Keying
1141	PSN	Packet Switching Network
1142	PSN	Private Satellite Network
1143	PSS	Passenger Service System
1144	PSSA	product support and assurance agreement
1145	PSSC	Public Service Satellite Consortium
1146	PSTN	Public Switched Telephone Network
1147	PSU	passenger service units
1148	PTC	Pacific Telecommunications Council
1149	PTLU	Pre-Transmission Line-Up
1150	PTM	Pulse Time Modulation
1151	PTT	Post Telegraph Telephone
1152	PULSAR	Pulsed Sequential Access Relay
1153	PV	Present Value
1154	PW	Picowatt
1155	PWM	Pulse Width Modulation
1156	PWP	Picowatt psophometrically weighted
1157	PWPO	Picowatt Psophometrically weighted measured at a point of zero reference level
1158	PWR	Power
1159	PWS	predictive windshear
1160	QA	Quality Assurance
1161	QAM-PAM	Quadrature Amplitude Modulation-Pulse Amplitude Modulation
1162	QAR	quick-access recorder
1163	QC	Quality Control
1164	QM	Qualification Model
1165	QOS	Quality of Service
1166	QPSK	Quadra-Phase Shift Keyed
1167	QWERTY	Most Common Keyboard Layout (1st 6 letters on top letter row of keyboard)
1168	R	Degree Rankin (absolute scale based on Fahrenheit)
1169	RA	radio altimeter
1170	RA	Right Ascension
1171	RAD	Radian

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1172	RAF	Rate Adjusted Factor
1173	RAM	Random Access Memory
1174	RARC	Regional Administrative Radio Conference
1175	RAS	Remote Analysis System
1176	RAT	ram air turbine
1177	RBOC	Regional Bell Operating Company
1178	RBV	Return Beam Vidicon
1179	RC	Resistance-Capacitance
1180	RCC	Radio Common Carrier
1181	RCO	Restoration Control Office
1182	RCS	Reaction Control Subsystem
1183	RCVR	Receiver
1184	RDC	remote data concentrator
1185	RDF	Repeater Distribution Frame
1186	RDG	Receive Data Gate
1187	RDPU	remote power distribution unit
1188	RDT&E	Research, Development, Testing & Evaluation
1189	REF	Reference
1190	REL	Release
1191	RESTEC	Remote Sensing Technology Center (Japan)
1192	RET	Reliable Earth Terminal
1193	REU	remote electronic units
1194	REV	Revolution
1195	RF	Radio Frequency
1196	RF	Radio Frequency
1197	RF	Radio Frequency
1198	RFI	Request for Information
1199	RFP	Request For Proposal
1200	RFP	Request For Pricing
1201	RFQ	Request For Quote
1202	RFS	Request For Service
1203	RFT	Radiotelephony
1204	RGM	Release Guard Message
1205	RHCP	Right-Hand Circular Polarization
1206	RHDD	Removable Hard Disk Drive
1207	RII	Required Inspection Item
1208	RIP	Routing Information Protocol
1209	RIS	Retransmission Indication Signal
1210	RLO	Restoration Liaison Officer
1211	RMBAFN	Reconfigurable Multibeam Antenna Feed Network
1212	RMS	Root Mean Square
1213	RMS	Remote Manipulator System
1214	RN	Reference Noise
1215	RNP	required navigation performance
1216	RO	Receive Only
1217	RPDU	remote power distribution unit
1218	RPM	Revolutions per Minute
1219	RPS	Revolutions per Second
1220	RQ	Repetition of Information
1221	RR/U	Revenue Requirements per Unit
1222	RSE	Register Signaling Equipment

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1223	RSP	Receive Shift Pulse
1224	RTCA	Radio Technical Commission for Aeronautics
1225	RTCA DO-#	RTCA Numbered Documents
1226	RTE/TSM	TDMA Reference and Monitor Station Equipment
1227	RTG	Radiotelegraphy
1228	RTG	Radio-isotope Thermoelectric Generator
1229	RTMs	receivers/transmitters
1230	RTS	Request to Send
1231	RTT	Regie des Telegraphes et des Telephones (Belgium)
1232	RVR	runway visual range
1233	RVSM	Reversed Vertical Separation Minima
1234	RW	Rewind
1235	RWS	reactive windshear
1236	RX	Receive
1237	RZ	Return to Zero
1238	S	Second
1239	S/C	Spacecraft
1240	S/C	Suppressed Carrier
1241	S/N	Signal-to-Noise Ratio
1242	S/N	Signal-to-Noise Ratio
1243	S+DX	Speech Plus Duplex
1244	S+DX	Speech+Duplex (Simultaneous Speech & Telephony in a Voice Channel
1245	SAC	Strategic Air Command (USAF)
1246	SADA	Solar Array Drive Assembly
1247	SADE	Solar Array Drive Electronics
1248	SAE	Society of Automotive Engineers
1249	SAGR	Supergroup Automatic Gain Regulator
1250	SARPS	standard and recommended practices
1251	SATCOM	Satellite Communication
1252	SATCOM	satellite communication
1253	SATCOM	Satellite Communication
1254	SCC	Satellite Control Center
1255	SCF	Satellite Control Facility
1256	SCPC	Single Channel Per Carrier PCM/PSK Telecommunications Equipment
1257	SCPDM	Suppressed Clock Pulse Duration Modulation
1258	SCR	Silicon Controlled Rectifier
1259	SCTO	Stalled Call Timed Out
1260	SCU	System Control Signal Unit
1261	SD	Speech Detector
1262	SDCU	Satellite Delay Compensation Unit
1263	SDF	Supergroup Distribution Frame
1264	SDK	software development kit
1265	SDLC	Synchronous Data Link Control
1266	SDMA	Space Division Multiple Access
1267	SECAM	Sequential Color with Memory – A color television system developed in France using 625 lines and 50 fields with a bandwidth of 6 MHz
1268	SELCAL	selective calling system
1269	SEM	Space Environment Monitor
1270	SEN	SENSE command
1271	SENEL	single event noise exposure level
1272	SES	Ship Earth Station (Inmarsat)
1273	SES	Standard Earth Station

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1274	SET	European Telecommunications Working Group of the CEPT
1275	SFE	seller furnished equipment
1276	SG	Secretary General
1277	SGDF	Supergroup Distribution Frame
1278	SHA	Sideral Hour Angle
1279	SHE	Spacecraft Handling Equipment
1280	SHF	Super High Frequency
1281	SHF	Super High Frequency 3,000 – 30,000 MHz
1282	SI	Speech Interpolation
1283	SIMP	Satellite Interface Message Processor
1284	SITA	Service Information Technology Architecture
1285	SITA	Societe International des Telecommunications Aeronautiques (International Society of Aeronautical Telecommunications)
1286	SIV	Solar and Interplanetary Variability
1287	SLA	Service Level Agreement
1288	SLL	Satellite Line Link
1289	SLS	Side Lobe Suppression
1290	SMA	Semi-Major Access
1291	SMATV	Satellite Master Antenna Television
1292	SMMR	Special Maintenance Manual Revision
1293	SMS	Short Message Service
1294	SMTP	Simple Mail Transfer Protocol
1295	SMY	Solar Maximum Year
1296	SNA	System Network Architecture
1297	SNF	System Noise Figure
1298	SNG	Satellite News Gathering
1299	SNIAS	Societe Nationale Aerospatiale
1300	SNMP	Simple Network Management Protocol
1301	SNR	Signal-to-Noise Ratio
1302	SNT	System Noise Temperature
1303	SOC	System Operation Control
1304	SOC	Satellite Operation Complex
1305	SOCC	Satellite Operations Control Center
1306	SOM	Start of Message
1307	SOM	Space Oblique Mercator
1308	SPACEWARN	World Warning Agency for Rockets and Satellites (UN)
1309	SPADE	SCPC PCM Multiple Access Demand Assigned Equipment
1310	SPARRSO	Space Research and Remote Sensing Organization (Bangladesh)
1311	SPC	Stored Program Control
1312	SPDT	Single Pole Double Throw
1313	SPELDA	Structure Porteuse Extreme Lancement Double Ariane (allows 2 payloads)
1314	SPI	Special Position Identification (Pulse)
1315	SPL	Sound Pressure Level
1316	SPM	Signal Processing Modem
1317	SRARQ	Selective Repeat-Automatic Repeat Request
1318	SRB	Solid Rocket Booster
1319	SRD	Software Requirements Document (Could be System Reference Document)
1320	SRE	Speech Recognition Equipment (or VRE)
1321	SREU	spoiler remote electronic units
1322	SRF	Service Request Flag
1323	SRP	Signal Reference Point
1324	SRRM	Software Requirements Review Meeting

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1325	SRTS	Supporting RTE/TSM System
1326	SS	Satellite Switching
1327	SS	Speed Spectrum
1328	SSB-SC-AM	Single Sideband Suppressed Carrier Amplitude
1329	SSB-SC-ASK	Single Sideband Suppressed Carrier Amplitude Shift Keyed
1330	SSB-SC-PAM	Single Sideband Suppressed Carrier Pulse Amplitude Modulation
1331	SSC	Satellite Switching Center
1332	SSC	Satellite Situation Center
1333	SSD	Solid State Drive
1334	SSFC	Sequential Single Frequency Code
1335	SSH	Secure Shell
1336	SSID	Service Set Identification
1337	SSLO	Solid State Local Oscillator
1338	SSM	Satellite System Monitor
1339	SSO	Single Sign On
1340	SSP	Signaling and Switching Processor
1341	SSPA	Solid State Power
1342	SSPC	solid-state power controller
1343	SSRA	Spread Spectrum Random Access
1344	SSSF	Self-Scanner Stop Failure
1345	SST	Satellite-to-Satellite Tracking
1346	SS-TDMA	Satellite-Switched Time Division Multiple Access
1347	SS-TDMA	Satellite-Switched TDMA
1348	SSTM	Station-to-Station Traffic Matrix
1349	SSU	Stratospheric Sounding Unit
1350	SSU	Sequential Shunt Unit
1351	SSU	Secondary Sampling Unit
1352	SSUS	Solid Spinning Upper Stage
1353	ST	“End Pulsing” Command (CCITT format)
1354	ST	Standard Time
1355	STA	Structural Test Article
1356	STAR	Satellite Telecommunications with Automatic Routing (Simple form of SPADE system)
1357	STBY	Standby
1358	STC	Supplemental Type Certificate
1359	STCC	Spacecraft Technical Control Center
1360	STDN	Space Tracking and Data Network
1361	STE	Supergroup Translating Equipment
1362	STE	Spacecraft Test Equipment
1363	STELLA	Satellite Transmission Experiment Linking Laboratories (CNES)
1364	STETS	Solar Terrestrial Energy Transfer Studies
1365	STM	Structural Therman Model
1366	STP	Space Test Program (USAF)
1367	STR	Symbol Timing Recovery
1368	STRIP	Satellite Transmission impairment Program
1369	STS	Space Transportation System (operated by NASA USA)
1370	STSK	Scandinavian Committee for Satellite Telecommunications
1371	SURVSATCOM	Survivable Communications Satellite
1372	SVC	Secure Voice Communications Service
1373	SVDU	Seatback Video Display Unit
1374	SVDU	smart video display unit
1375	SW	Switch

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1376	SWIFT	Society for Worldwide Interband Financial Telecommunicaiton
1377	SWOF	Switchover Operation Failure
1378	SWR	Standing Wave Radio
1379	SYLDA	System de Lancement Double Ariane (allows 2 payloads)
1380	SYN	Synthesizer
1381	T	Tera (1,000,000,000)
1382	T CARRIER	A hierarchy of Bell digital systems (T1 T2 etc.)
1383	T/R	Transmit/Receiver
1384	T/V	Thermal Vacuum
1385	TA	Transistor
1386	TAC	thrust asymmetry compensation
1387	TASI	Time Assignment Speech Interpolation
1388	TASO	Television Allocations Study
1389	TAT	total air temperature
1390	TAT	Transatlantic Telephone (USA/Europe) Cable
1391	TAWS	terrain awareness and warning system
1392	TB	Terabyte
1393	TB	Trunk Buffer
1394	TBBF	Top Baseband Frequency
1395	TBD	To Be Determined
1396	TBD	to be determined
1397	TBD	To Be Determined
1398	TBU	Transmit Baseband Unit
1399	TC	Type Certificate
1400	TC	Type Certificate
1401	TC	Trunk Circuit
1402	TC	Telecommand
1403	TC AND R	Telemetry Command and Ranging
1404	TCAS	traffic alert and collision avoidance system
1405	TCC	Telephone Coordinating Circuit
1406	TCD	Department of Technical Cooperation for Development (UN)
1407	TCE	Telemetry and Command Equipment
1408	TCM	Trajectory Correction Maneuvers
1409	TCPs	tuning and control panels
1410	TCS	Thermal Control Subsystem
1411	TCXO	Temperature-Compensated Crystal Oscillator
1412	TDA	Terminal Diode Amplifier
1413	TDB	Traffic Data Base
1414	TDF	Telediffusion de France
1415	TDG	Transmit Data Gate
1416	TDL	Terminal Data Loader
1417	TDL	Terminal Data Loader
1418	TDM	Time Division Multiplex
1419	TDMA	Time Division Multiple Access
1420	TDRSS	Tracking and Data Relay Satellite System
1421	TE	Threshold Extension
1422	TED	Threshold Extension Demodulator
1423	TEL	Telephone
1424	TEM	Traverse Electromagnetic
1425	TERA	A trillion
1426	TERM	Termination

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1427	TES	Transportable Earth Station
1428	TETTO	Toroidal Beam Telemetry Antenna
1429	TFC	Traffic
1430	TFT	Thin Film Transistor
1431	TFU	Timing and Frequency Unit
1432	TG	Telegraph
1433	TGF	Through Group Filter
1434	TH	Telemetry
1435	TIROS	Meteorological Satellite (USA)
1436	TIRS	Thermal Infrared Scanner
1437	TIU	Terrestrial Interface Unit
1438	TIUPIL	Typical Information Use Per Individual
1439	TLP	Transmission Level Point
1440	TM	Telemetry
1441	TNIP	Terrestrial Network Interface Processor
1442	TOC	Television Operating Center
1443	TOCC	Technical and Operational Control Center
1444	TOIRS	Transfer Orbit Infrared Earth Sensor
1445	TOPS	Telemetry Operations
1446	TOS	Transfer Orbit Stage
1447	ToS	Type of Service
1448	TOSSA	Transfer Orbit Sun Sensor Assembly
1449	TOT	Time of Transmission
1450	TP	Test to Point
1451	TP	Transmission Point Level
1452	TPCU	tethered passenger control unit
1453	TPD	Time Pulse Delay
1454	TPMU	touch passenger media unit
1455	TPP	Telecommunications Preparatory Programme
1456	TPS	Takeoff Performance System
1457	TPS	Therman Protection System
1458	TPT	Transmission Path Translator
1459	TRAD	Directional Telemetry Antenna
1460	TRANSIT	Navy Navigational Satellite (USA)
1461	TRM	Transmit-Receive Module
1462	TRMA	Time Random Multiple Access
1463	TRMS	TDMA Reference and Monitor Station Services
1464	TRU	transformer rectifier unit
1465	TRU	Transponder Right of Use
1466	TS	Telegraph Service Circuit (CCITT)
1467	TSC	Technical Services Contractor
1468	TSESC	Telegraph Engineering Service Circuit
1469	TSF	Through Supergroup Filter
1470	TSM	Telephony Signaling Module
1471	TSO	Technical Service Order
1472	TSO	technical standard order
1473	TSO	Technical Standard Order
1474	TSP	tail strike protection
1475	TSP	Transmit Shift Pulse
1476	TSS	Tethered Satellite System
1477	TSU	Terminating Signal Unit

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1478	TT AND C	Tracking Telemetry and Command
1479	TTB	Trunk Test Buffer
1480	TTC AND M	Tracking Telemetry Command and Monitoring Station
1481	TTL	Transistor—Transistor Logic
1482	TTP	Trunk Test Panel
1483	TTPB	Trunk Test Panel Buffer
1484	TTS	TDMA Terminal Simulation
1485	TULE	Tulsa Maintenance Base/Station
1486	TV	Television (video and assigned audio)
1487	TVC	Thrust Vector Control
1488	TVEC	Total Vertical Electron Content
1489	TVRO	TV Receive Only
1490	TWLU	terminal wireless LAN unit
1491	TWT	Traveling Wave Tube
1492	TWTA	Traveling Wave Tube Amplifier
1493	TX	Transmit
1494	U	Unidirectional
1495	U/C	Up-converter
1496	UARTO	United Arab Republic Telecommunication Organization
1497	UBK	Unblock
1498	UDC	Universal Data Classification
1499	UDTS	Universal Data Transfer Service
1500	UER	Union Europeene Radiodiffusion (European Broadcasting Union)
1501	UFB	Unfit for Broadcast
1502	UHF	Ultra-High Frequency 300-3000 MHz
1503	UIT	Union Internacional de Telcommunicaiones (ITU)
1504	UITP	International Union of Public Transport
1505	UL OR U/L	Uplink
1506	ULD	unit load device
1507	UMS	user-modifiable software
1508	UNCTAD	Conference on Trade and Development (UN)
1509	UNEP	Environment Programme (UN)
1510	UNESCO	Educational Scientific and Cultural Organization (UN)
1511	UNICODEC	Universal Code/Decoder (TV Service)
1512	UNIPEDE	International Union of Producers and Distribution of Electrical Energy
1513	UPS	Uninterrupted Power Supply
1514	URSI	International Union of Radio Science
1515	USB	Universal Serial Bus
1516	USB	United S-Band
1517	USISC	International Service Carriers (USA)
1518	USPHS	United States Public Health Service
1519	UTC	Universal Time Clock
1520	V	volt
1521	V	Volt
1522	VA	Volt Ampere
1523	VAC	volts alternating current
1524	VAN	Value Added Network
1525	VAR	Variation (Magnetic)
1526	VAS	Value Added Service (or VAN)
1527	VAS II	VideoCipher II
1528	VCC	Video Control Center

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1529	VCO	Voltage Controlled Oscillator
1530	VCS	video control station
1531	VCTU	variable camber trim units
1532	VDA	Volume Discount Agreement
1533	VDC	Valve Coil Driver
1534	VDDA	Variable Destination Demand Assignment
1535	VDL	VHF data Link
1536	VDU	Visual Data Unit
1537	VELCOR	Velocity Correction
1538	VF	Voice Frequency
1539	VFO	Variable Frequency Oscillator
1540	VFT	Voice Frequency Telegraph
1541	VHF	very high frequency
1542	VHF	Very High Frequency
1543	VHRR	Very High Resolution Radiometer
1544	VIEWDATA	Generic name for a home information system
1545	VISSR	Visible-Infrared Spin Scan Radiometer
1546	VITEAC	Video Transmission Engineering Advisory Committee (USA)
1547	VITS	Verification International Test Signal
1548	VLAN	Virtual Local Area Network
1549	VLF	Very Low Frequency
1550	VLR	Very Low Range
1551	VLSL	Very Large Scale Integrations
1552	VMO	maximum operating velocity
1553	VOD	Video On Demand
1554	VOIP	Voice Over Internet Protocol
1555	VOR	VHF omni directional range
1556	VOR	VLF Omnidirectional Radio Range
1557	VOW	Voice Order Wire
1558	VOX	Intersyllabic Voice Activated Carrier
1559	VPA	Video Public Address/ Video Passenger Announcement
1560	VPA	Video Public Address
1561	VPD	Variable Power Divider
1562	VPF	Vertical Processing Facility (KSC)
1563	VPN	Virtual Private Network
1564	VPN	virtual private network
1565	VRE	Voice Recognition Equipment
1566	VSB	Vestigial Sideband
1567	VSD	vertical situation display
1568	VSDM	Variable Slope Delta Encoding
1569	VSM	Vestigial Sideband Modulation
1570	VSWR	Voltage Standing-Wave Ratio
1571	VTF	Via Terrestrial Facilities
1572	VTR	Video Tape Recording
1573	VU	Volume Unit
1574	W	Watt
1575	W/G	Waveguide
1576	WAN	Wide Area Network
1577	WAN	Wide Area Network
1578	WAN	Wide area Network
1579	WAP	Wireless Application Protocol

Appendix K

Master Technical Compliance Matrix Form

Glossary/Acronyms

All AA Requirements below should be available by EIS

Item	Definitions	Description
1580	WARC/MR	World Administrative Radio Conference on Maritime Mobile Telecommunications
1581	WARC/ST	World Administrative Radio Conference on Space Telecommunications
1582	WATS	Wide Area Telephone Service
1583	WB	Wideband
1584	WBD	Wide Band Data (Channel)
1585	WBEAF	Wide Band Earth Station Antenna Feed
1586	WBPA	Wideband Power Amplifier
1587	WDC	World Data Center (Rockets and Satellites)
1588	WF	Weighting Function
1589	WG	Waveguide
1590	WGS	world geodetic system
1591	Wi-Fi	Wireless Technology
1592	WiMAX	Worldwide Interoperability for Microwave Access
1593	WISI	World Index of Space Imagery
1594	WMO	World Meteorological Organization (UN)
1595	WMS	World Magnetic Survey
1596	WPA	Wi-Fi Protected Access
1597	WRAU	weather radar antenna unit
1598	WSI	WSI Corporation – Weather Service
1599	WT	Wireless Telegraphy
1600	WWW	World Weather Watch
1601	WXR	weather radar
1602	X	Combined Services (CCITT)
1603	X-BAND	Used loosely to refer to satellites operating in the 8/7 GHz range
1604	XM	Satellite Radio
1605	XMIT	Transmit
1606	XML	Extensible Markup Language
1607	XPD	Cross-polarization Discrimination
1608	XPI	Cross Polar Interference
1609	XPNDR	Transponder
1610	X-POL	Cross-Polarized
1611	XSSF	Scanner Sync Failure
1612	Y/C	Coach or Economy Class
1613	Y/C	Coach Class
1614	ZT	Zone Time

Appendix L2D

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Appendix M1

Connectivity & Wireless Ent. Service Level Availability
Supplier’s Response: Bidder should utilize as much of this worksheet as needed to provide detailed answers to the requirements shown below. Supplier is encouraged to utilize text, illustrations, architectural documents/diagrams, charts, and tables if necessary insuring that the response is detailed and without ambiguity.

Requirements: Bidder shall provide the proposed service level(s) availability (SLA). Service availability refers to network and system availability and uptime. The availability service level should coincide with the Service Level Agreement that your organization is proposing

a. Provide the proposed percentage of system availability and uptime

b. Show how the service availability percentage was calculated

c. Does the proposed percentage adhere to industry standard system availability using the “nines calculation” vs. a proprietary calculation? If the proposed percentage is not a standard calculation, explain why and provide the equation

d. Provide your service availability per fleet and per aircraft

e. Provide what is covered by the SLA

f. Provide what is not covered by the SLA (i.e. provide all associated exclusions)

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Appendix M2

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Appendix O

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Appendix P

Connectivity Coverage & Future Expansion

Supplier’s Response: Bidder should utilize as much of this worksheet as needed to provide detailed answers to the requirements shown below. Supplier is encouraged to utilize text, illustrations, architectural documents/diagrams, charts, and tables if necessary insuring that the response is detailed and without ambiguity.

Requirements: Bidder shall describe, in detail, proposed coverage areas for EIS and proposed future expansion.

a.      Note any American Airlines routes that will not have coverage for entry into service

b.      Describe specific plans and a timeline to close the coverage gaps

c.      Describe the technology used (i.e. Ku, Ka, hybrid, etc)

d.      Provide all specific satcom providers that comprise the solution and the coverage area supported by the specific provider

e. Provide all specific satcom regulatory status that comprise the solution and the coverage area supported by the specific supplier:

1. routes and regions with approvals

2. routes and regions where approvals are actively being pursued

3. routes and regions where the supplier is without regulatory approval and reasons and steps being pursued to remedy

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Appendix R1

Supported Services

Supplier’s Response: Bidder should utilize as much of this worksheet as needed to provide detailed answers to the requirements shown below. Supplier is encouraged to utilize text, illustrations, architectural documents/diagrams, charts, and tables if necessary insuring that the response is detailed and without ambiguity.

Requirements: Bidder shall describe all supported services that are proposed. At a minimum, but not limited to, the following services should be defined and/or described:

a.      Customized Customer Information

b.      Live Television

c.      Gaming

d.      Portal Advertising and Promotions

e.      Portal and Portal Applications such as flight information, catalog sales, Live Text news (LTN), food and beverages etc.

g.      System and/or Flight Information

f.       AA Operational Support and Applications (i.e. support for Onboard Sales Recorder)i. Whitelisted websites (i.e. AA.com)

g.      Customer Care (including live chat)

h.      ISP

i.       Ground Based (terrestrial based solution)—Describe your solution for the uploading and offloading of data to the aircraft including the topics:

1. Manufacture(s)

2. Technology(s) including anticipated data rates a. Cellular (CDMA, GSM, 2G, 3G, 4G, HSPA+, LTE)

1. Radio Qty

2. SIM Qty b. WiFi—802.11 a/g/n/ac ? c. SATCOM etc.

3.      Global capabilities

a.      Coverage per airport location servicing AAL

b.      Ability to automatically enable/disable based on geographical or pre-programmed location

j.       Describe On-Board Wireless Access Point (WAP) specifications and capabilities:

1. User Capacity

2.      Bandwidth/Throughput capabilities

a.      Per User

b.      Per Application (IPTV, Wireless Internet, Web-Browsing)

c.      Performance Monitoring and Reporting—supplier shall identify what SNMP data or similar industry standard based information that is being captured, reviewed and trended to monitor the In-Cabin/On-board Wi-Fi network customer experience.

k.      Supplier shall describe how their WAPs and/or system handles load balancing of Wi-Fi users over each WAP and each WAP radio

l.       Utilize Appendix O to detail any new LRU’s such as WAPs, Servers, Controllers etc.

n.      Supplier shall identify if their system utilizes Admission Control policies for their IPTV, Wireless Entertainment, and Web-Browsing user’s. If the supplier’s system utilizes Admission Control Policies, please describe in detail how it is implemented.

m.     Crew panel / maintenance application via Android, iOS, and or Microsoft platform

n.      Text and Talk crew app

o.      Reporting capabilities (real time & monthly reports)—timelines for development

p.      Other TBD applications or services

Appendix R1

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Appendix R2

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Operating System:

Windows Server 2008

Linux Suse

Linux Redhat

Debian Linux

Other (please specify)

Server Platform

64Bit

Other (please specify)

Location:

Rack, or

Blade mountable

MCU:

6MCU

Other (please specify)

Processor:

1) Dual Intel® Quad-Core mobile Intel® Core-I7 processors

2) Single Intel® Quad-Core mobile Intel® Core-I7 processor

3) Dual Intel® Core-I5 processorS

2) Single Intel® Core-I5 processor

3) Quad-core Intel® Xeon® processor

Other (please specify)

Memory:

32 Gigabyte

Bus Speed: 1333MHz

Bus Speed: 1600MHz

Speed: DDR2

Speed: DDR3

Other (please specify)

Connectivity:

Wireless (Wi-Fi)

802.11a/g

802.11a/g/n

802.11a/g/n/ac

Cellular

GSM (3g)

GSM (HSPA+) w/USIM

LTE

LTE Advanced

Network:

100BASE-T Ethernet ports (specify quantity)

1000BASE-T Ethernet ports (specify quantity)

10GbE Ethernet ports (specify quantity)

Other (please specify)

Storage:

SSD Internal Storage: 300 GB

Solid State Drives - 3 x SATA Hot Swappable solid state drives: 2 Terabytes

Appendix R2

PCIe Slots: Vendor to specify number of slots

Other (please specify)

Raid Architecture:

0 to 5 capable

Other (please specify)

Drives:

Compact Flash: Expandable to 128GB

USB 2.0 or better: Minimum of four ports front and rear

DVD / Blu-ray

Floppy

Other (please specify)

Fans and Power supplies:

Dual-redundant fans

Dual-Hot swappable power supplies

Other (please specify)

Ports:

VGA (minimum)

RS-232 serial port(s)

PS2 Mouse

PS2 Keyboard

Other (please specify)

IFE: Please repeat above specifications for IFE related servers.

ROADMAP: Please conclude with server Roadmap

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[***]

Appendix S

SATCOM Antenna & Radome

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Requirement 1:

Describe, in detail, the antenna system that will be implemented with your solution including, but not limited to the following:

a. Describe the current status of radome/antenna development and certification, including timelines of certification processes, qual testing, first-of-type installations (prototypes), and start of revenue service.

b. Describe, in detail, the process to install your antenna.

c. If the Antenna is Ku band only describe, in detail, plans if any to upgrade to Ka band.

d. Describe the proposed design and installation mounting locations.

e. Describe any constraints of antenna installation in proximity to any other aircraft system antennas.

Requirement 2:

ARINC 791 is intended to provide guidance on the interfaces, form, fit and function for a Ku-Band or Ka-band Satellite Communication System. Will your proposed Radome solution be deployed and certified according to ARINC 791?

a. Is the SATCOM Antenna and Radome design ARINC 791 compliant?

b. If not, describe deviations to ARINC 791.

Requirement 3:

b. For in-service aircraft maintenance;

> Define elapsed time to remove, replace, and perform RTS (R&R) on the Supplier’s SATCOM antenna.

> Define required tooling, equipment, safety equipment, and test equipment, to accomplish the (R&R), of the supplier’s SATCOM antenna.

> Define the training necessary for maintenance personnel to accomplish the R&R of the Suppliers SATCOM antenna.

a. Describe, in detail, the lead time and time required for installation.

b. Describe any requirements on aircraft position, fuselage stability, required during installation. For example- can other airframe modification work or repair work be taking place simultaneously? Does the aircraft have to be totally parked inside a hanger?

c. For in-service aircraft (i.e. maintenance tasks);

> Define elapsed time to remove, replace, and perform Return To Service testing (R&R) on the Supplier’s SATCOM antenna.

> Define required tooling, equipment, safety equipment, and test equipment, to accomplish the (R&R), of the supplier’s SATCOM antenna.

> Define the training necessary for maintenance personnel to accomplish the R&R of the Suppliers SATCOM antenna.

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[***]

Appendix S

Appendix T

Additional Warranty Details for each product and fleet

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Requirement: Bidders shall describe in detail any additional information pertaining to warranties for the various product offerings outlined in Appendix A through Appendix G.

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Appendix U

Additional Certification and Design Information

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Requirement: Bidders shall describe in detail any special certification and design requirement not captured in American Airlines’s requirements outlined in Appendix A through Appendix G.

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Appendix V

Additional Reliability Information

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Requirement: Bidders shall describe in detail any know reliability issues and future plans to resolve those issues.

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Appendix W

Additional Wireless Entertainment Information

[***]

Requirement: Bidders shall describe in detail any know limitation of the streaming product. Please document the max number of users and define the assumptions used to generate those numbers. What are your future plans for this product? How will bandwidth be allocated between the Wi-Fi system and the streaming product?

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